Exhibit 10.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re
Chapter 11 Case No.
CHARYS HOLDING COMPANY, INC., and
CROCHET & BOREL SERVICES, INC.,	08-10289 (BLS)

Debtors.	(Jointly Administered)

ORDER CONFIRMING FIRST AMENDED JOINT PLAN
OF REORGANIZATION OF DEBTORS AND CERTAIN NONDEBTOR AFFILIATES
UNDER CHAPTER 11 OF THE BANKRUPTCY CODE, DATED DECEMBER 8, 2008

Charys Holding Company, Inc. (“Charys Holding”) and its affiliated debtor, Crochet & Borel Services, Inc. (“C&B”), as debtors and debtors in possession (collectively the “Debtors”) in the above-referenced chapter 11 cases, having proposed and filed the Debtors’ First Amended Joint Plan of Reorganization of Debtors and Certain Nondebtor Affiliates Under Chapter 11 of the Bankruptcy Code, dated December 8, 2008 (the “Plan”); and the Amended Disclosure Statement for Debtors’ First Amended Joint Plan of Reorganization of Debtors and Certain Nondebtor Affiliates Under Chapter 11 of the Bankruptcy Code, dated January 8, 2009 (the “Disclosure Statement”) having been approved by this Court and duly transmitted to holders of Claims1 against the Debtors’ estates in compliance with this Court’s Order, dated January 8, 2009 (the “Disclosure Statement Order”):  (i) approving the notice of Disclosure Statement hearing; (ii) approving the Disclosure Statement; (iii) fixing record dates; (iv) approving the notice and objection procedures in respect of confirmation of the Plan; (v) approving forms of ballots and establishment of procedures for voting on the Plan; and (vi) approving the forms of notices to non-voting Classes under the Plan; and upon the Certification of Michael J. Paque With Respect to the Tabulation of Votes on the First Amended Joint Plan of Reorganization of Debtors and Certain Nondebtor Affiliates Under Chapter 11 of the Bankruptcy Code, dated February 23, 2009 [Docket No. 657] describing the methodology for the tabulation and results of voting with respect to the Plan (the “Paque Tabulation Certification”); and a hearing having been held before this Court on February 25, 2009 to consider confirmation of the Plan (the “Confirmation Hearing”); and due notice of the Confirmation Hearing having been provided to holders of Claims against and Equity Interests in the Debtors and other parties in interest, in compliance with the Disclosure Statement Order, the Bankruptcy Code, and the Bankruptcy Rules, as established by the following affidavits of service, mailing, and publication filed with the Bankruptcy Court:  (i) the Affidavit of Service, dated February 23, 2009, of Michael Paque, a Senior Managing Consultant at Kurtzman Carson Consultants, LLC (“KCC”) [Docket No. 651] (the “Paque Affidavit” and, together with the Paque Tabulation Certification, the “Paque Filings”) and (ii) the Affidavit of Publication of Alice Weber in The New York Times (National Edition), dated February 23, 2009 [Docket No. 658] (the “Publication Affidavit”), and such notice being sufficient under the circumstances and no further notice being required; and the Plan Supplement having been filed and such filing and notice thereof being sufficient under the circumstances and no further notice being required; and based upon and after full consideration of the entire record of the Confirmation Hearing, including (A) the Plan, the Plan Supplement, the Disclosure Statement, and the Disclosure Statement Order, (B) the Affidavit of Stephen Spitzer of AlixPartners, LLC in Support of Confirmation of First Amended Joint Plan of Reorganization of Debtors and Certain Nondebtor Affiliates Under Chapter 11 of the Bankruptcy Code, dated February 23, 2009 (the “Spitzer Affidavit”), (C) the Paque Filings and the Publication Affidavit, (D) the objections to confirmation of the Plan (collectively, the “Objections”), including (i) Objection by Troy D. Crochet to Confirmation of the First Amended Joint Plan of Reorganization of Debtors and Certain Nondebtor Affiliates Under Chapter 11 of the Bankruptcy Code, dated February 5, 2009; (ii) Objection to Confirmation of the First Amended Joint Plan of Reorganization, filed by Benjamin Franklin Holcomb, dated February 10, 2009; and (iii) the Supplemental Objection by Troy D. Crochet to Confirmation of the First Amended Joint Plan of Reorganization of Debtors and Certain Nondebtor Affiliates Under Chapter 11 of the Bankruptcy Code, dated February 20, 2009, and (E) the Debtors’ Reply to Objection by Troy D. Crochet to Confirmation of the First Amended Joint Plan of Reorganization of Debtors and Certain Nondebtor Affiliates under Chapter 11 of the Bankruptcy Code, dated February 20, 2009 (the “Reply”); and the Court being familiar with the Plan and other relevant factors affecting the Debtors’ chapter 11 cases; and the Court being fully familiar with, and having taken judicial notice of, the entire record of the Debtors’ chapter 11 cases; and upon the arguments of counsel and the evidence proffered and adduced at the Confirmation Hearing; and after due deliberation and sufficient cause appearing therefor;

1 Unless otherwise defined herein, capitalized terms shall have the meanings ascribed to such terms in the Plan.

IT IS HEREBY FOUND, DETERMINED, ORDERED, ADJUDGED, AND DECREED, AS FOLLOWS:

FINDINGS OF FACT

A.           Findings and Conclusions.  The findings and conclusions set forth herein and in the record of the Confirmation Hearing constitute this Court’s findings of fact and conclusions of law pursuant to Rule 52 of the Federal Rules of Civil Procedure, as made applicable herein by Bankruptcy Rules 7052 and 9014.  To the extent any of the following findings of fact constitute conclusions of law, they are adopted as such.  To the extent any of the following conclusions of law constitute findings of fact, they are adopted as such.

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B.            Jurisdiction.  The Court has jurisdiction over the Debtors’ chapter 11 cases and confirmation of the Plan pursuant to 28 U.S.C. § 1334.  Confirmation of the Plan is a core proceeding pursuant to 28 U.S.C. § 157(b)(2)(A), (L), and (O) and the Court has jurisdiction to enter a final order with respect thereto.  The Debtors are eligible debtors under section 109 of the Bankruptcy Code.  Venue is proper before the Court pursuant to 28 U.S.C. §§ 1408 and 1409.

C.            Commencement and Joint Administration of the Debtors’ Chapter 11 Cases.  On the Commencement Date, each of the above-captioned Debtors commenced a case under chapter 11 of the Bankruptcy Code.  By prior order of the Court, the Debtors’ chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Bankruptcy Rule 1015.  The Debtors have operated their businesses and managed their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.  No trustee or examiner has been appointed in these chapter 11 cases.

D.            Official Committee of Unsecured Creditors.  On February 27, 2008, the Office of the United States Trustee for the District of Delaware (the “U.S. Trustee”) appointed a committee of unsecured creditors (the “Creditors’ Committee”).

E.             Judicial Notice.  The Court takes judicial notice of the docket of the Debtors’ chapter 11 cases maintained by the Clerk of the Court, including, without limitation, all pleadings and other documents filed, all orders entered, and all evidence and arguments made, proffered, or adduced at the various hearings held before the Court during the pendency of the Debtors’ chapter 11 cases.

F.             Solicitation and Notice.  On January 8, 2009, the Court entered the Disclosure Statement Order, which, among other things, approved the Disclosure Statement, finding that it contained “adequate information” within the meaning of section 1125 of the Bankruptcy Code, and established procedures for the Debtors’ solicitation and tabulation of votes on the Plan.  The (i) Disclosure Statement, (ii) Disclosure Statement Order, (iii) letter of support from the Creditors’ Committee, (iv) notice of (a) approval of Disclosure Statement; (b) establishment of record dates; (c) Confirmation Hearing and procedures for objecting to confirmation of the Plan; and (v) procedures and deadline for voting on the Plan (the “Confirmation Hearing Notice”), (vi) Ballots and Master Ballots (as defined in the Disclosure Statement Order), and (vii) notices of non-voting status (collectively, the “Solicitation Materials”) were served in compliance with the Bankruptcy Code, the Bankruptcy Rules, and the Disclosure Statement Order.  As described in the Disclosure Statement Order and as evidenced by the Paque Filings and Publication Affidavit, (i) the service of the Solicitation Materials was adequate and sufficient under the circumstances of these chapter 11 cases and (ii) adequate and sufficient notice of the Confirmation Hearing and other requirements, deadlines, hearings, and matters described in the Disclosure Statement Order was timely provided in compliance with the Bankruptcy Code, the Bankruptcy Rules, and provided due process and an opportunity to appear and to be heard to all parties in interest.

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G.            Voting.  Votes on the Plan were solicited after disclosure of “adequate information” as defined in section 1125 of the Bankruptcy Code.  As evidenced by the Paque Tabulation Affidavit, votes to accept the Plan have been solicited and tabulated fairly, in good faith and in a manner consistent with the Disclosure Statement Order, the Bankruptcy Code, and the Bankruptcy Rules.

H.            Burden of Proof.  The Debtors have met their burden of proving the elements of section 1129 of the Bankruptcy Code by a preponderance of the evidence, which is the applicable standard.

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I.             Plan Supplement.  On February 11, 2009, the Debtors filed the Plan Supplement, which includes the following documents:  (i) List of Names and Biographical Information of the Directors of New Holdco; (ii) Form of New Secured Note Indenture; (iii) List of Executory Contracts to be Assumed; (iv) Form of New Employment Agreements; (v) Form of Settlement Agreements; (vi) Form of New Certificate of Incorporation for New Holdco; (vii) Form of New Bylaws for New Holdco; (viii) Form of Charys Holding Company, Inc. Liquidating Trust Agreement; (ix) Form of Crochet & Borel Services, Inc. Liquidating Trust Agreement; (x) List of Indemnified Individuals Pursuant to Section 8.6 of the Plan.  On February 13, 2009, the Debtors filed a revised Exhibit 1 to the Plan Supplement, which amended the List of Names and Biographical Information of the Directors of New Holdco.  On February 23, 2009, the Debtors filed a supplement to the Plan Supplement, which included the Form of Funding Arrangement Agreement between each of the Liquidating Trusts and New Holdco; and at the Confirmation Hearing the Debtors presented a revised version of the Form of Funding Arrangement Agreement to be part of the Plan Supplement.  All such materials comply with the terms of the Plan, and the filing and notice of such documents is good and proper in accordance with the Bankruptcy Code, the Bankruptcy Rules, and the Disclosure Statement Order and no other or further notice is or shall be required.

COMPLIANCE WITH SECTION 1129 OF THE BANKRUPTCY CODE

J.             Plan Compliance with the Bankruptcy Code (11 U.S.C. § 1129(a)(1)).  The Plan complies with the applicable provisions of the Bankruptcy Code, thereby satisfying section 1129(a)(1) of the Bankruptcy Code.

K.            Proper Classification (11 U.S.C. §§ 1122 and 1123(a)(1)).  In addition to Administrative Expense Claims, professional compensation and reimbursement Claims, Indenture Trustee Fees, and Priority Tax Claims, which need not be classified, Article III of the Plan designates eighteen Classes of Claims and Equity Interests against the appropriate Debtor.  The Claims and Equity Interests included in each Class are substantially similar to other Claims and Equity Interests, as the case may be, in each such Class.  Valid business, legal, and factual reasons exist for separately classifying the various Claims and Equity Interests under the Plan, and such Classes do not unfairly discriminate between holders of Claims and Equity Interests.  The Plan therefore satisfies sections 1122 and 1123(a)(1) of the Bankruptcy Code.

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i.
Specified Unimpaired Classes (11 U.S.C. § 1123(a)(2)).  Article III of the Plan specifies that Charys Holding Classes 1, 2, 3 and 4 and C&B Classes 1 and 2 are unimpaired under the Plan, thereby complying with section 1123(a)(2) of the Bankruptcy Code.

ii.
Specified Treatment of Impaired Classes (11 U.S.C. § 1123(a)(3)).  Article III of the Plan designates Charys Holding Classes 5, 6, 7, 8, 9, 10, and 11 and C&B Classes 3, 4A, 4B, 5 and 6 as impaired, and Sections 4.5, 4.6, 4.7, 4.8, 4.9, 4.10, 4.11, 4.14, 4.15, 4.16, 4.17 and 4.18 of the Plan specify the treatment of Claims and Equity Interests in such Classes, thereby complying with section 1123(a)(3) of the Bankruptcy Code.

iii.
No Discrimination (11 U.S.C. § 1123(a)(4)).  The Plan provides for the same treatment for each Claim or Equity Interest in each respective Class unless the holder of a particular Claim or Equity Interest has agreed to a less favorable treatment on account of such Claim or Equity Interest, thereby satisfying section 1123(a)(4) of the Bankruptcy Code.

iv.
Implementation of the Plan (11 U.S.C. § 1123(a)(5)).  As required by section 1123(a)(5), Article V of the Plan provides for adequate means for implementation of the Plan.  Specifically, the Plan and the various documents and agreements set forth in the Plan Supplement provide adequate and proper means for the implementation of the Plan, including, the establishment of the Liquidating Trusts and the issuance of the New Equity Interests and New Secured Notes.

v.
Non-Voting Equity Securities/Allocation of Voting Power (11 U.S.C. § 1123(a)(6)).  Section 9.3 of the Plan provides that the New Organizational Documents for New Holdco shall, to the extent applicable, prohibit the issuance of nonvoting equity securities, thereby complying with section 1123(a)(6) of the Bankruptcy Code.

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vi.
Designation of Directors and Officers (11 U.S.C. § 1123(a)(7)).  Sections 9.4 and 9.5 of the Plan contain provisions with respect to the manner of selection of directors and officers of the New Holdco that are consistent with the interests of creditors, equity security holders, and public policy, and the Plan and Plan Supplement identify the individuals proposed to serve as directors of New Holdco; and the officers of New Holdco who will serve as of the Effective Date will be comprised of certain current officers of Charys Holding as disclosed at the Confirmation Hearing, thereby satisfying section 1123(a)(7) of the Bankruptcy Code.  Section 5.2 and 5.3 of the Plan provide for the designation of the Trustees for the Liquidating Trusts by the applicable Debtor with the consent of the Creditors’ Committee.

vii.
Additional Plan Provisions (11 U.S.C. § 1123(b)).  The other provisions of the Plan are appropriate and consistent with the applicable provisions of the Bankruptcy Code, thereby satisfying section 1123(b) of the Bankruptcy Code.

viii.
Impairment/Unimpairment of Classes of Claims and Equity Interests (§ 1123(b)(1)).  Pursuant to Article III of the Plan, (a) Charys Holding Class 5 (Cotton Seller Note Claims), Charys Holding Class 6 (CTSI / MSAI Settler Note Claims and Mirror Note Claims), Charys Holding Class 7 (8.75% Senior Convertible Note Claims) Charys Holding Class 8 (General Unsecured Claims Against Charys Holding), Charys Holding Class 9 (Subordinated Debt Claims), Charys Holding Class 10 (Charys Holding Securities Claims), Charys Holding Class 11 (Charys Holding Equity Interests), C&B Class 3 (Other Secured Claims Against C&B), C&B Class 4A (General Unsecured Claims Against C&B), C&B Class 4B (C&B 8.75% Senior Convertible Note Claims), C&B Class 5 (C&B Securities Claims), and C&B Class 6 (C&B Equity Interests) Claims and Equity Interests are impaired; and (b) Charys Holding Class 1 (Other Priority Claims Against Charys Holding), Charys Holding Class 2 (Secured Tax Claims Against Charys Holding), Charys Holding Class 3 (Secured Working Capital Facility Claims Against Charys Holding), Charys Holding Class 4 (Other Secured Claims Against Charys Holding), C&B Class 1 (Other Priority Claims Against C&B), and C&B Class 2 (Secured Tax Claims Against C&B) Claims are unimpaired, as contemplated by section 1123(b)(1) of the Bankruptcy Code.

ix.
Assumption and Rejection of Executory Contracts (11 U.S.C. § 1123(b)(2)).  Section 8.1 of the Plan provides for the rejection of the executory contracts and unexpired leases of the Debtors as of the Effective Date, except for any executory contract or unexpired lease (a) that has been assumed pursuant to an order of the Bankruptcy Court served prior to the Confirmation Date, (b) as to which a motion for approval of the assumption of such executory contract or unexpired lease has been filed and served prior to the Confirmation Date, or (c) that is specifically designated as a contract or lease to be assumed on Schedule 8.1 to the Plan as contemplated by section 1123(b)(2) of the Bankruptcy Code.

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x.
Cure of Defaults (11 U.S.C. § 1123(d)).  Section 8.4 of the Plan provides for the satisfaction of default claims associated with each executory contract and unexpired lease to be assumed pursuant to the Plan in accordance with section 365(b)(1) of the Bankruptcy Code.  All cure amounts will be determined in accordance with the underlying agreements and applicable bankruptcy and nonbankruptcy law.  Thus, the Plan complies with section 1123(d) of the Bankruptcy Code

xi.	Bankruptcy Rule 3016(a). The Plan is dated and identifies the proponents, thereby satisfying Bankruptcy Rule 3016(a).

L.            Debtors Compliance with the Bankruptcy Code (11 U.S.C. § 1129(a)(2)).  Each Debtor has complied with the applicable provisions of the Bankruptcy Code.  Specifically:

i.	Each Debtor is a proper debtor under section 109 of the Bankruptcy Code,

ii.	Each Debtor has complied with all applicable provisions of the Bankruptcy Code, except as otherwise provided or permitted by orders of the Bankruptcy Court, and

iii.
Each Debtor has complied with the applicable provisions of the Bankruptcy Code, the Bankruptcy Rules, the Local Bankruptcy Rules, and the Disclosure Statement Order in transmitting the Solicitation Materials and in tabulating the votes with respect to the Plan, thereby complying with section 1125 with respect to the Disclosure Statement and the Plan.

M.           Plan Proposed in Good Faith (11 U.S.C. § 1129 (a)(3)).  The Plan is based upon extensive, arms’-length negotiations between and among the Debtors, the Creditors’ Committee, and other parties in interest, and represents the culmination of months of intensive negotiations and discussions among all parties.  The Plan is supported by the Creditors’ Committee and certain other major creditors (including the holders of the Cotton Seller Note Claims and the CTSI/MSAI Seller Note Claims) and was overwhelmingly accepted by creditors (other than Mr. Crochet) as set forth in the Paque Tabulation Certification.  The Plan restructures the debt obligations of the Debtors and provides the means through which the Charys Holding enterprise can continue to operate as a viable entity.  Thus, the Plan was proposed with the legitimate and honest purpose of maximizing the value of the Debtors’ estates and to effectuate a successful reorganization for Charys Holding.  Further, the release, exculpation and indemnification provisions embodied in the Plan are fair and equitable, and a component of the consensual agreement reached among the Debtors and the various creditor constituencies and are consistent with sections 1123 and 1129 of the Bankruptcy Code.

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N.           Payment for Services or Cost and Expenses (11 U.S.C. § 1129(a)(4)).  All payments made or to be made by any of the Debtors for services or for costs and expenses in connection with these chapter 11 cases, or in connection with the Plan and incident to these chapter 11 cases, have been approved by, or are subject to the approval of, the Court as reasonable, thereby satisfying section 1129(a)(4) of the Bankruptcy Code.

O.           Directors, Officers, and Insiders (11 U.S.C. § 1129(a)(5)).  The Debtors have complied with section 1129(a)(5) of the Bankruptcy Code.  The identities of those persons who will serve on the Effective Date of the Plan as directors of New Holdco have been disclosed in the Plan Supplement.  The identity of the officers of New Holdco who will serve on the Effective Date were disclosed at the Confirmation Hearing and are comprised of certain current officers of Charys Holdings.  Following the Effective Date, the Board of Directors of New Holdco will determine what changes, if any, will be made to the composition of the officers of New Holdco and their compensation.  The members of the Board of Directors will serve in accordance with the New Organizational Documents as the same may be amended from time to time.  The appointment, or continuation in office, of such individuals is consistent with the interests of creditors and with public policy.

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P.            No Rate Changes (11 U.S.C. § 1129(a)(6)).  No rates are being changed that require approval of a governmental regulatory commission, and accordingly, this section is inapplicable to the Plan.

Q.            Best Interest of Creditors (11 U.S.C. § 1129(a)(7)).  The “best interests” test is applicable only those (i) holders of Claims that voted to reject the Plan in Charys Holding Class 7 (8.75% Senior Convertible Note Claims Against Charys Holding), Charys Holding Class 8 (General Unsecured Claims Against Charys Holding), and C&B Class 3 (Other Secured Claims Against C&B), and (ii) holders of Claims and Equity Interests in Charys Holding Class 9 (Subordinated Debt Claims), Charys Holding Class 10 (Charys Holding Securities Claims), Charys Holding Class 11 (Charys Holding Equity Interests), C&B Class 4B (C&B 8.75% Senior Convertible Note Claims), C&B Class 5 (C&B Securities Claims), and C&B Class 6 (C&B Equity Interests) under the Plan, which will not receive or retain any property under the Plan, and therefore, are deemed to have rejected the Plan.  As demonstrated by the Spitzer Affidavit and the liquidation analysis contained in the Disclosure Statement, which employed commonly accepted methodologies and reasonable assumptions, each holder of an impaired Claim against or Equity Interest in the Debtors either has accepted the Plan or will receive or retain under the Plan, on account of such Claim or Equity Interest, property of a value, as of the Effective Date, that is not less than the amount that such holder would receive or retain if the applicable Debtor were liquidated under chapter 7 of the Bankruptcy Code on such date.  Accordingly, the Plan satisfies section 1129(a)(7) of the Bankruptcy Code.

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R.            Acceptance by Certain Classes (11 U.S.C. § 1129(a)(8)).  Charys Holding Classes 1, 2, 3 and 4, and C&B Classes 1 and 2 are Classes of unimpaired Claims each of which is conclusively presumed to have accepted the Plan in accordance with section 1126(f) of the Bankruptcy Code.  Charys Holding Classes 5, 6, 7 and 8, and C&B Class 4A, which are the impaired Classes of Claims against the Debtors entitled to vote on the Plan, have voted to accept the Plan, in accordance with section 1126(b) and (c) of the Bankruptcy Code.  C&B Class 3, which is other Secured Claims against C&B is impaired by the Plan and has voted to reject the Plan, and Charys Holding Classes 9, 10 and 11, and C&B Classes 4B, 5, and 6, which are Claims against, and Equity Interests in, the applicable Debtors, are impaired by the Plan and are not entitled to receive or retain any property under the Plan, and therefore, are deemed to have rejected the Plan pursuant to section 1126(g) of the Bankruptcy Code.  Although section 1129(a)(8) of the Bankruptcy Code is not satisfied with respect to the rejection of C&B Class 3, and deemed rejection of Charys Holding Classes 9, 10, and 11, and C&B Classes 4B, 5, and 6, the Plan may nevertheless be confirmed because the Plan satisfies section 1129(b) of the Bankruptcy Code with respect to the rejecting Classes.

S.            Treatment of Administrative Expense Claims, Priority Tax Claims, Secured Tax Claims, and Other Priority Claims (11 U.S.C. § 1129(a)(9)).  The treatment of Administrative Expense Claims and Priority Tax Claims pursuant to Article II of the Plan satisfies the requirements of sections 1129(a)(9)(A) and (C) of the Bankruptcy Code.  The treatment of Other Priority Claims Against Charys Holding, Other Priority Claims Against C&B, Secured Tax Claims Against Charys Holding, and Secured Tax Claims Against C&B pursuant to Section 4.1, 4.2, 4.12, and 4.13 of the Plan satisfies the requirements of sections 1129(a)(9)(B) and (D) of the Bankruptcy Code, as applicable.

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T.            Acceptance by Impaired Classes (11 U.S.C. § 1129(a)(10)).  Charys Holding Classes 5, 6, 7 and 8, and C&B Class 4A, each of which is impaired under the Plan and entitled to vote, voted to accept the Plan by the requisite majorities, determined without including any acceptance of the Plan by any insider, thereby satisfying the requirements of section 1129(a)(10) of the Bankruptcy Code.

U.            Feasibility (11 U.S.C. § 1129 (a)(11)).  The information in the Disclosure Statement and the evidence proffered or adduced at the Confirmation Hearing and in the Spitzer Affidavit:  (i) is persuasive and credible; (ii) has not been controverted by other evidence; and (iii) establishes that the Plan is feasible, there is a reasonable likelihood that New Holdco will meet its financial obligations under the Plan in the ordinary course of business, and confirmation of the Plan is not likely to be followed by the liquidation or need for further financial reorganization of New Holdco, thereby satisfying the requirements of section 1129(a)(11) of the Bankruptcy Code.

V.            Payment of Fees (11 U.S.C. § 1129(a)(12)).  As required pursuant to Section 13.9 of the Plan, all fees payable under section 1930 of title 28 of the United States Code have been or will be paid on the Effective Date, and will continue to be paid thereafter as required, thereby satisfying the requirements of section 1129(a)(12) of the Bankruptcy Code.

W.           Continuation of Retiree Benefits (11 U.S.C. § 1129(a)(13)).  In the ordinary course of their business, the Debtors did not have obligations with respect to retiree benefits.  Accordingly, section 1129(a)(13) of the Bankruptcy Code is inapplicable in the Chapter 11 Cases.

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X.           No Unfair Discrimination; Fair and Equitable (11 U.S.C. § 1129(b)).  The Debtors have requested that the Court confirm the Plan notwithstanding C&B Class 3 (Other Secured Claims Against C&B) voted to reject the Plan, and Charys Holding Class 9 (Subordinated Debt Claims), Charys Holding Class 10 (Charys Holding Securities Claims), Charys Holding Class 11 (Charys Holding Equity Interests), C&B Class 4B (C&B 8.75% Senior Convertible Note Claims), C&B Class 5 (C&B Securities Claims), and C&B Class 6 (C&B Equity Interests) (collectively, the “Rejecting Classes”) were deemed to reject the Plan.  The Debtors have satisfied the requirements of sections 1129(b)(1) and (b)(2) of the Bankruptcy Code with respect to the Rejecting Classes.  Based on the evidence proffered, adduced, and/or presented at the Confirmation Hearing, the Plan does not discriminate unfairly and is fair and equitable with respect to the Rejecting Classes, as required by sections 1129(b)(1) and (b)(2) of the Bankruptcy Code, The Plan does not “unfairly discriminate” because each Rejecting Class is of a different legal nature and priority, and no Class of Claims or Equity Interests of similar legal rights is receiving different treatment under the Plan.  The Plan is fair and equitable as to the Rejecting Classes because (i) Charys Holding Class 11 (Equity Interests) and C&B Class 6 (Equity Interests) meet the requirements of section 1129(b)(2)(C) of the Bankruptcy Code because no junior interest is receiving or retaining a distribution under the Plan, (ii) Charys Holding Class 9 (Subordinated Debt Claims) meets the requirements of section 1129(b)(2)(B) because section 510 of the Bankruptcy Code provides that subordination agreements are enforceable in bankruptcy cases, senior Classes entitled to the benefit of the subordination are not being paid in full and no Classes junior to Charys Holding Class 9 are receiving any distribution under the Plan, (iii) Charys Holding Class 10 (Securities Claims) and C&B Class 5 (Securities Claims) meet the requirements of section 1129(b)(2)(B) because such Claims are subordinated to the same priority as equity pursuant to section 510 of the Bankruptcy Code and no junior Classes are receiving or retaining any distribution under the Plan, and (iv) as to C&B Class 3, any collateral securing the claim will be sold by the C&B Liquidating Trust with the secured claimant to receive the proceeds thereof in accordance with the priority of its security interest in such collateral or the claimant will receive the indubitable equivalent of its secured claim, thereby satisfying section 1129(b)(2)(A).  In addition, by accepting the Plan, the Noteholders in Charys Holding Class 7 have agreed to waive any distribution against C&B as provided in C&B Class 4B.  Based on the foregoing the requirements of section 1129(b) of the Bankruptcy Code are met with respect to each of the Rejecting Classes and the Plan may be confirmed notwithstanding the rejection by the Rejecting Classes.

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Y.            Only One Plan (11 U.S.C. § 1129(c)).  The Plan is the only plan filed in these cases, and accordingly, section 1129(c) of the Bankruptcy Code is inapplicable in the chapter 11 cases.

Z.            Principal Purpose of the Plan (11 U.S.C. § 1129(d)).  The principal purpose of the Plan is not the avoidance of taxes or the avoidance of the application of Section 5 of the Securities Act of 1933, thereby satisfying the requirements of section 1129(d) of the Bankruptcy Code.

AA.        Good-Faith Solicitation (11 U.S.C. § 1125(e)).  Based on the record before the Court, (i) the Debtors are deemed to have solicited acceptances of the Plan in good faith and in compliance with the applicable provisions of the Bankruptcy Code, including without limitation, sections 1125(a) and (e) of the Bankruptcy Code, and any applicable non-bankruptcy law, rule, or regulation governing the adequacy of disclosure in connection with such solicitation and (ii) the Debtors, the Creditors’ Committee, New Holdco, and the Affiliated Plan Proponents, and all of their respective members, officers, directors, agents, financial advisers, attorneys, employees, equity holders, partners, affiliates, and representatives shall be deemed to have participated in good faith and in compliance with the applicable provisions of the Bankruptcy Code in the offer and issuance of any securities under the Plan, and therefore are not, and on account of such offer, issuance and solicitation will not be, liable at any time for any violation of any applicable law, rule, or regulation governing the solicitation of acceptances or rejections of the Plan or the offer, issuance, sale or purchase of any securities under the Plan and are entitled to the protections afforded by section 1125(e) of the Bankruptcy Code and the exculpation provisions set forth in Section 11.9 of the Plan.

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BB.          Satisfaction of Confirmation Requirements.  Based upon the foregoing, the Plan satisfies the requirements for confirmation set forth in section 1129 of the Bankruptcy Code.

CC.          Implementation.  All documents necessary to implement the Plan, including, without limitation, those contained in the Plan Supplement, and all other relevant and necessary documents have been negotiated in good faith and at arms’ length and shall, upon completion of documentation and execution, be valid, binding, and enforceable agreements and not be in conflict with any federal or state law.

DD.         Assumption of Executory Contracts and Unexpired Leases.  The Debtors have satisfied the provisions of section 365 of the Bankruptcy Code with respect to the assumption of executory contracts and unexpired leases pursuant to the Plan.

EE.          Transfers by Debtors.  All transfers of property of the Debtors’ estates, including, without limitation, the transfer and assignment of assets to the Liquidating Trusts and the issuance and delivery of the New Equity Interests shall be free and clear of all Liens, charges, Claims, encumbrances, and other interests, except as expressly provided in the Plan or this Order.

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FF.           Injunction, Exculpation, and Releases.  The Court has jurisdiction under sections 1334(a) and (b) of title 28 of the United States Code to approve the injunction, exculpation, and releases set forth in Sections 11.6, 11.9, and 11.10 of the Plan, respectively.  Section 105(a) of the Bankruptcy Code permits issuance of the injunction and approval of the releases and exculpation set forth in Sections 11.6, 11.9 and 11.10 of the Plan.  Such provisions are fair and reasonable and are in the best interests of the Debtors, their estates, and parties in interest.  Further, the exculpation provision in the Plan does not relieve any party of liability for an act or omission to the extent such act or omission is determined by a Final Order to have constituted willful misconduct or gross negligence.  Based upon the record of these chapter 11 cases and the evidence proffered, adduced, and/or presented at the Confirmation Hearing, this Court finds that the injunction, exculpation, and releases set forth in Article XI of the Plan are consistent with the Bankruptcy Code and applicable law.

GG.          Global Settlement.  Pursuant to Bankruptcy Rule 9019, in consideration for the classification, distribution and other benefits provided under the Plan, upon the Effective Date, the provisions of the Plan shall constitute a good-faith compromise and settlement of all Claims or controversies resolved pursuant to the Plan.  All Plan distributions made to creditors holding Allowed Claims in any Class are intended to be and shall be final, and no Plan distribution to the holder of a Claim in one Class shall be subject to being shared with or reallocated to the holders of any Claim in another Class by virtue of any prepetition collateral trust agreement, shared collateral agreement, subordination agreement, other similar inter-creditor arrangement or deficiency Claim.

HH.         Valuation.  Pursuant to the valuation analyses set forth in the Disclosure Statement, the enterprise value of the Debtors is insufficient to support a distribution to holders of Subordinated Debt Claims, Charys Holding Securities Claims, Charys Holding Equity Interests, C&B Securities Claims, and C&B Equity Interests under absolute priority principles.

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II.            As stated on the record of the Confirmation Hearing, the Funding Arrangement and the Funding Arrangement Agreement have been modified to reflect that the Liquidating Trusts shall not be required to pay to New Holdco any stock of New Holdco, any proceeds thereof, or any dividends or other distributions paid with respect thereto on account of the Obligations (as such term is defined in the Funding Arrangement Agreement).  Such modification does not adversely change in any material respect the treatment of any Claim of any creditor or Equity Interests of any equity security holder who has not accepted the modification in writing.

JJ.            The Amended Renewal Promissory Note, dated as of November 30, 2006, in the amount of $77,932,514.15, payable by Charys Holding Company, Inc. to Troy D. Crochet, and all obligations related thereto, do not have the benefit of any subordination agreement with respect to the 8.75% Senior Convertible Notes as to any guarantees in favor of the 8.75% Senior Convertible Notes.

CONCLUSIONS OF LAW

NOW, THEREFORE, IT IS HEREBY ORDERED, ADJUDGED, AND DECREED THAT:

1.             Confirmation.  All requirements for confirmation of the Plan have been satisfied.  Accordingly, the Plan in its entirety is CONFIRMED pursuant to section 1129 of the Bankruptcy Code.  The documents contained in the Plan Supplement and the supplements to the Plan Supplement, including, the List of Names and Biographical Information of the Directors of New Holdco, the Form of New Secured Note Indenture, the List of Executory Contracts to be Assumed, the Form of New Employment Agreements, the Form of Settlement Agreements, the Form of New Certificate of Incorporation for New Holdco, the Form of New Bylaws for New Holdco, the Form of Charys Holding Company, Inc. Liquidating Trust Agreement, the Form of Crochet & Borel Services, Inc. Liquidating Trust Agreement, the List of Indemnified Individuals Pursuant to Section 8.6 of the Plan, and the Form of Funding Arrangement Agreement are authorized and approved.  The terms of the Plan and the Plan Supplement are incorporated by reference into, and are an integral part of, this Order.

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2.            Plan Supplement.  The documents contained in the Plan Supplement, and any amendments, modifications, and supplements thereto, and all documents and agreements introduced into evidence by the Debtors at the Confirmation Hearing (including all exhibits and attachments thereto and documents referred to therein), and the execution, delivery, and performance thereof by the trustees of the applicable Liquidating Trusts, or New Holdco, as applicable, are authorized and approved when they are finalized, executed and delivered.  Without further order or authorization of this Court, the Debtors, the Liquidating Trusts, New Holdco and their successors are authorized and empowered to make all modifications to all documents included as part of the Plan Supplement that are consistent with the Plan.  Execution versions of the documents comprising the Plan Supplement shall constitute legal, valid, binding, and authorized obligations of the respective parties thereto, enforceable in accordance with their terms and, to the extent applicable, shall create, as of the Effective Date, all liens and security interests purported to be created thereby.

3.            Objections.  All parties have had a full and fair opportunity to litigate all issues raised by the Objections, or which might have been raised, and the Objections have been fully and fairly litigated.  All Objections, responses, statements, and comments in opposition to the Plan, other than those withdrawn with prejudice in their entirety prior to the Confirmation Hearing or otherwise resolved on the record of the Confirmation Hearing and/or herein are overruled for the reasons stated on the record.

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4.             Solicitation and Notice.  Notice of the Confirmation Hearing complied with the terms of the Disclosure Statement Order, was appropriate and satisfactory based on the circumstances of these chapter 11 cases, and was in compliance with the provisions of the Bankruptcy Code, the Bankruptcy Rules, and the Local Bankruptcy Rules.  The solicitation of votes on the Plan and the Solicitation Materials complied with the solicitation procedures in the Disclosure Statement Order, was appropriate and satisfactory based upon the circumstances of the chapter 11 cases, and was in compliance with the provisions of the Bankruptcy Code, the Bankruptcy Rules, and the Local Bankruptcy Rules.  Notice of the Plan Supplement, and all related documents, was appropriate and satisfactory based upon the circumstances of these chapter 11 cases, and was in compliance with the provisions of the Bankruptcy Code, the Bankruptcy Rules, and the Local Bankruptcy Rules.

5.             Omission of Reference to Particular Plan Provisions.  The failure to specifically describe or include any particular provision of the Plan in this Order shall not diminish or impair the effectiveness of such provision, it being the intent of this Court that the Plan be approved and confirmed in its entirety.

6.             Plan Classification Controlling.  The classifications of Claims and Equity Interests for purposes of the distributions to be made under the Plan shall be governed solely by the terms of the Plan.  The classification set forth on the Ballots tendered or returned by the Debtors’ creditors in connection with voting on the Plan:  (a) were set forth on the Ballots solely for purposes of voting to accept or reject the Plan; (b) do not necessarily represent, and in no event shall be deemed to modify or otherwise affect, the actual classification of such Claims and Equity Interests under the Plan for distribution purposes; and (c) shall not be binding on the Debtors, the Liquidating Trusts, New Holdco, creditors, or interest holders for purposes other than voting on the Plan.

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7.             Global Settlement.  Pursuant to Section 5.1(b) of the Plan, sections 105 and 1123(b)(3) of the Bankruptcy Code, and Bankruptcy Rule 9019, on the Effective Date, the provisions of the Plan constitute a good-faith compromise and settlement of all Claims or controversies resolved pursuant to the Plan.

8.             Merger, Dissolution, or Consolidation of Corporate Entities.  Pursuant to Section 5.1(e) of the Plan, on or as of the Effective Date or as soon as practicable thereafter (or, in case of clause (b), at any time following the Confirmation Date), and without the need for any further action, the Debtors may, with the prior consent of the Creditors’ Committee (a) cause any of the Debtors to be merged with and into the other Debtor, dissolved or otherwise consolidated, (b) cause C&B to be merged with, or converted into, a limited liability company, or (c) engage in any other transaction in furtherance of the Plan.

9.             Cancellation of Existing Securities and Agreements.  Pursuant to Section 5.1(d)(i) of the Plan, except (a) as otherwise expressly provided in the Plan, (b) with respect to executory contracts or unexpired leases that have been assumed by the Debtors, (c) for purposes of evidencing a right to distributions under the Plan, or (d) with respect to any Claim that is reinstated and rendered Unimpaired under the Plan, on the Effective Date, the 8.75% Senior Convertible Notes (and all documents and instruments related thereto), the Mirror Notes, all instruments and documents representing or evidencing the Cotton Seller Note Claims, CTSI / MSAI Seller Note Claims, Mirror Note Claims, all instruments and documents representing or evidencing the subordinated debt, the Indentures and other instruments or documents evidencing any Claims or Equity Interests shall be deemed automatically cancelled and deemed surrendered without further act or action under any applicable agreement, law, regulation, order or rule and the obligations of the Debtors under the agreements, instruments and other documents, indentures, and certificates of designations governing such Claims and Equity Interests, as the case may be, shall be discharged; provided, however, that the 8.75% Senior Convertible Notes, the Mirror Notes, and the Indenture shall continue in effect solely for the purposes of (a) allowing the holders of the 8.75% Senior Convertible Notes and the Mirror Notes to receive their distributions under the Plan, and (b) allowing the Disbursing Agent or the Indenture Trustee, as the case may be, to make such distributions, if any, to be made on account of the 8.75% Senior Convertible Notes Claims and Mirror Note Claims.

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10.           Discharge of Indenture Trustee.  Pursuant to Section 5.1(d)(ii) of the Plan, subsequent to the performance by the Indenture Trustee or its agents of any duties that are expressly required under the Plan, and the Confirmation Order and/or under the terms of the Indenture, the Indenture Trustee and its agents shall be relieved of, and released from, all responsibilities and obligations associated with the 8.75% Senior Convertible Notes arising under the Indenture or under other applicable agreements or law and the Indenture shall be deemed to be discharged.

11.           Issuance of New Equity Interests and New Securities.  The issuance by New Holdco of the New Equity Interests and New Secured Notes on the Effective Date is authorized without the need for any further corporate action and without any further action by holders of Claims or Equity Interests.  The Debtors and the Creditors’ Committee and its members (and each of their respective members, Affiliates, agents, directors, officers, employees, advisors, and attorneys) have, and upon confirmation of the Plan (including all documents necessary to effectuate the Plan or otherwise contemplated by the Plan, including those contained in the Plan Supplement) shall be deemed to have participated in good faith and in compliance with the applicable provisions of the Bankruptcy Code with regards to the issuance and distribution of the New Equity Interests under the Plan, and therefore are not, and on account of such distribution will not be, liable at any time for the violation of any applicable law, rule, or regulation governing the solicitation of acceptances or rejections of the Plan or such distributions made pursuant to the Plan.

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12.           Restructuring Transactions.  The Restructuring Transactions set forth in Section 5.2 of the Plan are approved in all respects and the Debtors, the Indenture Trustee, New Holdco and the Affiliated Plan Proponents are authorized to take all action in order to effectuate and implement the Restructuring Transactions.

13.           Exemption from Securities Laws.  To the maximum extent provided by section 1145 of the Bankruptcy Code and applicable non-bankruptcy law, the issuance under the Plan of the New Equity Interests, New Secured Notes and beneficial interests in the Liquidating Trusts will be exempt from registration under the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder and any state or local law requiring registration prior to the offering, issuance, distribution, or sale of securities.

14.           The Liquidating Trusts.  On or before the Effective Date, the Charys Holding Liquidating Trust Agreement and the C&B Liquidating Trust Agreement shall be executed by the parties thereto, and all other necessary steps shall be taken to establish the Liquidating Trusts.  The Charys Liquidating Trust Assets and the C&B Liquidating Trust Assets shall be transferred to the applicable Liquidating Trust in accordance with the provisions of the Plan.

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15.           Distributions Under the Plan.  All distributions under the Plan shall be made in accordance with Article VI of the Plan.

16.           Disputed Claims.  The provisions of Article VII of the Plan, including, without limitation, the provisions governing procedures for resolving Disputed Claims, are found to be fair and reasonable and are approved.

17.           Assumption or Rejection of Executory Contracts and Unexpired Leases (11 U.S.C. § 1123(b)(2)).  Pursuant to Section 8.1 of the Plan, as of the Effective Date all executory contracts and unexpired leases that exist between the Debtors and any person or entity shall be deemed rejected by the Debtors, except for any executory contract or unexpired lease (i) that has been assumed pursuant to an order of the Bankruptcy Court entered prior to the Effective Date, (ii) as to which a motion for approval of the assumption of such executory contract or unexpired lease has been filed and served prior to the Confirmation Date, or (iii) that is specifically designated as a contract or lease to be assumed on Schedule 8.1, contained in the Plan Supplement.

18.           Approval of Assumption or Rejection of Executory Contracts and Unexpired Leases.  Entry of the this Order shall, subject to and upon the occurrence of the Effective Date, constitute (i) the approval, pursuant to sections 365(a) and 1123(b)(2) of the Bankruptcy Code, of the assumption of the executory contracts and unexpired leases assumed pursuant to Section 8.1 of the Plan, (ii) the extension of time, pursuant to section 365(d)(4) of the Bankruptcy Code, within which the Debtors may assume, assume and assign, or reject the executory contracts and unexpired leases specified in Section 8.1 of the Plan through the date of entry of an order approving the assumption, assumption and assignment, or rejection of such executory contracts and unexpired leases, and (iii) the approval, pursuant to section 365(a) and 1123(b)(2) of the Bankruptcy Code, of the rejection of the executory contracts and unexpired leases rejected pursuant to Section 8.1 of the Plan.

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19.           Inclusiveness.  Unless otherwise specified on Schedules 8.1 of the Plan Supplement, each executory contract and unexpired lease listed therein shall include any and all modifications, amendments, supplements, restatements or other agreements made directly or indirectly by any agreement, instrument or other document that in any manner affects such executory contract or unexpired lease, without regard to whether such agreement, instrument or other document is listed on such schedule.

20.           Cure of Defaults.  Except to the extent that different treatment has been agreed to by the non-debtor party or parties to any executory contract or unexpired lease to be assumed pursuant to Section 8.1 of the Plan, the Debtors shall, pursuant to the provisions of sections 1123(a)(5)(G) and 1123(b)(2) of the Bankruptcy Code and consistent with the requirements of section 365 of the Bankruptcy Code, within at least twenty (20) days prior to the later of (a) the hearing on the Debtors’ motion for assumption or assumption and assignment and (b) the Confirmation Hearing, file with the Bankruptcy Court and serve by first class mail on each non-debtor party to such executory contracts or unexpired leases to be assumed pursuant to Section 8.1 of the Plan, a notice, which shall list the cure amount as to each executory contract or unexpired lease to be assumed.  The parties to such executory contracts or unexpired leases to be assumed or assumed and assigned by the Debtors shall have twenty (20) days from the date of service of such notice to file and serve any objection to the cure amounts listed by the Debtors.  If there are any objections filed, the Bankruptcy Court shall hold a hearing on a date to be set by the Bankruptcy Court.  Notwithstanding Section 8.1 of the Plan, the Debtors shall retain their rights to reject any of their executory contracts or unexpired leases that are subject to a dispute concerning amounts necessary to cure any defaults through the Effective Date.

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21.           Bar Date for Filing Proofs of Claim Relating to Executory Contacts and Unexpired Leases Rejected Pursuant to the Plan.  In the event that the rejection of an executory contract or unexpired lease by the Debtors pursuant to the Plan results in damages to the other party or parties to such contract or lease, a Claim for such damages, if not evidenced by a timely filed proof of Claim, shall be forever barred and shall not be enforceable against the Debtors or New Holdco, or their properties or interests in property as agents, successors, or assigns, unless a proof of Claim is filed with the Bankruptcy Court and served upon Kurtzman Carson Consultants, LLC, the Debtors’ Court-appointed Claims agent, on or before the date that is 30 days after the later of (i) the date of service of notice of the Confirmation Date, (ii) notice of modification to Schedule 8.1 of the Plan Supplement (solely with respect to the party directly affected by such modification), or (iii) the date of service of notice of such later rejection date that occurs as a result of a dispute concerning amounts necessary to cure any defaults (solely with respect to the party directly affected by such rejection).

22.           Indemnification and Reimbursement Obligations.  Subject to the occurrence of the Effective Date, the obligations of Charys Holding and/or C&B to indemnify and reimburse those officers, directors and employees set forth on an Exhibit 10 contained in the Plan Supplement against and for any obligations pursuant to articles of incorporation, codes of regulations, bylaws, applicable state law, or specific agreement, or any combination of the foregoing, shall survive confirmation of the Plan, irrespective of whether indemnification or reimbursement is owed in connection with an event occurring before, on, or after the Commencement Date and all such obligations shall be, and shall be deemed to be assumed by New Holdco as of the Effective Date; provided, however, that in no circumstance shall New Holdco assume any obligation to indemnify or reimburse any individual in connection with the fraud, willful misconduct, or gross negligence of such individual.  In furtherance of the foregoing, New Holdco will obtain a directors’ and officers’ insurance policy with tail coverage for a period of six years from an insurer whose rating with A.M. Best is no lower than that of the insurers of the policies in existence on the Effective Date for the current and former officers and directors of the Debtors, provided, however, that such policy shall have an aggregate cost of no more than an amount as agreed on by the Debtors and the Creditors’ Committee.

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23.           Insurance Policies.  Notwithstanding anything contained in the Plan to the contrary, unless specifically rejected by order of the Bankruptcy Court, all of the Debtors’ insurance policies and any agreements, documents or instruments relating thereto, are treated as executory contracts under the Plan and will be assumed pursuant to the Plan effective as of the Effective Date.  Nothing contained in this Section shall constitute or be deemed a waiver of any cause of action that the Debtors may hold against any entity, including, without limitation, the insurer, under any of the Debtors’ policies of insurance.

24.           Compensation and Benefit Plans.  All Benefit Plans of Charys Holding, including Benefit Plans and programs subject to sections 1114 and 1129(a)(13) of the Bankruptcy Code, entered into before or after the Commencement Date and not since terminated, shall be deemed to be, and shall be treated as if they were, executory contracts that are assumed under the Plan.  Charys Holding’s obligations under such plans and programs shall survive confirmation of the Plan and shall be and shall be deemed to be assumed by New Holdco, except for (a) executory contracts or Benefit Plans expressly rejected pursuant to the Plan (to the extent such rejection does not violate sections 1114 and 1129(a)(13) of the Bankruptcy Code), (b) executory contracts or employee Benefit Plans that have previously been rejected, are the subject of a motion to reject pending as of the Confirmation Date or have been specifically waived by the beneficiaries of any employee Benefit Plan or contract and (c) such executory contracts or employee Benefit Plans to the extent they relate to former employees whose employment by the Debtors terminated prior to the Commencement Date.  Notwithstanding anything to the contrary in the Plan or the Confirmation Order, no equity, stock, option or other similar plans in effect on or prior to the Commencement Date shall be assumed and such plans shall be cancelled.

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25.           Directors and Officers.  Pursuant to Section 9.1 of the Plan, effective as of the Effective Date, the management, control and operation of New Holdco shall become the general responsibility of the Board of Directors of New Holdco.  Pursuant to Section 9.4 of the Plan, effective as of the Effective Date, the persons identified in the Plan Supplement as members of the initial Board of Directors of New Holdco are deemed designated.  Certain officers of the Debtors immediately prior to the Effective Date shall serve as the initial officers of New Holdco on and after the Effective Date.  Such officers shall serve in accordance with applicable non-bankruptcy law, any employment agreement entered into with New Holdco on or after the Effective Date and the New Organizational Documents.  Pursuant to Section 9.6 of the Plan, New Holdco shall be deemed to have adopted the New Employment Agreements

26.           Vesting of Assets.  Pursuant to Section 11.1 of the Plan, (i) on or after the Effective Date (a) the Charys Trustee may dispose of the assets of the Charys Liquidating Trust free and clear of any restrictions of the Bankruptcy Code, but in accordance with the provisions of the Plan and the Charys Liquidating Trust Agreement, and (b) the C&B Trustee may dispose of the assets of the C&B Liquidating Trust free and clear of any restrictions of the Bankruptcy Code, but in accordance with the provisions of the Plan and the C&B Liquidating Trust Agreement, and (ii) as of the Effective Date, all property of New Holdco, and the Liquidating Trusts shall be free and clear of all Claims, liens, encumbrances, charges and other interests, except as provided in the Plan.

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27.           Discharge of Claims and Termination of Equity Interests.  The rights afforded in and the payments and distributions to be made under the Plan shall terminate all Equity Interests and discharge all existing debts and Claims of any kind, nature or description whatsoever against or in the Debtors or any of their assets or properties to the fullest extent permitted by section 1141 of the Bankruptcy Code.  Except as provided in the Plan, upon the Effective Date, all existing Claims against the Debtors and Equity Interests shall be, and shall be deemed to be, discharged and terminated, and all holders of such Claims and Equity Interests shall be precluded and enjoined from asserting against New Holdco, its successors or assigns or any of its assets or properties, or against the Liquidating Trusts or any of their assets or properties, any other or further Claim or Equity Interest based upon any act or omission, transaction or other activity of any kind or nature that occurred prior to the Effective Date, whether or not such holder has filed a proof of Claim or proof of equity interest and whether or not the facts or legal bases therefor were known or existed prior to the Effective Date.

28.           Discharge of Debtors.  Upon the Effective Date, in consideration of the distributions to be made under the Plan and except as otherwise expressly provided in the Plan, each holder (as well as any trustees and agents on behalf of each holder) of a Claim or Equity Interest and any Affiliate of such holder shall be deemed to have forever waived, released and discharged the Debtors, to the fullest extent permitted by section 1141 of the Bankruptcy Code, of and from any and all Claims, Equity Interests, rights and liabilities that arose prior to the Effective Date.  Upon the Effective Date, all such persons shall be forever precluded and enjoined, pursuant to section 524 of the Bankruptcy Code, from prosecuting or asserting any such discharged Claim against or terminated Equity Interest in the Debtors.  In addition, upon the Effective Date, each holder of an 8.75% Senior Convertible Note Claim, each holder of a Mirror Note Claim, and the Indenture Trustee (as well as any trustees and agents on behalf of each holder) and any Affiliate of such holder shall be deemed to have waived, released and discharged the Affiliated Plan Proponents from any Liens, Claims, causes of action, rights or liabilities arising from notes issued under, and the guarantees issued pursuant to, the Indenture.  The Indenture Trustee is authorized and directed to take all such actions necessary to effectuate the foregoing.  Upon the Effective Date, all such persons shall be forever precluded and enjoined from prosecuting or asserting any such discharged Claim against the Affiliated Plan Proponents.

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29.           Injunction.  Except as otherwise expressly provided in the Plan or in the Confirmation Order, all Persons or entities who have held, hold or may hold Claims against or Equity Interests in either of the Debtors, and all other parties in interest, along with their respective present and former employees, agents, officers, directors, principals and affiliates, are permanently enjoined, from and after the Effective Date, from (i) commencing or continuing in any manner any action or other proceeding of any kind on any such Claim or Equity Interest against any of the Debtors or the Liquidating Trusts, (ii) the enforcement, attachment, collection or recovery by any manner or means of any judgment, award, decree or order against the Debtors or the Liquidating Trusts, (iii) creating, perfecting or enforcing any encumbrance of any kind against the Debtors or the Liquidating Trusts or against the property or interests in property of the Debtors or the Liquidating Trusts, (iv) asserting any right of setoff, subrogation or recoupment of any kind against any obligation due to the Debtors or against the property or interests in property of the Debtors, or the Liquidating Trusts with respect to such Claim or Equity Interest or (v) pursuing any claim released pursuant to Article XI of the Plan.  Such injunction shall extend to any successors of the Debtors and the Liquidating Trusts, including, without limitation, New Holdco, and their respective properties and interests in properties.

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30.           Terms of Injunction.  Unless otherwise provided in this Order, all injunctions or stays arising under or entered during the Reorganization Cases under section 105 or 362 of the Bankruptcy Code, or otherwise, that are in existence on the Confirmation Date shall remain in full force and effect until the Effective Date.

31.           Exculpation.  Notwithstanding anything in the Plan to the contrary, as of the Effective Date, none of the Debtors, New Holdco, the Affiliated Plan Proponents, the Liquidating Trusts, the Creditors’ Committee, the Ad Hoc Noteholders Committee, and the Indenture Trustee, and their respective officers, directors, members, employees, accountants, financial advisors, investment bankers, agents, restructuring advisors and attorneys and representatives (but, in each case, solely in their capacities as such) shall have or incur any liability for any Claim, cause of action or other assertion of liability for any act taken or omitted to be taken in connection with, or arising out of, the Reorganization Cases, the formulation, dissemination, confirmation, consummation or administration of the Plan, property to be distributed under the Plan or any other act or omission in connection with the Reorganization Cases, the Plan, the Disclosure Statement or any contract, instrument, document or other agreement related thereto; provided, however, that the foregoing shall not affect the liability of any person that otherwise would result from any such act or omission to the extent such act or omission is determined by a Final Order to have constituted willful misconduct or gross negligence.  Any of the forgoing Persons in all respects shall be entitled to rely upon the advice of counsel with respect to any of the foregoing.  The foregoing exculpation shall not apply to the Non-Released Parties.

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32.           Releases.  Effective as of the Confirmation Date but subject to the occurrence of the Effective Date, and in consideration of the services of (a) the present and former directors, officers, members, employees, affiliates, agents, financial advisors, restructuring advisors, attorneys and representatives of or to the Debtors who acted in such capacities after the Commencement Date; (b) the Indenture Trustee; and (c) the members of the Creditors’ Committee, and their respective professionals in connection with the Reorganization Cases; (x) the Debtors, the Affiliated Plan Proponents, and New Holdco; (y) each holder of a Claim that votes to accept the Plan (or is deemed to accept the Plan) and (z) to the fullest extent permissible under applicable law, as such law may be extended or integrated after the Effective Date, each holder of a Claim or Equity Interest that does not vote to accept the Plan, shall release unconditionally and forever each present or former director, officer, member, employee, affiliate, agent, financial advisor, restructuring advisor, attorney and representative (and their respective affiliates) of the Debtors who acted in such capacity after the Commencement Date, the Affiliated Plan Proponents, the Indenture Trustee, the Creditors’ Committee, and each of their respective members, officers, directors, agents, financial advisors, attorneys, employees, equity holders, parent corporations, subsidiaries, partners, affiliates and representatives (but, in each case, solely in their capacities as such) from any and all Claims or causes of action whatsoever in connection with, related to, or arising out of the Reorganization Cases, the pursuit of confirmation of the Plan, the consummation thereof, the administration thereof or the property to be distributed thereunder; provided, however, that the foregoing shall not operate as a waiver of or release from any causes of action arising out of the willful misconduct or gross negligence of any such person or entity; and provided further, however, that the foregoing release shall not apply to the Non-Released Parties.

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33.           Avoidance Actions/Objections.  Pursuant to Section 11.11 of the Plan, other than any releases granted herein, in the Plan, or other Final Order of the Bankruptcy Court, as applicable, from and after the Effective Date, the Liquidating Trusts, as applicable, shall have the right to prosecute any avoidance or equitable subordination or recovery actions under sections 105, 502(d), 510, 542 through 551, and 553 of the Bankruptcy Code that belong to the Debtors or Debtors in Possession, provided however, that the Debtors shall be deemed to have waived all causes of action including avoidance, equitable subordination, and recovery actions against the Indenture Trustee and holders of 8.75% Senior Convertible Note Claims and Mirror Note Claims.

34.           Conditions to Effective Date.  The Plan shall not become effective unless and until the conditions set forth in Section 10.1 of the Plan have been satisfied or waived pursuant to Section 10.2 of the Plan.  In the event that one or more of the conditions specified in Section 10.1 of the Plan have not occurred or otherwise been waived pursuant to Section 10.2 of the Plan, within 60 days after the Confirmation Date or such later date as may be agreed upon by the Debtors and the Creditors’ Committee, then (i) the Confirmation Order shall be vacated, (ii) no distributions under the Plan shall be made, (iii) the Debtors and all holders of Claims and interests including any Equity Interests shall be restored to the status quo ante as of the day immediately preceding the Confirmation Date as though the Confirmation Date never occurred and (d) the Debtors’ obligations with respect to Claims and equity interests shall remain unchanged and nothing contained herein or in the Plan shall constitute or be deemed a waiver or release of any Claims or equity interests by or against the Debtors or any other Person or to prejudice in any manner the rights of the Debtors or any Person in any further proceedings involving the Debtors.

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35.           Retention of Jurisdiction.  This Court shall have exclusive jurisdiction of all matters arising out of, or related to, the Reorganization Cases and the Plan pursuant to, and for the purposes of, sections 105(a) and 1142 of the Bankruptcy Code, including, without limitation:

i.
To hear and determine pending motions or applications for the assumption or rejection of executory contracts or unexpired leases, the allowance of Claims and Administrative Expense Claims resulting therefrom and any disputes with respect to executory contracts or unexpired leases relating to facts and circumstances arising out of or relating to the Reorganization Cases;

ii.	To determine any and all adversary proceedings, motions, applications and contested matters pending on or commenced after the Confirmation Date;

iii.	To hear and determine all applications for compensation and reimbursement of expenses under sections 330, 331 and 503(b) of the Bankruptcy Code;

iv.
To hear and determine any objections to, or requests for estimation of Disputed Administrative Expense Claims and Disputed Claims, in whole or in part and otherwise resolve disputes as to Administrative Expense Claims and Claims;

v.	To resolve disputes as to the ownership of any Administrative Expense Claim, Claim or Equity Interest;

vi.	To enter and implement such orders as may be appropriate in the event the Confirmation Order is for any reason stayed, revoked, modified or vacated;

vii.	To issue such orders in aid of execution of the Plan, to the extent authorized by section 1142 of the Bankruptcy Code;

viii.
To consider any amendments to or modifications of the Plan or to cure any defect or omission, or reconcile any inconsistency, in any order of the Bankruptcy Court, including, without limitation, the Confirmation Order;

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ix.
To hear and determine disputes or issues arising in connection with the interpretation, implementation or enforcement of the Plan, the Confirmation Order, any transactions or payments contemplated by the Plan, any agreement, instrument, or other document governing or relating to any of the foregoing or any settlement approved by the Bankruptcy Court;

x.
To hear and determine matters concerning state, local and federal taxes in accordance with sections 346, 505 and 1146 of the Bankruptcy Code (including, without limitation, any request by the Debtors prior to the Effective Date or by the Liquidating Trustees or any Disbursing Agent after the Effective Date for an expedited determination of tax under section 505(b) of the Bankruptcy Code);

xi.
To hear and determine all disputes involving the existence, scope, nature or otherwise of the discharges, releases, injunctions and exculpations granted under the Plan, the Confirmation Order or the Bankruptcy Code;

xii.
To issue injunctions and effect any other actions that may be necessary or appropriate to restrain interference by any person or entity with the consummation, implementation or enforcement of the Plan, the Confirmation Order or any other order of the Bankruptcy Court;

xiii.	To determine such other matters and for such other purposes as may be provided in the Confirmation Order;

xiv.	To hear and determine any rights, Claims or causes of action held by or accruing to the Debtors pursuant to the Bankruptcy Code or pursuant to any federal or state statute or legal theory;

xv.	To recover all assets of the Debtors and property of the Debtors’ estates, wherever located;

xvi.	To hear all disputes concerning the Liquidating Trusts;

xvii.	To enter a final decree closing the Reorganization Cases; and

xviii.	To hear any other matter not inconsistent with the Bankruptcy Code

36.           Effectuating Documents and Further Transactions.  Pursuant to Section 13.1 of the Plan, as of the Effective Date, the Debtors, New Holdco, the Affiliated Plan Proponents, and the Liquidating Trusts are authorized to execute, deliver, file, or record such contracts, instruments, releases, indentures and other agreements or documents and take such actions as may be necessary or appropriate to effectuate and further evidence the terms and conditions of the Plan and any securities issued pursuant to the Plan.

34

37.           Withholding and Reporting Requirements.  Pursuant to Section 13.2 of the Plan, in connection with the Plan and all instruments issued in connection therewith and distributed thereon, any party issuing any instrument or making any distribution under the Plan shall comply with all applicable withholding and reporting requirements imposed by any federal, state or local taxing authority, and all distributions under the Plan shall be subject to any such withholding or reporting requirements.  Notwithstanding the above, each holder of an Allowed Claim that is to receive a distribution under the Plan shall have the sole and exclusive responsibility for the satisfaction and payment of any tax obligations imposed on such holder by any governmental unit, including income, withholding and other tax obligations, on account of such distribution.  Any party issuing any instrument or making any distribution under the Plan has the right, but not the obligation, to not make a distribution until such holder has made arrangements satisfactory to such issuing or disbursing party for payment of any such tax obligations.

38.           Corporate Action.  On the Effective Date, all matters provided for under the Plan that would otherwise require approval of the stockholders or directors of one or more of the Debtors and/or their affiliates, shall be deemed to have occurred and shall be in effect from and after the Effective Date pursuant to the applicable general corporation law of the states in which the Debtors and/or their affiliates are incorporated, without any requirement of further action by the stockholders or directors of any such entities.

35

39.           Modifications.  Without need for further order or authorization of the Court, the Debtors, subject to the prior consent of the Creditors’ Committee, are authorized and empowered to make any and all modifications to any and all documents included as part of the Plan Supplement that do not materially modify the terms of such documents and are consistent with the Plan.

40.           Payment of Statutory Fees.  On the Effective Date, All fees payable under section 1930 of chapter 123 of title 28 of the United States Code, as determined by the Bankruptcy Court at the Confirmation Hearing, shall be paid.

41.           Post-Confirmation Date Professional Fees and Expenses.  From and after the Confirmation Date, Charys Holding or C&B, as the case may be, shall, in the ordinary course of business and without the necessity for any approval by the Bankruptcy Court, pay the reasonable fees and expenses of professional persons thereafter incurred by them.

42.           Dissolution of Creditors’ Committee.  On the Effective Date, the Creditors’ Committee shall be dissolved and the members thereof shall be released and discharged of and from all further authority, duties, responsibilities and obligations related to and arising from and in connection with the Reorganization Cases, and the retention or employment of the Creditors’ Committee’s attorneys, accountants and other agents, if any, shall terminate other than for purposes of (i) filing and prosecuting applications for final allowances of compensation for professional services rendered and reimbursement of expenses incurred in connection therewith, and (ii) reviewing and objecting to the applications of other parties for the allowance of compensation for professional services rendered and reimbursement of expenses incurred in connection therewith.

36

43.           Indenture Trustee as Claim Holder.  Consistent with Bankruptcy Rule 3003(c), the Debtors shall recognize a proof of Claim timely filed by the Indenture Trustee in respect of any Claims under the Indenture.  Accordingly, any Claim for principal and interest under the 8.75% Senior Convertible Notes, proof of which is filed by the registered or beneficial holder of any 8.75% Senior Convertible Notes, is disallowed as duplicative of the Claim of the Indenture Trustee, without any further action of the Bankruptcy Court.

44.           Exemption from Transfer Taxes.  Pursuant to section 1146(a) of the Bankruptcy Code, the issuance, transfer or exchange of notes or equity securities under or in connection with the Plan, the creation of any mortgage, deed of trust or other security interest, the making or assignment of any lease or sublease or the making or delivery of any deed or other instrument of transfer under, in furtherance of, or in connection with the Plan, including, without limitation, the New Secured Notes and New Equity Interests, any merger agreements or agreements of consolidation, deeds, bills of sale or assignments executed in connection with any of the transactions contemplated under the Plan, shall not be subject to any stamp, real estate transfer, mortgage recording or other similar tax.

45.           Binding Effect.  Subject to the occurrence of the Effective Date, on and after the Confirmation Date, the provisions of the Plan shall bind any holder of a Claim against, or Equity Interest in, the Debtors and such holder’s respective successors and assigns, whether or not such Claim or Equity Interest is impaired under the Plan, whether or not such holder has accepted the Plan and whether or not such holder is entitled to a distribution under the Plan.  Additionally, subject to the occurrence of the Effective Date, on and after the Confirmation Date, the provisions of the Plan shall bind any holder of a 8.75% Senior Convertible Note Claim, Mirror Note Claim, and the Indenture Trustee and such holder’s respective successors and assigns, whether or not such Claim or Equity Interest is impaired under the Plan, whether or not such holder has accepted the Plan and whether or not such holder is entitled to a distribution under the Plan.

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46.           Notice of Entry of Confirmation Order.  Pursuant to Bankruptcy Rules 2002(f)(7), 2002(k), and 3020(c), the Debtors shall file and serve notice of entry of this Order in substantially the form annexed hereto as Exhibit B (the “Notice of Confirmation Order”) on all creditors and interest holders, the United States Trustee for the District of Delaware, the attorneys for the Creditors’ Committee, and other parties in interest, by causing the Notice of Confirmation Order to be delivered to such parties by first-Class mail, postage prepaid, within ten (10) business days after entry of this Order.  The Notice of Confirmation Order shall also be posted on the website of the Debtors’ Court-appointed voting and tabulation agent, Kurtzman Carson Consultants, LLC, at: www.kccllc.net/charys.  Such notice is adequate under the particular circumstances and no other or further notice is necessary.  The form of Notice of Confirmation Order substantially in the form annexed hereto as Exhibit B is approved.

47.           Notice of Effective Date.  As soon as practicable after the occurrence of the Effective Date, the Debtors shall file notice of the occurrence of the Effective Date and shall serve a copy of same on all parties entitled to receive notice in these chapter 11 cases.

48.           Substantial Consummation.  On the Effective Date, the Plan shall be deemed to be substantially consummated under sections 1101 and 1127 of the Bankruptcy Code.

49.           Governing Law.  Except to the extent that the Bankruptcy Code or other federal law is applicable, or to the extent an exhibit to the Plan or a schedule or document in the Plan Supplement provides otherwise (in which case the governing law specified therein shall be applicable to such exhibit), the rights, duties, and obligations arising under the Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without giving effect to the principles of conflict of laws thereof.

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50.           Conflicts Between Order and Plan.  The provisions of the Plan and this Order shall be construed in a manner consistent with each other so as to effect the purpose of each; provided, however, that if there is determined to be any inconsistency between any Plan provision and any provision of this Order that cannot be so reconciled, then solely to the extent of such inconsistency, the provisions of this Order shall govern and any provision of this Order shall be deemed a modification of the Plan and shall control and take precedence.  The provisions of this Order are integrated with each other and are non-severable and mutually dependent.

51.           Final Order.  This Order is a Final Order and the period in which an appeal must be filed shall commence upon the entry hereof.

Dated:	February __, 2009
Wilmington, Delaware

UNITED STATES BANKRUPTCY JUDGE

39

EXHIBIT A

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

x
In re	:
	:	Chapter 11 Case No.
:
CHARYS HOLDING COMPANY, INC., and	:
CROCHET & BOREL SERVICES, INC.	:	08-10289 (BLS)
:
Debtors.	:	(Jointly Administered)
:
x

FIRST AMENDED JOINT PLAN OF REORGANIZATION OF
DEBTORS AND CERTAIN NONDEBTOR AFFILIATES
UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

Charys Holding Company, Inc., Crochet & Borel Services, Inc., Complete Tower Sources Inc., Mitchell Site Acq. Inc., Cotton Commercial USA, Inc., and LFC, Inc. propose the following chapter 11 plan pursuant to section 1121(a) of the Bankruptcy Code:

ARTICLE I

DEFINITIONS AND INTERPRETATION

The following terms used herein shall have the respective meanings set forth below:

1.1            8.75% Senior Convertible Notes means the 8.75% Senior Convertible Notes due 2012 in the aggregate original principal amount of $201,250,000 issued by Charys Holding pursuant to that certain Indenture, dated as of February 16, 2007, by and between The Bank of New York Mellon Trust Company, N.A. (f/k/a The Bank of New York Trust Company, N.A.), as trustee, and Charys Holding.

1.2            8.75% Senior Convertible Note Claims means the Charys 8.75% Senior Convertible Note Claims, and the Affiliated Plan Proponent 8.75% Senior Convertible Note Claims.

1.3            Ad Hoc Noteholders Committee means the ad hoc committee consisting of certain holders of 8.75% Senior Convertible Notes, which, among other things, negotiated certain terms and conditions of this Plan and certain other related documents and pleadings with the Debtors prior to the Commencement Date.

1.4            Administrative Claims Bar Date has the meaning ascribed to it in Section 2.1 of the Plan.

1.5            Administrative Expense Claim means any Claim constituting a cost or expense of administration of the Reorganization Cases Allowed under and in accordance with, as applicable, sections 330, 365, 503(b), 507(a)(2) and 507(b) of the Bankruptcy Code, including, without limitation, (a) any actual and necessary costs and expenses, incurred after the Commencement Date, of preserving the Debtors’ estates, (b) any actual and necessary costs and expenses, incurred after the Commencement Date, of operating the Debtors’ businesses, (c) any indebtedness or obligations incurred or assumed by the Debtors in Possession during the Reorganization Cases and (d) any compensation for professional services rendered and reimbursement of expenses incurred to the extent Allowed by Final Order.  Any fees or charges assessed against the estates of the Debtors under section 1930 of chapter 123 of title 28 of the United States Code is excluded from the definition of Administrative Expense Claim and shall be paid in accordance with Section 13.8 of the Plan.

1.6            Affiliate has the meaning set forth in section 101(2) of the Bankruptcy Code.

1.7            Affiliated Plan Proponent means CTSI, MSAI, Cotton and LFC, Inc.

1.8            Affiliated Plan Proponent 8.75% Senior Convertible Note Claims means all Claims, rights and interests against the Affiliated Plan Proponents arising out of or related to the 8.75% Senior Convertible Notes, the Indenture, and any instruments, documents or agreements executed in connection therewith, including, without limitation, all accrued but unpaid interest thereon.

1.9            Allowed means, with reference to any Claim against the Debtors, (a) any Claim against any Debtor which has been listed by such Debtor in its Schedules (as such Schedules may be amended by the Debtors from time to time in accordance with Bankruptcy Rule 1009) as liquidated in amount and not disputed or contingent and for which no contrary proof of Claim has been filed or no timely objection to allowance or request for estimation has been interposed, (b) any timely filed proof of Claim (i) as to which no objection has been or is interposed in accordance with Section 7.1 of the Plan or such other applicable period of limitation fixed by the Bankruptcy Code, the Bankruptcy Rules, the Local Bankruptcy Rules or the Bankruptcy Court and as to which any such applicable period of limitation has expired or (ii) as to which any objection has been determined by a Final Order to the extent such objection is determined in favor of the respective holder of such Claim, (c) any Claim expressly allowed by a Final Order or under the Plan, (d) any Claim that is compromised, settled or otherwise resolved pursuant to the authority granted to New Holdco and the Liquidating Trusts (as applicable) pursuant to a Final Order of the Bankruptcy Court or under Section 7.5 of the Plan; provided, however, that (a) Claims allowed solely for the purpose of voting to accept or reject the Plan pursuant to an order of the Bankruptcy Court shall not be considered “Allowed Claims” and (b) “Allowed Claim” shall not include any Claim subject to disallowance in accordance with section 502(d) of the Bankruptcy Code.  Unless otherwise specified in the Plan or by order of the Bankruptcy Court, “Allowed Administrative Expense Claim” or “Allowed Claim” shall not, for any purpose under the Plan, include interest on such Claim from and after the Commencement Date.

1.10          Ballots means the forms distributed to each holder of an impaired Claim that is entitled to vote to accept or reject the Plan on which is to be indicated acceptance or rejection of the Plan.

1.11          Bankruptcy Code means title 11 of the United States Code, as amended from time to time, as applicable to the Reorganization Cases.

1.12          Bankruptcy Court means the United States Bankruptcy Court for the District of Delaware or any other court of the United States having jurisdiction over the Reorganization Cases.

1.13          Bankruptcy Rules means the Federal Rules of Bankruptcy Procedure as promulgated by the United States Supreme Court under section 2075 of title 28 of the United States Code, as amended from time to time.

1.14          Benefit Plans means the medical and health insurance, life insurance, dental insurance, and disability benefits and coverage sponsored by Charys Holding; Benefit Plans shall not include any equity, bonus, stock, option or similar plans in effect on or prior to the Commencement Date.

1.15          Business Day means any day other than a Saturday, Sunday or any other day on which commercial banks in New York, New York and Wilmington, Delaware are required or authorized to close by law or executive order.

1.16          C&B means Crochet & Borel Services, Inc.

1.17          C&B Class 4 Pro Rata Share means, as of any distribution date under the C&B Liquidating Trust Agreement, the ratio (expressed as a percentage) of the amount of an Allowed General Unsecured Claim against C&B in Class 4 to the sum of (a) the aggregate amount of all Allowed General Unsecured Claims against C&B in Class 4, and (b) the aggregate of the Disputed Claim Amounts of all Disputed Claims against C&B in Class 4.

1.18          C&B Equity Interest means all shares of common or preferred stock or any other instrument evidencing an ownership interest in C&B, whether or not transferable, and all options, warrants, conversion rights, rights of first refusal or other rights, contractual or otherwise, to acquire or receive any such interests.

1.19          C&B Liquidating Trust means the liquidating trust established under Section 5.3(a) of the Plan.

1.20          C&B Liquidating Trust Agreement means the agreement between C&B and the Trustee, which shall be in form and substance reasonably satisfactory to the Debtors and Creditors’ Committee, governing the C&B Liquidating Trust, dated as of the Effective Date, substantially in the form set forth in the Plan Supplement.

1.21          C&B Liquidating Trust Assets means all assets of C&B as of the Effective Date.

1.22          C&B Liquidating Trust Beneficiaries means the holders of Other Secured Claims against C&B, and General Unsecured Claims against C&B, in each case, as and when Allowed.

1.23          C&B Liquidating Trust Claims Reserve has the meaning ascribed to it in Section 5.3(a)(xiii)(2)(D) of the Plan.

1.24          C&B Securities Claim means any Claim against C&B, whether or not the subject of an existing lawsuit, arising from the rescission of a purchase or sale of a debt security, for damages arising from the purchase or sale of any such security, or for reimbursement or contribution allowed under section 502 of the Bankruptcy Code on account of any such Claim.

1.25          C&B 8.75% Senior Convertible Note Claims means all claims, rights and interests against C&B arising out of or related to the 8.75% Senior Convertible Notes, the Indenture, and any instruments documents or agreements executed in connection therewith, including, without limitation, all accrued but unpaid interest thereon.

1.26          C&B Trustee means a trustee or co-trustees, as the case may be, reasonably satisfactory to the Creditors’ Committee, governing the C&B Liquidating Trust.

1.27          Cash means legal tender of the United States of America.

1.28          Charys 8.75% Senior Convertible Note Claims means all Claims, rights and interests against Charys Holding arising out of or related to the 8.75% Senior Convertible Notes, the Indenture, and any instruments, documents or agreements executed in connection therewith, including, without limitation, all accrued but unpaid interest thereon.

1.29          Charys Group means (i) the affiliated group of corporations, within the meaning of Section 1504 of the Tax Code, of which Charys Holding is the common parent, and (ii) any other group of corporations filing consolidated, combined or unitary tax returns for state and local tax purposes that includes any of the Debtors or their Affiliates, other than any such group that includes solely the Affiliated Plan Proponents or of which an Affiliated Plan Proponent is the parent.

1.30          Charys Holding means Charys Holding Company, Inc.

1.31          Charys Holding Equity Interests means all shares of common or preferred stock or any other instrument evidencing an ownership interest in Charys Holding, whether or not transferable, and all options, warrants, conversion rights, rights of first refusal, or other rights, contractual or otherwise, to acquire any such interests.

1.32          Charys Holding Securities Claim means any Claim against Charys Holding, whether or not the subject of an existing lawsuit, arising from the rescission of a purchase or sale of a debt security, for damages arising from the purchase or sale of any such security, or for reimbursement or contribution allowed under section 502 of the Bankruptcy Code on account of any such Claim.

1.33          Charys Liquidating Trust means the liquidating trust established under Section 5.2 of the Plan.

1.34          Charys Liquidating Trust Agreement means the agreement between Charys Holding and the Charys Trustee, which shall be in form and substance reasonably satisfactory to the Debtors and the Creditors’ Committee, governing the Charys Liquidating Trust, dated as of the Effective Date, substantially in the form set forth in the Plan Supplement.

1.35          Charys Liquidating Trust Assets means (a) all assets of Charys Holding as of the Effective Date, other than the stock in the Affiliated Plan Proponents to be distributed to the Disbursing Agent on behalf of the holders of Mirror Note Claims pursuant to Section 5.2(a)(i)(2)(B); and (b) 6% of the New Equity Interests.

1.36          Charys Liquidating Trust Beneficiaries means (i) if any Collateral is transferred to the Charys Liquidating Trust, such holders of Allowed Secured Working Capital Claims against Charys Holding or Other Secured Claims against Charys Holding whose Collateral has been transferred, and (ii) the holders of General Unsecured Claims against Charys Holding and 8.75% Senior Convertible Note Claims, in each case, as and when Allowed.

1.37          Charys Liquidating Trust Claims Reserve has the meaning ascribed to it in Section 5.2(d)(xiii)(1)(D) of the Plan.

1.38          Charys Trustee means a trustee or co-trustees, as the case may be, reasonably satisfactory to the Creditors’ Committee, governing the Charys Liquidating Trust.

1.39          Claim means (a) the right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, known, unknown, or asserted, or (b) the right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured, or unsecured.

1.40          Class 8 General Unsecured Pro Rata Share means, as of any distribution date under the Charys Liquidating Trust, the ratio (expressed as a percentage) of the amount of an Allowed General Unsecured Claim against Charys Holding in Class 8 to the sum of (a) the aggregate amount of all Allowed General Unsecured Claims against Charys Holding, in Class 8, (b) the aggregate of the Disputed Claim Amounts of all Disputed Claims in Charys Holding Class 8, and (c) the aggregate amount of all Allowed Charys 8.75% Senior Convertible Note Claims.

1.41          Class A C&B Beneficial Interest means, for federal income tax purposes, the entitlement of holders of Allowed Other Secured Claims against C&B in C&B Class 3 to receive distributions from the C&B Liquidating Trust.

1.42          Class B C&B Beneficial Interest means a beneficial interest in the C&B Liquidating Trust to be issued to holders of Allowed General Unsecured Claims against C&B in C&B Class 4A, which entitles its holder to receive its C&B Class 4 Pro Rata Share of distributions (other than distributions to which a holder of a Class A C&B Beneficial Interest is entitled to receive) from the C&B Liquidating Trust.

1.43          Class A Charys Beneficial Interest means, for federal income tax purposes, the entitlement of holders of Allowed Secured Working Capital Facility Claims against Charys Holdings in Charys Holding Class 3 and Allowed Other Secured Claims against Charys Holdings in Charys Holding Class 4 to receive distributions from the Charys Liquidating Trust.

1.44          Class B Charys Beneficial Interest means a beneficial interest in the Charys Liquidating Trust to be issued to holders of Allowed Charys 8.75% Senior Convertible Note Claims in Charys Holding Class 7, and Allowed General Unsecured Claims against Charys Holding in Charys Holding Class 8, which entitles its holder to receive its Class 8 General Unsecured Pro Rata Share or Noteholder Charys Pro Rata Share (as applicable) of distributions (other than distributions to which a holder of a Class A Charys Beneficial Interest is entitled to receive) received from the Charys Liquidating Trust.

1.45          Class 6/7 Pro Rata Share means the ratio (expressed as a percentage) of the amount of an Allowed 8.75% Senior Convertible Note Claim or Allowed Mirror Note Claims, as applicable, to the sum of (a) the aggregate amount of all Allowed 8.75% Senior Convertible Note Claims and (b) the aggregate amount of all Mirror Note Claims.

1.45A       Class 7 Pro Rata Share means the ratio (expressed as a percentage) of the amount of an Allowed 8.75% Senior Convertible Note Claim to the sum of the aggregate amount of all Allowed 8.75% Senior Convertible Note Claims.

1.46          Collateral means any property or interest in property of the estates of any of the Debtors that is subject to a Lien, charge or other encumbrance to secure the payment or performance of a Claim, which Lien, charge or other encumbrance is not subject to avoidance or otherwise invalid under the Bankruptcy Code or applicable state law.

1.47          Commencement Date means February 14, 2008, the date on which the Debtors commenced their Reorganization Cases.

1.48          Confirmation Date means the date on which the clerk of the Bankruptcy Court enters the Confirmation Order on the docket with respect to the Reorganization Cases.

1.49          Confirmation Hearing means the hearing conducted by the Bankruptcy Court to consider confirmation of the Plan, as such hearing may be adjourned or continued from time to time.

1.50          Confirmation Order means the order or orders of the Bankruptcy Court, confirming the Plan pursuant to section 1129 of the Bankruptcy Code.

1.51          Contingent Claim means any Claim, the liability for which attaches or is dependent upon the occurrence or happening of, or is triggered by, an event, which event has not yet occurred, happened or been triggered as of the date on which such Claim is sought to be estimated or an objection to such Claim is filed, whether or not such event is within the actual or presumed contemplation of the holder of such Claim and whether or not a relationship between the holder of such Claim and the applicable Debtor now or hereafter exists or previously existed.

1.52          Cotton means Cotton Commercial USA, Inc.

1.53          Cotton Seller Note Claims mean all Claims arising under or related to any note, debt , claim, earn-out agreement, employment agreement or other payment obligations (including, without limitation, those agreements set forth on Schedule A annexed to the Cotton Settlement Agreement) incurred by Charys Holding (or any of its affiliates) in connection with its purchase of that certain business now operated by Cotton Commercial USA, Inc.

1.54          Cotton Settlement Agreement means that certain agreement among Charys Holding, Bryan Michalsky, James Scaife, Randall Thompson, Daryn Ebrecht, Peter Bell, Blake Stansell, Chad Weigman, Johnny Slaughter, and Russell White, substantially in the form set forth in the Plan Supplement.

1.55          Creditors’ Committee means the statutory committee of unsecured creditors appointed in the Reorganization Cases pursuant to section 1102(a) of the Bankruptcy Code.

1.56          CTSI means Complete Tower Sources, Inc.

1.57          CTSI / MSAI Seller Note Claims means all Claims arising under or related to any note, debt, claim, earn-out agreement, employment agreement or other payment obligation (including, without limitation, those agreements set forth on Schedule A annexed to the CTSI / MSAI Settlement Agreement) incurred by Charys Holding (or any of its affiliates) in connection with its purchase of Complete Tower Sources Inc. and Mitchell Site Acq. Inc.

1.58          CTSI / MSAI Settlement Agreement means that certain agreement among Charys Holding, Lori Mitchell, Matthew Mitchell, and Carrol Castille, substantially in the form set forth in the Plan Supplement.

1.59          Debtors means Charys Holding and C&B.

1.60          Debtors in Possession means the Debtors in their capacity as debtors in possession in the Reorganization Cases under sections 1107(a) and 1108 of the Bankruptcy Code.

1.61          Disallowed Claim means a Claim or a portion of a Claim that is disallowed in its entirety by an order of the Bankruptcy Court or such other court of competent jurisdiction.

1.62          Disbursing Agent means any entity in its capacity as a disbursing agent under Sections 6.7 and 6.8 of the Plan.

1.63          Disclosure Statement means that certain disclosure statement relating to the Plan, including, without limitation, all exhibits and schedules thereto, as the same may be amended, supplemented or otherwise modified from time to time, as approved by the Bankruptcy Court pursuant to section 1125 of the Bankruptcy Code.

1.64          Disclosure Statement Order means the order of the Bankruptcy Court approving, among other things, the Disclosure Statement and establishing certain procedures with respect to the solicitation and tabulation of votes to accept or reject the Plan.

1.65          Disputed Claim means, (a) with respect to any Administrative Claim, other than an Administrative Claim that has been Allowed pursuant to the Plan or a Final Order of the Bankruptcy Court or that was incurred by the Debtors in the ordinary course of business during the Reorganization Cases, a Claim: that is contingent or disputed and subject to liquidation through pending or prospective litigation, including, but not limited to, alleged obligations arising from personal injury, property damage, products liability, consumer complaints, employment law, secondary payor liability, or any other disputed legal or equitable claim based on tort, statute, contract, equity, or common law; or (b) with respect to any Claim that is not an Administrative Claim, any Claim against any Debtor, proof of which was timely and properly filed, which is (i) disputed under the Plan, (ii) as to which the Debtors have interposed a timely objection and/or request for estimation in accordance with section 502(c) of the Bankruptcy Code and Bankruptcy Rule 3018, which objection and/or request for estimation has not been withdrawn or determined by a Final Order, (iii) any Claim proof of which was required to be filed by order of the Bankruptcy Court but as to which a proof of claim was not timely or properly filed, and (iv) for damages based upon the rejection by a Debtor of an executory contract or unexpired lease under section 365 of the Bankruptcy Code and as to which the applicable bar date has not passed.  A Claim that is disputed by the Debtors as to its amount only, shall be deemed Allowed in the amount the Debtors admit owing, if any, and disputed as to the excess.

1.66          Disputed Claim Amount means the Estimated Amount of a Disputed Claim, or, if no Estimated Amount exists, the amount set forth in the proof of claim relating to such Disputed Claim as the liquidated amount of such Disputed Claim.

1.67          Distribution Record Date means the record date for determining entitlement to receive distributions under the Plan on account of Allowed Claims, which date shall be (a) for all holders of Claims other than holders of 8.75% Senior Convertible Note Claims or Mirror Note Claims, the third (3rd) Business Day after the Confirmation Date at 5:00 p.m. prevailing Eastern time; and (b) for all holders of 8.75% Senior Convertible Note Claims or Mirror Note Claims, 5:00 p.m. prevailing Eastern time the third Business Day prior to the Effective Date.

1.68          Effective Date means a Business Day selected by the Debtors, with the prior consent of the Creditors’ Committee, on or after the Confirmation Date, on which (a) no stay of the Confirmation Order is in effect and (b) the conditions precedent to the effectiveness of the Plan specified in Section 10.1 of the Plan shall have been satisfied or waived as provided in Section 10.2 of the Plan.

1.69          Equity Interest means collectively the Charys Holding Equity Interests and the C&B Equity Interests.

1.70          Estimated Amount means the estimated dollar value of an Unliquidated Claim, Disputed Claim, or Contingent Claim pursuant to section 502(c) of the Bankruptcy Code or as otherwise agreed to between the holder of such Claim and the applicable Debtor, New Holdco or the Liquidating Trusts (as applicable), with the prior consent of the Creditors’ Committee, or as otherwise determined by Bankruptcy Court.

1.71          Final Order means an order or judgment of a court of competent jurisdiction that has been entered on the docket maintained by the clerk of such court and has not been reversed, vacated or stayed and as to which (a) the time to appeal, petition for certiorari or move for a new trial, reargument or rehearing has expired and as to which no appeal, petition for certiorari or other proceedings for a new trial, reargument or rehearing shall then be pending or (b) if an appeal, writ of certiorari, new trial, reargument or rehearing thereof has been sought, (i) such order or judgment shall have been affirmed by the highest court to which such order was appealed, certiorari shall have been denied or a new trial, reargument or rehearing shall have been denied or resulted in no modification of such order and (ii) the time to take any further appeal, petition for certiorari, or move for a new trial, reargument or rehearing shall have expired; provided, however, that the possibility that a motion under Rule 60 of the Federal Rules of Civil Procedure, or any analogous rule under the Bankruptcy Rules or the Local Bankruptcy Rules, may be filed relating to such order shall not prevent such order from being a Final Order.

1.72          Funding Arrangement means an arrangement, on the terms set forth in the Funding Arrangement Agreement, by which New Holdco will transfer monies to the Liquidating Trusts on the Effective Date and by which the Liquidating Trusts will pay New Holdco the net proceeds of all recoveries made, until such time as New Holdco shall have received its initial transfer plus a rate of return specified in the Funding Arrangement Agreement.

1.73          Funding Arrangement Agreement means an agreement between the Liquidating Trustees and New Holdco, substantially in the form contained in the Plan Supplement.

1.74          General Unsecured Claim means any Claim against the Debtors (as applicable) other than an Administrative Expense Claim, Priority Tax Claim, Other Priority Claim, Secured Tax Claim, Secured Working Capital Facility Claim, Other Secured Claim, Cotton Seller Note Claim, CTSI / MSAI Seller Note Claims, 8.75% Senior Convertible Note Claim, Subordinated Note Claim, Mirror Note Claim, or Intercompany Claim.

1.74A       Imperium Claims means all Claims of Imperium Advisors, LLC, Imperium Master Fund, Ltd., JED Family Trust, and John Michaelson against the Debtors and their affiliates.

1.75          Indenture means that certain Indenture, dated as of February 16, 2007, by and between The Bank of New York Mellon Trust Company, N.A., as trustee, and Charys Holding, under which the 8.75% Senior Convertible Notes were issued, as such Indenture has been amended, modified or supplemented from time to time.

1.76          Indenture Trustee means the indenture trustee under the Indenture.

1.77          Indenture Trustee Fees means the reasonable and customary fees and expenses of the Indenture Trustee as provided in the Indenture, including, without limitation, reasonable attorneys’ fees and disbursements incurred by the Indenture Trustee, whether prior to or after the Effective Date.

1.78          Intercompany Claim means any Claim against any Debtor held by another Debtor or by a Non-Debtor Subsidiary or Affiliate.

1.79          Lien means a charge against or interest in property of the Debtors to secure payment of a debt or performance of an obligation owed by the Debtors.  For purposes of the Plan, the term shall not include (a) a lien resulting from the provisions of chapter 5 of the Bankruptcy Code or (b) a lien that has been or may be avoided pursuant to chapter 5 of the Bankruptcy Code.

1.80          Liquidating Trusts means the C&B Liquidating Trust and the Charys Liquidating Trust.

1.81          Liquidating Trustees means the C&B Trustee and the Charys Trustee.

1.82          Liquidating Trust Agreements means the C&B Liquidating Trust Agreement and the Charys Liquidating Trust Agreement.

1.83          Local Bankruptcy Rules means the Local Rules of Bankruptcy Practice and Procedure of the United States Bankruptcy Court for the District of Delaware as amended from time to time.

1.84          Mirror Notes means, collectively, (i) the 8.75% Senior Convertible Note due 2012 to Lori Mitchell in the approximate original principal amount of $2.569 million, (ii) the 8.75% Senior Convertible Note due 2012 to Matthew Mitchell in the approximate original principal amount of $2.590 million, and (iii) the 8.75% Senior Convertible Note due 2012 to Carrol Castille in the approximate original principal amount of $2.84 million.

1.85          Mirror Note Claims means all Claims arising under the Mirror Notes.

1.86          Intentionally Omitted.

1.87          MSAI means Mitchell Site Acq. Inc.

1.88          New Equity Interests means the equity interests of New Holdco (i) authorized and issued and to be delivered to holders of certain Allowed Claims under the Plan.

1.89          New Employment Agreements means any employment contracts, to be entered into on Effective Date by New Holdco and the individuals set forth in the Plan Supplement, including Michael F. Oyster, which New Employment Agreements shall be substantially in the form set forth in the Plan Supplement.

1.90          New Holdco means a new Delaware corporation to be organized on or before the Effective Date.

1.91          New Organizational Documents means each certificate of incorporation, certificate of formation, bylaws, and other organizational document for New Holdco, in form and substance reasonably acceptable to Charys Holding and the Creditors’ Committee, and substantially in the forms set forth in the Plan Supplement.

1.92          New Secured Notes means the senior secured notes to be issued by New Holdco under the Plan to holders of Allowed Claims in Classes 6 and 7 in the aggregate principal amount of $20 million, due on the fourth anniversary of the Effective Date, bearing interest at the rate of 15% per annum and having the other principal terms as set forth in Exhibit A to the Plan, which Exhibit shall be in the Plan Supplement.

1.93          New Secured Note Indenture means the indenture, dated as of the Effective Date, between New Holdco and an indenture trustee to be selected by Charys Holding with the prior consent of the Creditors’ Committee, governing the New Secured Notes, which shall be substantially in the form set forth in the Plan Supplement.

1.94          Non-Debtor Subsidiary means any direct or indirect Subsidiary of Charys Holding that is not a Debtor.

1.95          Non-Released Parties means Troy Crochet, Billy Ray, Jr., Michael Brown, and McMahan Securities Co. L.P.

1.96          Noteholder Charys Pro Rata Share means as of any distribution date under the Charys Liquidating Trust, the ratio (expressed as a percentage) of the amount of an Allowed 8.75% Senior Convertible Note Claim to the sum of (a) the aggregate amount of all Allowed 8.75% Senior Convertible Note Claims, (b) the aggregate amount of all Allowed General Unsecured Claims against Charys Holding in Charys Holding Class 8, and (c) the aggregate of the Disputed Claim Amounts of all Disputed Claims in Charys Holding Class 8.

1.97          Other Priority Claim means a Claim entitled to priority in payment as specified in section 507(a)(4), (5), (6) or (7) of the Bankruptcy Code.

1.98          Other Secured Claim means a Secured Claim other than a Secured Tax Claim, or Secured Working Capital Facility Claim.

1.99          Person means an individual, partnership, corporation, limited liability company, cooperative, trust, unincorporated organization, association, joint venture, government unit or agency or political subdivision thereof or any other form of legal entity or enterprise.

1.100        Plan means this First Amended Joint Plan of Reorganization, including, without limitation, the exhibits and schedules hereto or contained in the Plan Supplement, as the same may be amended or modified from time to time in accordance with the provisions of the Bankruptcy Code and the terms hereof.

1.101        Plan Proponents means, collectively, the Debtors and the Affiliated Plan Proponents.

1.102        Plan Supplement means the supplement to the Plan containing certain documents relevant to the implementation of the Plan, which shall be in form and substance reasonably acceptable to the Debtors and the Creditors’ Committee and shall include, but is not limited to, the lists of the initial members of the New Board of New Holdco, the list of executory contracts and unexpired leases to be assumed pursuant to the Plan, the New Secured Note Indenture, the New Employment Agreements, the Settlement Agreements, the New Organizational Documents, and the New Management Incentive Plan and the Liquidating Trust Agreements.

1.103        Priority Tax Claim means any Claim of a governmental unit of the kind entitled to priority in payment as specified in sections 502(i) and 507(a)(8) of the Bankruptcy Code.

1.104        Proponent Inclusive Group means each Charys Group of which any of the Affiliated Plan Proponents is a member.

1.105        Reorganization Cases means the jointly administered cases commenced by the Debtors under chapter 11 of the Bankruptcy Code.

1.106        Restructuring Transactions has the meaning set forth in Section 5.2(a)(i) of the Plan.

1.107        Schedules means, collectively, the schedules of assets and liabilities, schedules of executory contracts and unexpired leases and statements of financial affairs filed by the Debtors under section 521 of the Bankruptcy Code, Bankruptcy Rule 1007 and the Official Bankruptcy Forms in the Reorganization Cases, as may have been amended or supplemented from time to time in accordance with Bankruptcy Rule 1009 or orders of the Bankruptcy Court.

1.108        Secured Claim means any Claim that is secured by a Lien on property in which a Debtor’s estate has an interest to the extent of the value of such property, as determined in accordance with section 506(a) of the Bankruptcy Code, or, in the event that such Claim is subject to a permissible setoff under section 553 of the Bankruptcy Code, to the extent of such permissible setoff, or, in either case as otherwise agreed upon in writing by the Debtors (with the consent of the Creditors’ Committee), or the Liquidating Trusts (as applicable) and the holder of such Claim.

1.109        Secured Tax Claim means any Secured Claim that, absent its secured status, would be entitled to priority in right of payment under section 507(a)(8) of the Bankruptcy Code (determined irrespective of any time limitations therein) and including any related Secured Claim for penalties.

1.110        Secured Working Capital Facility Claims means any and all Secured Claims arising under Charys Holding’s guaranty of a working capital facility provided to any of its Affiliates.

1.111        Settlement Agreements means the Cotton Settlement Agreement, and the CTSI / MSAI Settlement Agreement.

1.112        Subordinated Debt Claims means all Claims arising under (i) the Subordinated Unsecured Convertible Note executed on May 18, 2007, but effective as of April 30, 2007, by Charys Holding Company, Inc. payable to Gottbetter Capital Master, Ltd. in the amount of $8,354,043.00; (ii) the Subordinated Unsecured Convertible Note executed on May 18, 2007, but effective as of April 30, 2007, by Charys Holding Company, Inc. payable to Castlerigg Master Investments, Ltd. in the amount of $5,012,426.00; (iii) the  Subordinated Unsecured Convertible Note executed on May 18, 2007, but effective as of April 30, 2007, by Charys Holding Company, Inc. payable to UBS O'Connor LLC F/B/O/ O'Connor Pipes Corporate Strategies Master Ltd. in the amount of $1,670,809.00; and (iv) the Subordinated Unsecured Convertible Note issued January 1, 2007, by Charys Holding Company, Inc. payable to Jade Special Strategy, LLC in the amount of $380,000.

1.113        Tax Code means the Internal Revenue Code of 1986, as amended.

1.114        U.S. Trustee means the United States Trustee appointed under section 581 of title 28 of the United States Code to serve in the District of Delaware.

1.115        Unimpaired means, with respect to any Claim, that such Claim is not impaired within the meaning of section 1124 of the Bankruptcy Code.

1.116        Unliquidated Claim means any Claim, the amount of liability for which has not been fixed, whether pursuant to agreement, applicable law or otherwise, as of the date on which such Claim is asserted or sought to be estimated.

1.117        Voting Record Date means, February 17, 2009 for all creditors entitled to vote on the Plan.

Unless otherwise specified, all Section, Article, schedule or exhibit references in the Plan are to the respective Section in, Article of or schedule or exhibit to the Plan or the Plan Supplement, as the same may be amended, waived or modified from time to time.  The words “herein,” “hereof,” “hereto,” “hereunder” and other words of similar import refer to the Plan as a whole and not to any particular section, subsection or clause contained in the Plan.  A term used herein that is not defined herein shall have the meaning ascribed to that term in the Bankruptcy Code.  The rules of construction contained in section 102 of the Bankruptcy Code shall apply to the construction of the Plan.  In the event that a particular term of the Plan of Reorganization (including any exhibits or schedules hereto) conflicts with a particular term of the definitive documentation required to be implemented pursuant to the terms of the Plan of Reorganization or any settlement or other agreement contemplated hereunder, the definitive documentation shall control and shall be binding on the parties thereto.  The headings in the Plan are for convenience of reference only and shall not limit or otherwise affect the provisions hereof.

ARTICLE II

PROVISIONS FOR PAYMENT OF ADMINISTRATIVE
EXPENSES AND PRIORITY TAX CLAIMS

2.1	Administrative Expense Claims.

Except to the extent that any entity entitled to payment of any Allowed Administrative Expense Claim agrees to a different treatment, on the latest of (i) the Effective Date, (ii) the date on which its Administrative Expense Claim becomes an Allowed Administrative Expense Claim, or (iii) the date on which its Administrative Expense Claim becomes payable under any agreement relating thereto, or as soon as practicable thereafter, each holder of an Allowed Administrative Expense Claim shall receive from the applicable Liquidating Trustee, in full satisfaction, settlement, and release of and in exchange for such Allowed Administrative Expense Claim, Cash equal to the unpaid portion of its Allowed Administrative Expense Claim.  Notwithstanding the forgoing, (a) any Allowed Administrative Expense Claim based on a liability incurred by the Debtors in the ordinary course of business during the Reorganization Cases shall be paid by the applicable Liquidating Trustee in the ordinary course of business, in accordance with the terms and conditions of any agreement relating thereto and (b) any Allowed Administrative Expense Claim may be paid on such other terms as may be agreed on between the holder of such Claim and the Debtors, with the prior consent of the Creditors’ Committee.

All Administrative Expense Claims not otherwise paid in the ordinary course of the Debtors’ business must be filed with the Bankruptcy Court before the Administrative Claims Bar Date.  For purposes hereof and for the Reorganization Cases, the “Administrative Claims Bar Date” shall be twenty (20) days before the date scheduled for the Confirmation Hearing.  Unless the applicable Liquidating Trustee objects to an Administrative Claim within thirty-five (35) days after receipt, such Administrative Claim shall be deemed Allowed in the amount requested (to the extent such amount is in a liquidated amount).  In the event that an objection is filed to an Administrative Claim, the Bankruptcy Court shall determine the Allowed amount, if any, of such Administrative Claim.

2.2	Professional Compensation and Reimbursement Claims.

All entities seeking awards by the Bankruptcy Court of compensation for services rendered or reimbursement of expenses incurred through and including the Confirmation Date under sections 330, 331, 503(b)(2), 503(b)(3), 503(b)(4) or 503(b)(5) of the Bankruptcy Code shall (a) file, on or before the date that is forty-five (45) after the Effective Date their respective applications for final allowances of compensation for services rendered and reimbursement of expenses incurred and (b) be paid in full by the applicable Liquidating Trustee, in Cash, in such amounts as are Allowed by the Bankruptcy Court in accordance with the order relating to or allowing any such Administrative Expense Claim or upon such other terms as may be mutually agreed upon between the holder of such Administrative Expense Claim and the Debtors, with the prior consent of the Creditors’ Committee, or, if on or after the Effective Date, the applicable Liquidating Trustee.  The Debtors, are authorized to pay compensation for services rendered or reimbursement of expenses incurred after the Confirmation Date in the ordinary course of business and without the need for Bankruptcy Court approval.

2.3	Indenture Trustee Fees.

The Indenture Trustee Fees shall be paid in Cash on the Effective Date by New Holdco, without the need for application to, or approval of, the Bankruptcy Court.

To the extent that the Indenture Trustee provides services related to distributions pursuant to the Plan (including, but not limited to, the services referenced in Section 6.10(a) of the Plan), such Indenture Trustee will receive from the Charys Trustee, without further Bankruptcy Court approval, reasonable compensation for such services and reimbursement of reasonable expenses, including, but not limited to, reasonable attorneys’ fees and expenses, incurred in connection with such services.  These payments will be made on terms agreed to by the Indenture Trustee and the Charys Trustee.

2.4	Priority Tax Claims.

On the later of (i) the Effective Date or (ii) the date such Priority Tax Claim becomes an Allowed Priority Tax Claim, or as soon as practicable thereafter, each holder of an Allowed Priority Tax Claim shall receive from the applicable Liquidating Trust in full satisfaction, settlement, and release of and in exchange for such Allowed Priority Tax Claim, in the sole discretion of the Debtors, with the prior consent of the Creditors Committee (a) Cash in an amount equal to such Allowed Priority Tax Claim, (b) equal annual Cash payments aggregating an amount equal to such Allowed Priority Tax Claim, together with interest for a period after the Effective Date at the applicable non-bankruptcy rate over a period not exceeding five (5) years after the Commencement Date, subject to the applicable Liquidating Trustee’s sole option to prepay the entire amount of the Allowed Priority Tax Claim; provided that the payments under this clause (b) shall represent a percentage recovery at least equal to that expected to be received by the most favored Class of nonpriority unsecured Claims against Charys Holding or C&B, as applicable, or (c) such other treatment as to which the Debtors, with the prior consent of the Creditors’ Committee, or the Liquidating Trustees, as applicable, and such holder shall have agreed upon in writing; provided, however, that no holder of an Allowed Priority Tax Claim shall be entitled to any payments on account of any pre-Effective Date interest or penalty accrued on, or after the Commencement Date with respect to or in connection with such Allowed Priority Tax Claim.  The applicable Liquidating Trustee’s or the applicable Disbursing Agent’s failure to make any required payment to the holder of an Allowed Priority Tax Claim in accordance with the terms of this paragraph shall be an event of default.  The holder of any Allowed Priority Tax Claim on which required payments have not been made shall provide written notice to the applicable Liquidating Trustee and counsel for New Holdco of such default, which default may be cured within twenty (20) days from the receipt of such notice.

ARTICLE III

CLASSIFICATION OF CLAIMS AND
EQUITY INTERESTS, IMPAIRMENT AND VOTING

The following table designates the classes of Claims against and equity interests in the Debtors and specifies which of those classes are impaired or Unimpaired by the Plan and entitled to vote to accept or reject the Plan in accordance with section 1126 of the Bankruptcy Code or are deemed to accept or reject the Plan.

Class	Designation	Impairment	Entitled to Vote

Charys Holding Class 1	Other Priority Claims Against Charys Holding	Unimpaired	No (deemed to accept)
Charys Holding Class 2	Secured Tax Claims Against Charys Holding	Unimpaired	No (deemed to accept)
Charys Holding Class 3	Secured Working Capital Facility Claims Against Charys Holding	Unimpaired	No (deemed to accept)
Charys Holding Class 4	Other Secured Claims Against Charys Holding	Unimpaired	No (deemed to accept)
Charys Holding Class 5	Cotton Seller Note Claims	Impaired	Yes
Charys Holding Class 6	CTSI / MSAI Seller Note Claims and Mirror Note Claims	Impaired	Yes
Charys Holding Class 7	8.75% Senior Convertible Note Claims	Impaired	Yes
Charys Holding Class 8	General Unsecured Claims Against Charys Holding	Impaired	Yes
Charys Holding Class 9	Subordinated Debt Claims	Impaired	No (deemed to reject)
Charys Holding Class 10	Charys Holding Securities Claims	Impaired	No (deemed to reject)

Class	Designation	Impairment	Entitled to Vote

Charys Holding Class 11	Charys Holding Equity Interests	Impaired	No (deemed to reject)
C&B Class 1	Other Priority Claims Against C&B	Unimpaired	No (deemed to accept)
C&B Class 2	Secured Tax Claims Against C&B	Unimpaired	No (deemed to accept)
C&B Class 3	Other Secured Claims Against C&B	Impaired	Yes
C&B Class 4A	General Unsecured Claims Against C&B	Impaired	Yes
C&B Class 4B	C&B 8.75% Senior Convertible Note Claims	Impaired	No (deemed to reject)
C&B Class 5	C&B Securities Claims	Impaired	No (deemed to reject)
C&B Class 6	C&B Equity Interests	Impaired	No (deemed to reject)

ARTICLE IV

PROVISIONS FOR TREATMENT OF CLAIMS AND EQUITY INTERESTS

4.1	Charys Holding Class 1 (Other Priority Claims Against Charys Holding).

(a)           Impairment and Voting.  Charys Holding Class 1 is Unimpaired by the Plan.  Each holder of an Allowed Other Priority Claim against Charys Holding is conclusively presumed to have accepted the Plan and is not entitled to vote to accept or reject the Plan.

(b)           Distributions.  Except to the extent that a holder of an Allowed Other Priority Claim against Charys Holding agrees to a different treatment with Charys Holding, with the prior consent of the Creditors’ Committee, each holder of an Allowed Other Priority Claim against Charys Holding shall receive from the Charys Liquidating Trust, in full satisfaction of such Claim, Cash in an amount equal to the Allowed amount of such Claim on, or as soon as reasonably practicable after, the later of (i) the Effective Date, (ii) and the date such Claim becomes Allowed, and (iii) the date for payment provided by any agreement or understanding between Charys Holding and the holder of such Claim.

4.2	Charys Holding Class 2 (Secured Tax Claims Against Charys Holding).

(a)           Impairment and Voting.  Charys Holding Class 2 is Unimpaired by the Plan.  Each holder of an Allowed Secured Tax Claim against Charys Holding is conclusively presumed to have accepted the Plan and is not entitled to vote to accept or reject the Plan.

(b)           Distributions.  Except to the extent that a holder of an Allowed Secured Tax Claim against Charys Holding agrees to a different treatment with Charys Holding, with the prior consent of the Creditors’ Committee, each holder of an Allowed Secured Tax Claim against Charys Holding shall receive from the Charys Liquidating Trust, at the option of Charys Holding, with the consent of the Creditors’ Committee on the later of the Effective Date or the date such Secured Tax Claim becomes an Allowed Secured Tax Claim, or as soon as practicable thereafter, (i) Cash in an amount equal to such Allowed Secured Tax Claim, including any interest on such Allowed Secured Tax Claim required to be paid pursuant to section 506(b) of the Bankruptcy Code, or (ii) equal annual Cash payments commencing on the above date in an aggregate amount equal to such Allowed Secured Tax Claim, together with interest for the period after the Effective Date at the applicable non-bankruptcy rate, over a period through the fifth (5th) anniversary of the Commencement Date, subject to the Charys Trustee’s sole option to prepay the entire amount of the Allowed Secured Tax Claim, provided that the first payment shall represent a percentage recovery at least equal to that expected to be received by the most favored Class of nonpriority unsecured Claims against Charys Holding, or (iii) deferred Cash Payments upon such other terms determined by the Bankruptcy Court to provide the holder of such Allowed Secured Tax Claim a value, as of the Effective Date, equal to such Allowed Secured Tax Claim.  In the event Charys Holding treats a Claim under clause (i) of this Section, any Liens securing such Secured Tax Claim shall be deemed released as of the Effective Date.

4.3	Charys Holding Class 3 (Secured Working Capital Facility Claims Against Charys Holding).

(a)           Impairment and Voting.  Charys Holding Class 3 is Unimpaired by the Plan.  Each holder of an Allowed Secured Working Capital Facility Claim against Charys Holding is conclusively presumed to have accepted the Plan and is not entitled to vote to accept or reject the Plan.

(b)           Distributions.  Except to the extent that a holder of an Allowed Secured Working Capital Facility Claim against Charys Holding agrees to a different treatment with Charys Holding, with the prior consent of the Creditors’ Committee, each holder of an Allowed Secured Working Capital Facility Claim against Charys Holding shall receive from the Charys Liquidating Trust on or as soon as practicable after the later of the (a) Effective Date or (b) date on which such Claim becomes Allowed, in full satisfaction of such Claim, at the option of Charys Holding, with the consent of the Creditors’ Committee (i) Cash in an amount equal to the Allowed amount of such Allowed Secured Working Capital Facility Claim; (ii) the proceeds of the sale or disposition of the Collateral securing such Allowed Secured Working Capital Facility Claim to the extent of the value of the holder’s secured interest in such Collateral, (iii) the Collateral securing such Allowed Secured Working Capital Facility Claim, or (iv) such other distribution as necessary to satisfy the requirements of section 1124 of the Bankruptcy Code.  In the event such a Claim is treated under clauses (i) or (ii) of this Section, the Liens securing such Secured Working Capital Facility Claim shall be deemed released as of the Effective Date.

(c)           Tax Treatment of Post-Effective Date Receipt of Collateral Proceeds.  In the event that such a Claim is to be satisfied under Section 4.3(b)(ii) by the Charys Liquidating Trust, each holder of an Allowed Secured Working Capital Facility Claim against Charys Holding shall, for federal income tax purposes, be treated as having received on the Effective Date a Class A Charys Beneficial Interest in the Charys Liquidating Trust and all parties (including the Debtors, the Charys Trustee, and the Charys Liquidating Trust Beneficiaries) shall report consistently therewith for federal income tax purposes.

4.4	Charys Holding Class 4 (Other Secured Claims Against Charys Holding).

(a)           Impairment and Voting.  Charys Holding Class 4 is Unimpaired by the Plan.  Each holder of an Allowed Other Secured Claim against Charys Holding is conclusively presumed to have accepted the Plan and is not entitled to vote to accept or reject the Plan.

(b)           Distributions.  Except to the extent that a holder of an Allowed Other Secured Claim against Charys Holding agrees to a different treatment with Charys Holding, with the prior consent of the Creditors’ Committee, each holder of an Allowed Other Secured Claim against Charys Holding shall receive from the Charys Liquidating Trust on or as soon as practicable after the later of the (a) Effective Date or (b) date on which such Claim becomes Allowed, in full satisfaction of such Claim, at the option of Charys Holding, with the consent of the Creditors’ Committee (i) Cash in an amount equal to one hundred percent (100%) of the Allowed amount of such Allowed Other Secured Claim; (ii) the proceeds of the sale or disposition of the Collateral securing such Allowed Other Secured Claim to the extent of the value of the holder’s secured interest in such Collateral, (iii) the Collateral securing such Allowed Other Secured Claim, or (iv) such other distribution as necessary to satisfy the requirements of section 1124 of the Bankruptcy Code.  In the event such a Claim is treated under clauses (i) or (ii) of this Section, the Liens securing such Secured Other Secured Claim shall be deemed released as of the Effective Date.

(c)           Tax Treatment Post–Effective Date Right to Collateral Proceeds.  In the event that such a Claim is to be satisfied under Section 4.4(b)(ii) by the Charys Liquidating Trust, each holder of an Allowed Other Secured Claim against Charys Holding shall, for federal income tax purposes, be treated as having received on the Effective Date a Class A Charys Beneficial Interest in the Charys Liquidating Trust and all parties (including the Debtors, the Charys Trustee, and the Charys Liquidating Trust Beneficiaries) shall report consistently therewith for federal income tax purposes.

4.5	Charys Holding Class 5 (Cotton Seller Note Claims).

(a)           Impairment and Voting.  Charys Holding Class 5 is impaired by the Plan.  Each holder of an Allowed Cotton Seller Note Claim against Charys Holding is entitled to vote to accept or reject the Plan.

(b)           Distributions.  Each holder of an Allowed Cotton Seller Note Claim shall receive, in full satisfaction of such Allowed Claim, the treatment provided for in the Cotton Settlement Agreement.  Each holder of a Cotton Seller Note Claim, effective as of the Effective Date, waives and releases, and shall be deemed to have waived and released any and all Claims against C&B and each non-Debtor Subsidiary (including, all Affiliated Plan Proponents) with respect to or in any way related to the Cotton Seller Note Claims (including, without limitation, any guaranty obligations with respect thereto).

(c)           Releases.  On and effective as of the Effective Date, the Debtors and their respective estates, New Holdco and each of their respective subsidiaries and the Liquidating Trusts shall release and shall be deemed to have released each of the holders of the Cotton Seller Note Claims from (i) all claims arising under chapter 5 of the Bankruptcy Code, including, without limitation, all such claims arising from or in connection with Charys Holding’s acquisition of Cotton or any transfers made to any of the holders of the Cotton Seller Note Claims on account thereof prior to the Commencement Date; and (ii) all other claims of any nature, known or unknown, other than, in each case, claims for fraud, willful misconduct or gross negligence.  On the Effective Date, each of the holders of the Cotton Seller Note Claims shall release and shall be deemed to release each of the Debtors and their affiliates from all claims arising from or in connection with Charys Holding’s acquisition of Cotton.

4.6	Charys Holding Class 6 (CTSI / MSAI Seller Note Claims and Mirror Note Claims).

(a)           The (i) Mirror Note Claims shall be deemed Allowed in the aggregate amount of $8 million and the CTSI/MSAI Seller Note Claims shall be deemed Allowed in the aggregate amount of $19.6 million, for all purposes of the Plan and these Reorganization Cases.

(b)           Impairment and Voting.  Charys Holding Class 6 is impaired by the Plan.  Each holder of an Allowed CTSI / MSAI Seller Note Claim and Allowed Mirror Note Claim against Charys Holding is entitled to vote to accept or reject the Plan.

(c)           Distributions.  Each holder of an Allowed CTSI / MSAI Seller Note Claim and Allowed Mirror Note Claim shall receive from Charys Holding, in full satisfaction of such Allowed Claim, the treatment provided for in the CTSI / MSAI Settlement Agreement, which shall include, inter alia, receipt, in accordance with the Restructuring Transactions, of its Class 6/7 Pro Rata Share of the New Secured Notes.  Each holder of a CTSI / MSAI Seller Note Claim and a Mirror Note Claim, effective as of the Effective Date, waives and releases, and shall be deemed to have waived and released any and all Claims against C&B and each non-Debtor Subsidiary (including, all Affiliated Plan Proponents) with respect to or in any way related to the CTSI / MSAI Seller Note Claims and the Mirror Notes (including, without limitation, any guaranty obligations with respect thereto).

(d)           Releases.  On and effective as of the Effective Date, the Debtors and their respective estates, New Holdco and each of their respective subsidiaries and the Liquidating Trusts shall release and shall be deemed to have released each of the holders of the CTSI/MSAI Seller Note Claims from (i) all claims arising under chapter 5 of the Bankruptcy Code, including, without limitation, all such claims arising from or in connection with Charys Holding’s acquisition of CTSI or MSAI or any transfers made to any of the holders of the CTSI/MSAI Seller Note Claims on account thereof prior to the Commencement Date; and (ii) all other claims of any nature, known or unknown, other than, in each case, claims for fraud, willful misconduct or gross negligence.  On the Effective Date, each of the holders of the CTSI/MSAI Seller Note Claims shall release and shall be deemed to release each of the Debtors and their affiliates from all claims arising from or in connection with Charys Holding’s acquisition of CTSI or MSAI.

4.7	Charys Holding Class 7 (8.75% Senior Convertible Note Claims).

(a)           The 8.75% Senior Convertible Note Claims shall be deemed Allowed in the amount of $210 million for all purposes of the Plan and these Reorganization Cases.

(b)           Impairment and Voting.  Charys Holding Class 7 is impaired by the Plan.  Each holder of an Allowed 8.75% Senior Convertible Note Claim as of the Voting Record Date is entitled to vote to accept or reject the Plan.

(c)           Distributions.  Each holder of an Allowed 8.75% Senior Convertible Note Claim shall receive on the Effective Date, in accordance with the Restructuring Transactions, in full satisfaction of such Claim (i) its Class 6/7 Pro Rata Share of the New Secured Notes, (ii) its Class 7 Pro Rata Share of 94% of the New Equity Interests, and (iii) its Class B Charys Beneficial Interests in the Charys Liquidating Trust.  Each holder of a 8.75% Senior Convertible Note Claim, effective as of the Effective Date, waives and releases, and shall be deemed to have waived and released any and all Claims against C&B and each non-Debtor Subsidiary with respect to or in any way related to the 8.75% Senior Convertible Notes, including, without limitation, any guaranty obligations with respect thereto.

4.8	Charys Holding Class 8 (General Unsecured Claims Against Charys Holding).

(a)           Impairment and Voting.  Charys Holding Class 8 is impaired by the Plan.  Each holder of an Allowed General Unsecured Claim against Charys Holding as of the Voting Record Date is entitled to vote to accept or reject the Plan.

(b)           Distributions.  On the later of the Effective Date or the date on which a General Unsecured Claim against Charys Holding becomes an Allowed Claim, or, in each case, as soon thereafter as is reasonably practicable, each holder of an Allowed General Unsecured Claim against Charys Holding shall receive, in full satisfaction of such Claim, a Class B Charys Beneficial Interest in the Charys Liquidating Trust.

4.9	Charys Holding Class 9 (Subordinated Debt Claims Against Charys Holding).

(a)           Impairment and Voting.  Charys Holding Class 9 is impaired by the Plan.  Each holder of an Allowed Subordinated Debt Claim against Charys Holding is deemed to reject the Plan and is not entitled to vote to accept or reject the Plan.

(b)           Distributions.  Each holder of an Allowed Subordinated Debt Claim against Charys Holding shall not receive or retain any interest or property under the Plan on account of such Allowed Subordinated Debt Claim.

4.10	Charys Holding Class 10 (Charys Holding Securities Claims).

(a)           Impairment and Voting.  Charys Holding Class 10 is impaired by the Plan.  Each holder of a Charys Holding Securities Claim is deemed to reject the Plan and is not entitled to vote to accept or reject the Plan.

(b)           Distributions.  Each holder of an Allowed Charys Holder Securities Claim shall not receive or retain any interest or property under the Plan on account of such Allowed Charys Holding Securities Litigation Claim; provided, however, that except as explicitly set forth in Article XI below, nothing in this Plan shall affect any rights or claims such holder may have against any other party.

4.11	Charys Holding Class 11 (Charys Holding Equity Interests).

(a)           Impairment and Voting.  Charys Holding Class 11 is impaired by the Plan.  Each holder of a Charys Holding Equity Interest is deemed to reject the Plan and is not entitled to vote to accept or reject the Plan.

(b)           Distributions.  Each holder of a Charys Holding Equity Interest shall not receive or retain any interest or property under the Plan and all Charys Holding Equity Interests shall be cancelled and extinguished; provided, however, that except as explicitly set forth in Article XI below, nothing in this Plan shall affect any rights or claims such holder may have against any other party.

4.12	C&B Class 1 (Other Priority Claims Against C&B).

(a)           Impairment and Voting.  C&B Class 1 is Unimpaired by the Plan.  Each holder of an Allowed Other Priority Claim against C&B is conclusively presumed to have accepted the Plan and is not entitled to vote to accept or reject the Plan.

(b)           Distributions.  Except to the extent that a holder of an Allowed Other Priority Claim against C&B agrees to a different treatment with C&B, with the prior consent of the Creditors’ Committee, each holder of an Allowed Other Priority Claim against C&B shall receive from the C&B Liquidating Trust, in full satisfaction of such Claim, Cash in an amount equal to the Allowed amount of such Claim on, or as soon as reasonably practicable after the later of (i) the Effective Date, (ii) the date such Claim becomes Allowed, and (iii) the date for payment provided by any agreement or understanding between C&B and the holder of such Claim.

4.13	C&B Class 2 (Secured Tax Claims Against C&B).

(a)           Impairment and Voting.  C&B Class 2 is Unimpaired by the Plan.  Each holder of an Allowed Secured Tax Claim against C&B is conclusively presumed to have accepted the Plan and is not entitled to vote to accept or reject the Plan.

(b)           Distributions.  Except to the extent that a holder of an Allowed Secured Tax Claim against C&B agrees to a different treatment with C&B, with the prior consent of the Creditors’ Committee, each holder of an Allowed Secured Tax Claim against C&B shall receive from the C&B Liquidating Trust, at the option of C&B, with the consent of the Creditors’ Committee, on the later of the (a) Effective Date or (b) date such Secured Tax Claim becomes an Allowed Secured Tax Claim, or as soon as practicable thereafter, (i) Cash in an amount equal to such Allowed Secured Tax Claim, including any interest on such Allowed Secured Tax Claim required to be paid pursuant to section 506(b) of the Bankruptcy Code, or (ii) equal annual Cash payments commencing on the above date in an aggregate amount equal to such Allowed Secured Tax Claim, together with interest for the period after the Effective Date at the applicable non-bankruptcy rate, over a period through the fifth (5th) anniversary of the Commencement Date, subject to the C&B Liquidating Trust’s sole option to prepay the entire amount of the Allowed Secured Tax Claim, provided that the first payment shall represent a percentage recovery at least equal to that expected to be received by the most favored Class of nonpriority unsecured Claims against C&B, or (iii) deferred Cash payments upon such other terms determined by the Bankruptcy Court to provide the holder of such Allowed Secured Tax Claim a value, as of the Effective Date, equal to such Allowed Secured Tax Claim.  In the event C&B treats a Claim under clause (i) of this Section, any Liens securing such Secured Tax Claim shall be deemed released as of the Effective Date.

4.14	C&B Class 3 (Other Secured Claims Against C&B).

(a)           Impairment and Voting.  C&B Class 3 is impaired by the Plan.  Each holder of an Allowed Other Secured Claim against C&B as of the Voting Record Date is entitled to vote to accept or reject the Plan.

(b)           Distributions.  Except to the extent that a holder of an Allowed Other Secured Claim against C&B agrees to a different treatment with C&B, with the prior consent of the Creditor’ Committee, each holder of an Allowed Other Secured Claim against C&B shall receive from the C&B Liquidating Trust, in the order of priority of such holder’s security interest in the Collateral securing such Allowed Other Secured Claim, the net proceeds of the sale or disposition of such Collateral to the extent of the value of the holder’s secured interest in the value of such Collateral, pursuant to the terms and provisions of the C&B Liquidating Trust Agreement.  Upon the disposition of such Collateral pursuant to the terms of the Liquidating Trust Agreement, the Liens securing such Secured Claim shall be released.  Each holder of an Allowed Other Secured Claim shall, for federal income tax purposes, be treated as having received on the Effective Date a Class A C&B Beneficial Interest in the C&B Liquidating Trust and all parties (including the Debtors, the C&B Trustee, and the C&B Liquidating Trust Beneficiaries) shall report consistently therewith for federal income tax purposes.

4.15	C&B Class 4A (General Unsecured Claims Against C&B).

(a)           Impairment and Voting.  C&B Class 4A is impaired by the Plan.  Each holder of an Allowed General Unsecured Claim against C&B  as of the Voting Record Date is entitled to vote to accept or reject the Plan.

(b)           Distributions.  On the later of (i) the Effective Date, and (ii) the date on which a General Unsecured Claim against C&B  becomes an Allowed Claim, or, in each case, as soon thereafter as is reasonably practicable, each holder of an Allowed General Unsecured Claim against C&B  shall receive in full settlement and satisfaction thereof, a Class B C&B Beneficial Interest in the C&B Liquidating Trust.

4.16	C&B Class 4B (C&B 8.75% Senior Convertible Note Claims).

(a)           Impairment and Voting.  C&B Class 4B is impaired by the Plan.  Each holder of a C&B 8.75% Senior Convertible Note Claim is deemed to reject the Plan and is not entitled to vote to accept or reject the Plan.

(b)           Distributions.  Each holder of an Allowed C&B 8.75% Senior Convertible Note Claim shall not receive or retain any interest or property under the Plan on account of such Allowed C&B 8.75% Senior Convertible Note Claim.

4.17	C&B Class 5 (C&B Securities Claims).

(a)           Impairment and Voting.  C&B Class 5 is impaired by the Plan.  Each holder of a C&B Securities Claim is deemed to reject the Plan and is not entitled to vote to accept or reject the Plan.

(b)           Distributions.  Each holder of an Allowed C&B Securities Litigation Claim shall not receive or retain any interest or property under the Plan on account of such Allowed C&B Securities Claim.

4.18	C&B Class 6 (C&B Equity Interests).

(a)           Impairment and Voting.  C&B Class 5 is impaired by the Plan.  Charys Holding, as the sole holder of any C&B Equity Interests is deemed to reject the Plan.

(b)           Distributions.  The holder of the C&B Equity Interest shall not receive or retain any interest or property under the Plan and all C&B Equity Interests shall be cancelled and extinguished.

ARTICLE V

MEANS OF IMPLEMENTATION

5.1	Means of Implementation Applicable to Both Charys Holding and C&B.

(a)	Liquidating Trusts Funding Arrangements.

On the Effective Date, New Holdco shall enter into the Funding Arrangement Agreement with the Liquidating Trustees and shall transfer the funds required under the Funding Arrangement Agreement to the Liquidating Trustees.

(b)	Settlement of Claims.

Pursuant to Bankruptcy Rule 9019, in consideration for the classification, distribution and other benefits provided under the Plan, upon the Effective Date, the provisions of the Plan shall constitute a good-faith compromise and settlement of all Claims or controversies resolved pursuant to the Plan.  All Plan distributions made to creditors holding Allowed Claims in any class are intended to be and shall be final, and no Plan distribution to the holder of a Claim in one class shall be subject to being shared with or reallocated to the holders of any Claim in another class by virtue of any prepetition collateral trust agreement, shared collateral agreement, subordination agreement, other similar inter-creditor arrangement or deficiency Claim.

(c)	Intercompany Claims.

Notwithstanding anything to the contrary herein, Intercompany Claims will be adjusted, continued or discharged to the extent determined appropriate by the Debtors, with the prior consent of the Creditors Committee.  Any such transaction may be effected on or subsequent to the Effective Date without any further action by the stockholders of any of the Debtors or the Debtors in Possession.

(d)	Cancellation of Existing Securities and Agreements.

(i)             Except (i) as otherwise expressly provided in the Plan, (ii) with respect to executory contracts or unexpired leases that have been assumed by the Debtors, (iii) for purposes of evidencing a right to distributions under the Plan, or (iv) with respect to any Claim that is reinstated and rendered Unimpaired under the Plan, on the Effective Date, the 8.75% Senior Convertible Notes (and all documents and instruments related thereto), the Mirror Notes, all instruments and documents representing or evidencing the Cotton Seller Note Claims, CTSI / MSAI Seller Note Claims, Mirror Note Claims, all instruments and documents representing or evidencing the subordinated debt, the Indentures and other instruments or documents evidencing any Claims or Equity Interests shall be deemed automatically cancelled and deemed surrendered without further act or action under any applicable agreement, law, regulation, order or rule and the obligations of the Debtors under the agreements, instruments and other documents, indentures, and certificates of designations governing such Claims and Equity Interests, as the case may be, shall be discharged; provided, however, that the 8.75% Senior Convertible Notes, the Mirror Notes, and the Indenture shall continue in effect solely for the purposes of (i) allowing the holders of the 8.75% Senior Convertible Notes and the Mirror Notes to receive their distributions under the Plan, and (ii) allowing the Disbursing Agent or the Indenture Trustee, as the case may be, to make such distributions, if any, to be made on account of the 8.75% Senior Convertible Notes Claims and Mirror Note Claims.

(ii)            Subsequent to the performance by the Indenture Trustee or its agents of any duties that are expressly required under the Plan, and the Confirmation Order and/or under the terms of the Indenture, the Indenture Trustee and its agents shall be relieved of, and released from, all responsibilities and obligations associated with the 8.75% Senior Convertible Notes arising under the Indenture or under other applicable agreements or law and the Indenture shall be deemed to be discharged.

(e)	Merger/Dissolution/Consolidation.

On or as of the Effective Date or as soon as practicable thereafter (or, in case of clause (b), at any time following the Confirmation Date), and without the need for any further action, the Debtors may, with the prior consent of the Creditors’ Committee (a) cause any of the Debtors to be merged with and into the other Debtor, dissolved or otherwise consolidated, (b) cause C&B to be merged with, or converted into, a limited liability company, or (c) engage in any other transaction in furtherance of the Plan.

(f)	Imperium Claims.

The Imperium Claims shall be treated pursuant to the terms and provisions of that certain Settlement and Cash Collateral Agreement, dated as of June 25, 2008 (as amended), by and among Charys Holding, C&B, Ayin Tower Management Services, Inc., the Guarantors signatory thereto, the Noteholders signatory thereto and Imperium Advisors, LLC, which agreement was approved by order of the Bankruptcy Court dated August, 2008.

5.2	Means of Implementation Specific to Charys Holding.

(a)	Issuance of New Equity Interests and New Securities.

(i)            On the Effective Date, the following transactions (the “Restructuring Transactions”) shall be effectuated in the order set forth below:

(1)  Simultaneously, (A) CTSI shall issue 954,845.3 new shares, MSAI shall issue 999,900 new shares, Cotton shall issue 885,245.4 new shares, and LFC, Inc. shall issue 858,471.7 new shares, in each case, to the Indenture Trustee on behalf of the holders of 8.75% Senior Convertible Note Claims in full satisfaction of their Affiliated Plan Proponent 8.75 % Senior Convertible Note Claims, and (B) CTSI shall issue 45,054.7 new shares, Cotton shall issue 114,654.6 new shares and LFC, Inc. shall issue 141,428.3 new shares, in each case, to Charys Holding in satisfaction of certain intercompany claims owed by them to Charys Holding and on account of the settlement contained within this Plan.

(2)  Simultaneously, (A) Charys Holding shall transfer 8,394.9 CTSI shares, 105,004.8 Cotton shares and 108,560 LFC, Inc. shares and the other Charys Liquidating Trust Assets to the Charys Trustee for the benefit of the Charys Liquidating Trust Beneficiaries in full satisfaction of their Claims against Charys Holding, and (B) Charys Holding shall transfer 9,649.8 CTSI shares, 36,659.8 Cotton shares and 32,868.3 LFC, Inc. shares to the Disbursing Agent on behalf of holders of Mirror Note Claims in accordance with their pro rata share of the Mirror Note Claims in full satisfaction of their Claims.

(3)  Simultaneously, (A) the Indenture Trustee shall, on behalf of the holders of Affiliated Plan Proponent 8.75% Senior Convertible Note Claims, contribute all of the shares issued pursuant to clause (1)(A) above to New Holdco in exchange for 94% of the New Equity Interests and $19,227,000 of the New Secured Notes, (B) the Charys Trustee shall contribute all of the shares transferred pursuant to clause (2)(A) to New Holdco in exchange for 6% of the New Equity Interests, and (C) the Disbursing Agent shall, on behalf of the holders of Mirror Note Claims, transfer all of the shares issued pursuant to clause (2)(B) above to New Holdco in exchange for $773,000 of the New Secured Notes.

(4)  The Indenture Trustee shall distribute the New Equity Interests and the New Secured Notes received pursuant to clause (3)(A) to the holders of Affiliated Plan Proponent 8.75% Senior Convertible Note Claims.

(5)  The Disbursing Agent shall distribute New Secured Notes received pursuant to clause (3)(C) to the holders of Mirror Note Claims.

(ii)	Consistent Tax Reporting.

(1)  All parties (including the Debtors, the Charys Trustee, the holders of 8.75% Senior Convertible Note Claims, the Mirror Note Claims and General Unsecured Claims against Charys Holding and New Holdco) shall report for all federal income tax purposes consistent with the form of the Restructuring Transactions, subject to definitive guidance from the Internal Revenue Service or a court of competent jurisdiction to the contrary (including, without limitation, the receipt by the Charys Trustee or New Holdco of a private letter ruling if the Charys Trustee or New Holdco so requests one, or the receipt of an adverse determination by the Internal Revenue Service upon audit if not contested).

(2)  As soon as possible after the Effective Date, but in no event later than thirty (30) days thereafter, the Board of New Holdco shall determine the value of the stock of CTSI, MSAI, Cotton, and LFC, Inc. and the New Equity Interests as of the Effective Date.  The Board of New Holdco shall apprise, in writing or on a website established by New Holdco, all parties of such valuation.  The valuation shall be used consistently by all parties (including the Debtors, the Charys Trustee, the holders of 8.75% Senior Convertible Note Claims, the Mirror Note Claims, and General Unsecured Claims against Charys Holding and New Holdco) for all federal income tax purposes.

(b)	Section 1145 Exemption.

To the maximum extent provided in section 1145 of the Bankruptcy Code and applicable nonbankruptcy law, the issuance under the Plan of the New Equity Interests, New Secured Notes and beneficial interests in Liquidating Trusts will be exempt from registration under the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder.

(c)	Hart-Scott-Rodino Compliance.

Any shares of New Equity Interests to be distributed under the Plan to any entity required to file a Premerger Notification and Report Form under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended, shall not be distributed until the notification and waiting periods applicable under such Act to such entity shall have expired or been terminated.

(d)	Charys Liquidating Trust.

(i)             Execution of Charys Liquidating Trust Agreement.  On or before the Effective Date, the Charys Liquidating Trust Agreement shall be executed by Charys Holding and the Charys Trustee, and all other necessary steps shall be taken to establish the Liquidating Trust and the beneficial interests therein which shall be for the benefit of the Charys Liquidating Trust Beneficiaries as provided in Section 4.3, Section 4.4, Section 4.7 and Section 4.8 of the Plan, whether their Claims are Allowed on or after the Effective Date.  In the event of any conflict between the terms of this Section 5.2(d) and the terms of the Charys Liquidating Trust Agreement, the terms of the Charys Liquidating Trust Agreement shall govern.  The Charys Liquidating Trust Agreement may provide powers, duties and authorities in addition to those explicitly stated herein, but only to the extent that such powers, duties and authorities do not affect the status of the Charys Liquidating Trust as a liquidating trust for United States federal income tax purposes.

(ii)            Purpose of the Charys Liquidating Trust.  The Charys Liquidating Trust shall be established for the sole purpose of liquidating and distributing its assets, in accordance with Treasury Regulation section 301.7701-4(d), with no objective to continue or engage in the conduct of a trade or business.

(iii)           Charys Liquidating Trust Assets.  The Charys Liquidating Trust shall consist of the Charys Liquidating Trust Assets.  On the Effective Date, Charys Holding shall transfer all of the Charys Liquidating Trust Assets to the Charys Liquidating Trust, subject to the Administrative Expense Claims, Other Priority Claims, Priority Tax Claims, Secured Tax Claims, and the obligations under the Funding Arrangement Agreement to be paid by the Charys Liquidating Trust.  Such transfer shall be exempt from any stamp, real estate transfer, mortgage reporting, sales, use or other similar tax.  Upon delivery of the Charys Liquidating Trust Assets to the Charys Liquidating Trust, Charys Holding and its successors and assigns shall be released of all liability with respect to the delivery of such distributions.

(iv)           Governance of the Charys Liquidating Trust.  The Charys Liquidating Trust shall be governed by the Charys Trustee.

(v)            The Charys Trustee.  The Charys Trustee shall be designated by Charys Holding with the consent of the Creditors’ Committee.  In the event the Charys Trustee dies, is terminated or resigns for any reason, the Trust Advisory Board (as defined in the Charys Liquidating Trust Agreement) shall designate a successor.

(vi)           Role of the Charys Trustee.  In furtherance of and consistent with the purpose of the Charys Liquidating Trust and the Plan, the Charys Trustee shall (i) have the power and authority to hold, manage, convert to Cash, and distribute the Charys Liquidating Trust Assets, including prosecuting and resolving the Claims belonging to the Charys Liquidating Trust, (ii) hold the Charys Liquidating Trust Assets for the benefit of the Charys Liquidating Trust Beneficiaries who are entitled to distributions therefrom under the Plan, whether their Claims are Allowed on or after the Effective Date, and (iii) have the power and authority to hold, manage, and distribute Cash or non-Cash Charys Liquidating Trust Assets obtained through the exercise of its power and authority.  In all circumstances, the Charys Trustee shall act in the best interests of all beneficiaries of the Charys Liquidating Trust and in furtherance of the purpose of the Charys Liquidating Trust.  The Charys Trustee shall not serve as a member of the Board of New Holdco.

(vii)          Nontransferability of Charys Liquidating Trust Interests.  The beneficial interests in the Charys Liquidating Trust shall not be certificated and shall not be transferable.

(viii)         Cash.  The Charys Trustee may invest Cash (including any earnings thereon or proceeds therefrom) as permitted by section 345 of the Bankruptcy Code, provided, however, that such investments are investments permitted to be made by a liquidating trust within the meaning of Treasury Regulation section 301.7701-4(d), as reflected therein, or under applicable Internal Revenue Service guidelines, rulings, or other controlling authorities.

(ix)            Distribution of Charys Liquidating Trust Assets.  At least quarterly, the Charys Trustee shall make distributions to the beneficial holders of the Charys Liquidating Trust of all Cash on hand in accordance with the Charys Liquidating Trust Agreement (including any Cash received from the Debtors on the Effective Date, and treating as Cash for purposes of this section any permitted investments under Section 5.2(d)(viii) of the Plan) except such amounts (i) as would be distributable to a holder of a Disputed Claim if such Disputed Claim had been Allowed prior to the time of such distribution (but only until such Claim is resolved), (ii) as are reasonably necessary to meet contingent liabilities and to maintain the value of the Charys Liquidating Trust Assets during liquidation, (iii) to pay reasonable expenses (including, but not limited to, any taxes imposed on the Charys Liquidating Trust or in respect of the Charys Liquidating Trust Assets), (iv) to pay amounts required under the Funding Arrangement Agreement between the Charys Trustee and New Holdco, and (v) to satisfy other liabilities incurred by the Charys Liquidating Trust in accordance with the Plan or the Charys Liquidating Trust Agreement.

(x)             Costs and Expenses of the Charys Liquidating Trust.  The costs and expenses of the Charys Liquidating Trust, including the fees and expenses of the Charys Trustee and its retained professionals, shall be paid out of the Charys Liquidating Trust Assets.  Fees and expenses incurred in connection with the prosecution and settlement of any Claims shall be considered costs and expenses of the Charys Liquidating Trust.

(xi)            Compensation of the Charys Trustee.  The individual(s) comprising the Charys Trustee shall be entitled to reasonable compensation approved by the Trust Advisory Board in an amount consistent with that of similar functionaries in similar roles.

(xii)          Retention of Professionals by the Charys Trustee.  The Charys Trustee may retain and compensate attorneys and other professionals to assist in its duties as Charys Trustee on such terms as the Charys Trustee deems appropriate without Bankruptcy Court approval.  Without limiting the foregoing, the Charys Trustee may retain any professional who represented parties in interest in the Reorganization Cases.

(xiii)         Federal Income Tax Treatment of the Charys Liquidating Trust.

(1)  Charys Liquidating Trust Assets Treated as Owned by Creditors. For all federal income tax purposes, all parties (including, without limitation, the Debtors, the Charys Trustee and the Charys Liquidating Trust Beneficiaries) shall treat the transfer of the Charys Liquidating Trust Assets to the Charys Liquidating Trust for the benefit of the Charys Liquidating Trust Beneficiaries, whether their Claims are Allowed on or after the Effective Date, as

(A)  a transfer of the Charys Liquidating Trust Assets directly to those holders of Allowed Claims receiving Charys Liquidating Trust beneficial interests (other than to the extent allocable to Disputed Claims), followed by

(B)  the transfer by such Persons to the Charys Liquidating Trust of the Charys Liquidating Trust Assets in exchange for beneficial interests in the Charys Liquidating Trust (and in respect of the Charys Liquidating Trust Assets allocable to the Charys Liquidating Trust Claims Reserve, as a transfer to the Charys Liquidating Trust Claims Reserve).

Accordingly, those holders of Allowed Claims receiving Charys Liquidating Trust beneficial interests, shall be treated for federal income tax purposes as the grantors and owners of their respective share of the Charys Liquidating Trust Assets.  The foregoing treatment shall also apply, to the extent permitted by applicable law, for state and local income tax purposes.

(2)  Tax Reporting.

(A)  The Charys Trustee shall file returns for the Charys Liquidating Trust as a grantor trust pursuant to Treasury Regulation section 1.671-4(a) and in accordance with this Section 5.2(d)(xiii)(2).  The Charys Trustee shall also annually send to each holder of a beneficial interest a separate statement setting forth the holder’s share of items of income, gain, loss, deduction or credit and will instruct all such holders to report such items on their federal income tax returns or to forward the appropriate information to the beneficial holders with instructions to report such items on their federal income tax returns.  The Charys Trustee shall also file (or cause to be filed) any other statements, returns or disclosures relating to the Charys Liquidating Trust that are required by any governmental unit.

(B)  As soon as possible after the Effective Date, the Charys Trustee shall make a good-faith valuation of the Charys Liquidating Trust Assets, subject to the valuation of the Board of New Holdco referred to in section 5.2(a)(ii)(2), and such valuation shall be made available from time to time, to the extent relevant, and shall be used consistently by all parties (including, without limitation, the Debtors, the Charys Trustee and the Charys Liquidating Trust Beneficiaries), for all federal income tax purposes.

(C)  Allocations of Charys Liquidating Trust taxable income among the Charys Liquidating Trust Beneficiaries shall be determined by reference to the manner in which an amount of Cash equal to such taxable income would be distributed (without regard to any restrictions on distributions described herein) if, immediately prior to such deemed distribution, the Charys Liquidating Trust had distributed all its other assets (valued at their tax book value) to the holders of the Charys Liquidating Trust interests (treating all Disputed Claims as if they were Allowed Claims (see Section 5.2(d)(xiii)(2)(D) hereof)), in each case up to the tax book value of the assets treated as contributed by such holders, adjusted for prior taxable income and loss and taking into account all prior and concurrent distributions from the Charys Liquidating Trust.  Similarly, taxable loss of the Charys Liquidating Trust shall be allocated by reference to the manner in which an economic loss would be borne immediately after a liquidating distribution of the remaining Charys Liquidating Trust Assets.  The tax book value of the Charys Liquidating Trust Assets for this purpose shall equal their fair market value on the Effective Date, adjusted in accordance with tax accounting principles prescribed by the Tax Code, the applicable tax regulations, and other applicable administrative and judicial authorities and pronouncements.

(D)  Subject to definitive guidance from the Internal Revenue Service, or a court of competent jurisdiction to the contrary (including the receipt by the Charys Trustee of a private letter ruling if the Charys Trustee so requests one, or the receipt of an adverse determination by the Internal Revenue Service upon audit if not contested by the Charys Trustee), the Charys Trustee shall (A) timely elect to treat any Charys Liquidating Trust Assets allocable to, or retained on account of, Disputed Claims (the “Charys Liquidating Trust Claims Reserve”) as a “disputed ownership fund” governed by Treasury Regulation section 1.468B-9, and (B) to the extent permitted by applicable law, report consistent with the foregoing for state and local income tax purposes.  All parties (including the Debtors, the Charys Trustee, and the Charys Liquidating Trust Beneficiaries) shall report for tax purposes consistent with the foregoing.

(E)  The Charys Trustee shall be responsible for payments, out of the Charys Liquidating Trust Assets, of any taxes imposed on the trust or its assets including the Charys Liquidating Trust Claims Reserve.  In the event, and to the extent, any Cash retained on account of Disputed Claims in the Charys Liquidating Trust Claims Reserve is insufficient to pay the portion of any such taxes attributable to the taxable income arising from the assets allocable to, or retained on account of, Disputed Claims, such taxes shall be (i) reimbursed from any subsequent Cash amounts retained on account of Disputed Claims, or (ii) to the extent such Disputed Claims have subsequently been resolved, deducted from any amounts distributable by the Charys Trustee as a result of the resolutions of such Disputed Claims.

(F)  The Charys Trustee may request an expedited determination of taxes of the Charys Liquidating Trust, including the Charys Liquidating Trust Claims Reserve, under section 505(b) of the Bankruptcy Code for all returns filed for, or on behalf of, the Charys Liquidating Trust for all taxable periods through the dissolution of the Charys Liquidating Trust.

(xiv)         Dissolution.  The Charys Trustee and the Charys Liquidating Trust shall be discharged or dissolved, as the case may be, at such time as (i) all Disputed Claims have been resolved, (ii) the Charys Trustee determines, in its sole discretion, that the administration of the Charys Liquidating Trust Assets is not likely to yield sufficient additional Charys Liquidating Trust proceeds to justify further pursuit and (iii) all distributions required to be made by the Charys Trustee under the Plan and the Charys Liquidating Trust Agreement have been made, but in no event shall the Charys Liquidating Trust be dissolved later than three (3) years from the Effective Date unless the Bankruptcy Court, upon motion within the six month period prior to the third anniversary (or at least six (6) months prior to the end of an extension period), determines that a fixed period extension (not to exceed three years, together with any prior extensions, without a favorable letter ruling from the Internal Revenue Service that any further extension would not adversely affect the status of the trust as a liquidating trust for federal income tax purposes) is necessary to facilitate or complete the recovery and liquidation of the Charys Liquidating Trust Assets.  If at any time the Charys Trustee determines, in reliance upon such professionals as the Charys Trustee may retain, that the expense of administering the Charys Liquidating Trust so as to make a final distribution to its beneficiaries is likely to exceed the value of the assets remaining in the Charys Liquidating Trust, the Charys Trustee may apply to the Bankruptcy Court for authority to (i) reserve any amounts necessary to dissolve the Charys Liquidating Trust, (ii) donate any balance to a charitable organization exempt from federal income tax under section 501(c)(3) of the Tax Code that is unrelated to the Debtors, the Charys Liquidating Trust, and any insider of the Charys Trustee, and (iii) dissolve the Charys Liquidating Trust.

(xv)          Indemnification of Charys Trustee.  The Charys Trustee or the individuals comprising the Trustee, as the case may be, and the Charys Trustee’s agents and professionals, shall not be liable for actions taken or omitted in its capacity as, or on behalf of, the Charys Trustee, except those acts arising out of its or their own willful misconduct or gross negligence, and each shall be entitled to indemnification and reimbursement for fees and expenses in defending any and all of its actions or inactions in its capacity as, or on behalf of, the Charys Trustee, except for any actions or inactions involving willful misconduct or gross negligence.  Any indemnification claim of the Charys Trustee (and the other parties entitled to indemnification under this subsection) shall be satisfied solely from the Charys Liquidating Charys Trust Assets.  The Charys Trustee shall be entitled to rely, in good-faith, on the advice of its retained professionals.

5.3	Means of Implementation Specific to C&B.

(a)	The C&B Liquidating Trust.

(i)             Execution of C&B Liquidating Trust Agreement.  On or before the Effective Date, the C&B Liquidating Trust Agreement shall be executed by C&B and the C&B Trustee, and all other necessary steps shall be taken to establish the Liquidating Trust and the beneficial interests therein which shall be for the benefit of the C&B Liquidating Trust Beneficiaries, as provided in Section 4.14 and Section 4.15 of the Plan, whether their Claims are Allowed on or after the Effective Date.  In the event of any conflict between the terms of this Section 5.3(a) and the terms of the C&B Liquidating Trust Agreement, the terms of the C&B Liquidating Trust Agreement shall govern.  The C&B Liquidating Trust Agreement may provide powers, duties and authorities in addition to those explicitly stated herein, but only to the extent that such powers, duties and authorities do not affect the status of the C&B Liquidating Trust as a liquidating trust for United States federal income tax purposes.

(ii)            Purpose of the C&B Liquidating Trust.  The C&B Liquidating Trust shall be established for the sole purpose of liquidating and distributing its assets, in accordance with Treasury Regulation section 301.7701-4(d), with no objective to continue or engage in the conduct of a trade or business.

(iii)           C&B Liquidating Trust Assets.  The C&B Liquidating Trust shall consist of the C&B Liquidating Trust Assets.  On the Effective Date, C&B shall transfer all of the C&B Liquidating Trust Assets to the C&B Liquidating Trust subject to the Administrative Expense Claims, Other Priority Claims, Priority Tax Claims, Secured Tax Claims, and the obligations under the Funding Arrangement Agreement to be paid by the C&B Liquidating Trust.  Such transfer shall be exempt from any stamp, real estate transfer, mortgage reporting, sales, use or other similar tax.  Upon delivery of the C&B Liquidating Trust Assets to the C&B Liquidating Trust, C&B and its successors and assigns shall be released of all liability with respect to the delivery of such distributions.

(iv)           Governance of the C&B Liquidating Trust.  The C&B Liquidating Trust shall be governed by the C&B Trustee.

(v)            The C&B Trustee.  The C&B Trustee shall be designated by C&B with the consent of the Creditors’ Committee.  In the event the C&B Trustee dies, is terminated or resigns for any reason, the Trust Advisory Board (as defined in the C&B Liquidating Trust Agreement) shall designate a successor,.

(vi)           Role of the C&B Trustee.  In furtherance of and consistent with the purpose of the C&B Liquidating Trust and the Plan, the C&B Trustee shall (i) have the power and authority to hold, manage, convert to Cash, and distribute the C&B Liquidating Trust Assets, including prosecuting and resolving the Claims belonging to the C&B Liquidating Trust, (ii) hold the C&B Liquidating Trust Assets for the benefit of the C&B Liquidating Trust Beneficiaries who are entitled to distributions therefrom under the Plan, whether their Claims are Allowed on or after the Effective Date, and (iii) have the power and authority to hold, manage, and distribute Cash or non-Cash C&B Liquidating Trust Assets obtained through the exercise of its power and authority.  In all circumstances, the C&B Trustee shall act in the best interests of all beneficiaries of the C&B Liquidating Trust and in furtherance of the purpose of the C&B Liquidating Trust.

(vii)          Nontransferability of C&B Liquidating Trust Interests.  The beneficial interests in the C&B Liquidating Trust shall not be certificated and shall not be transferable.

(viii)         Cash.  The C&B Trustee may invest Cash (including any earnings thereon or proceeds therefrom) as permitted by section 345 of the Bankruptcy Code, provided, however, that such investments are investments permitted to be made by a liquidating trust within the meaning of Treasury Regulation section 301.7701-4(d), as reflected therein, or under applicable Internal Revenue Service guidelines, rulings, or other controlling authorities.

(ix)            Distribution of C&B Liquidating Trust Assets.  At least quarterly, the C&B Trustee shall make distributions to the beneficial holders of the C&B Liquidating Trust of all Cash on hand in accordance with the C&B Liquidating Trust Agreement (including any Cash received from the Debtors on the Effective Date, and treating as Cash for purposes of this section any permitted investments under Section 5.3(a)(viii) of the Plan) except such amounts (i) as would be distributable to a holder of a Disputed Claim if such Disputed Claim had been Allowed prior to the time of such distribution (but only until such Claim is resolved), (ii) as are reasonably necessary to meet contingent liabilities and to maintain the value of the C&B Liquidating Trust Assets during liquidation, (iii) to pay reasonable expenses (including, but not limited to, any taxes imposed on the C&B Liquidating Trust or in respect of the C&B Liquidating Trust Assets), (iv) to pay amounts required under the Funding Arrangement Agreement between the C&B Trustee and New Holdco, and (v) to satisfy other liabilities incurred by the C&B Liquidating Trust in accordance with this Plan or the C&B Liquidating Trust Agreement.

(x)             Costs and Expenses of the C&B Liquidating Trust.  The costs and expenses of the C&B Liquidating Trust, including the fees and expenses of the C&B Trustee and its retained professionals, shall be paid out of the C&B Liquidating Trust Assets.  Fees and expenses incurred in connection with the prosecution and settlement of any Claims shall be considered costs and expenses of the C&B Liquidating Trust.

(xi)            Compensation of the C&B Trustee.  The individual(s) comprising the C&B Trustee shall be entitled to reasonable compensation approved by the Trust Advisory Board in an amount consistent with that of similar functionaries in similar roles.

(xii)           Retention of Professionals by the C&B Trustee.  The C&B Trustee may retain and compensate attorneys and other professionals to assist in its duties as C&B Trustee on such terms as the C&B Trustee deems appropriate without Bankruptcy Court approval.  Without limiting the foregoing, the C&B Trustee may retain any professional who represented parties in interest in the Reorganization Cases.

(xiii)          Federal Income Tax Treatment of the C&B Liquidating Trust.

(1)  C&B Liquidating Trust Assets Treated as Owned by Creditors. For all federal income tax purposes, all parties (including, without limitation, the Debtors, the C&B Trustee and the C&B Liquidating Trust Beneficiaries shall treat the transfer of the C&B Liquidating Trust Assets to the C&B Liquidating Trust for the benefit of the C&B Liquidating Trust Beneficiaries, whether the Claims are Allowed on or after the Effective Date, as

(A)  a transfer of the C&B Liquidating Trust Assets directly to those holders of Allowed Claims receiving C&B Liquidating Trust beneficial interests (other than to the extent allocable to Disputed Claims) followed by

(B)  the transfer by such beneficiaries to the C&B Liquidating Trust of the C&B Liquidating Trust Assets in exchange for beneficial interests in the C&B Liquidating Trust (and in respect of the C&B Liquidating Trust Assets allocable to the C&B Liquidating Trust Claims Reserve, as a transfer to the C&B Liquidating Trust Claims Reserve).

Accordingly, those holders of Allowed Claims receiving C&B Liquidating Trust beneficial interests shall be treated for federal income tax purposes as the grantors and owners of their respective share of the C&B Liquidating Trust Assets.  The foregoing treatment shall also apply, to the extent permitted by applicable law, for state and local income tax purposes.

(2)  Tax Reporting.

(A)  The C&B Trustee shall file returns for the C&B Liquidating Trust as a grantor trust pursuant to Treasury Regulation section 1.671-4(a) and in accordance with this Section 5.3(a)(xiii)(2).  The Trustee shall also annually send to each holder of a beneficial interest a separate statement setting forth the holder’s share of items of income, gain, loss, deduction or credit and will instruct all such holders to report such items on their federal income tax returns or to forward the appropriate information to the beneficial holders with instructions to report such items on their federal income tax returns.  The C&B Trustee shall also file (or cause to be filed) any other statements, returns or disclosures relating to the C&B Liquidating Trust that are required by any governmental unit.

(B)  As soon as possible after the Effective Date, the C&B Trustee shall make a good-faith valuation of the C&B Liquidating Trust Assets, and such valuation shall be made available from time to time, to the extent relevant, shall be used consistently by all parties (including, without limitation, the Debtors, the C&B Trustee and the C&B Liquidating Trust Beneficiaries) for all federal income tax purposes.

(C)  Allocations of C&B Liquidating Trust taxable income among the C&B Liquidating Trust Beneficiaries shall be determined by reference to the manner in which an amount of Cash equal to such taxable income would be distributed (without regard to any restrictions on distributions described herein) if, immediately prior to such deemed distribution, the C&B Liquidating Trust had distributed all its other assets (valued at their tax book value) to the holders of the C&B Liquidating Trust interests (treating all Disputed Claims as if they were Allowed Claims (see Section 5.3(a)(xiii)(2)(D) hereof)), in each case up to the tax book value of the assets treated as contributed by such holders, adjusted for prior taxable income and loss and taking into account all prior and concurrent distributions from the C&B Liquidating Trust.  Similarly, taxable loss of the C&B Liquidating Trust shall be allocated by reference to the manner in which an economic loss would be borne immediately after a liquidating distribution of the remaining C&B Liquidating Trust Assets.  The tax book value of the C&B Liquidating Trust Assets for this purpose shall equal their fair market value on the Effective Date, adjusted in accordance with tax accounting principles prescribed by the Tax Code, the applicable tax regulations, and other applicable administrative and judicial authorities and pronouncements.

(D)  Subject to definitive guidance from the Internal Revenue Service, or a court of competent jurisdiction to the contrary (including the receipt by the C&B Trustee of a private letter ruling if the C&B Trustee so requests one, or the receipt of an adverse determination by the Internal Revenue Service upon audit if not contested by the C&B Trustee), the C&B Trustee shall (A) timely elect to treat any C&B Liquidating Trust Assets allocable to, or retained on account of, Disputed Claims (the “C&B Liquidating Trust Claims Reserve”) as a “disputed ownership fund” governed by Treasury Regulation section 1.468B-9, and (B) to the extent permitted by applicable law, report consistent with the foregoing for state and local income tax purposes.  All parties (including New Holdco, the Trustees, and C&B Liquidating Trust Beneficiaries shall report for tax purposes consistent with the foregoing.

(E)  The C&B Trustee shall be responsible for payments, out of the C&B Liquidating Trust Assets, of any taxes imposed on the trust or its assets including the C&B Liquidating Trust Claims Reserve.  In the event, and to the extent, any Cash retained on account of Disputed Claims in the C&B Liquidating Trust Claims Reserve is insufficient to pay the portion of any such taxes attributable to the taxable income arising from the assets allocable to, or retained on account of, Disputed Claims, such taxes shall be (i) reimbursed from any subsequent Cash amounts retained on account of Disputed Claims, or (ii) to the extent such Disputed Claims have subsequently been resolved, deducted from any amounts distributable by the C&B Trustee as a result of the resolutions of such Disputed Claims.

(F)  The C&B Trustee may request an expedited determination of taxes of the C&B Liquidating Trust, including the C&B Liquidating Trust Claims Reserve, under section 505(b) of the Bankruptcy Code for all returns filed for, or on behalf of, the C&B Liquidating Trust for all taxable periods through the dissolution of the C&B Liquidating Trust.

(xiv)         Dissolution.  The C&B Trustee and the C&B Liquidating Trust shall be discharged or dissolved, as the case may be, at such time as (i) all Disputed Claims have been resolved, (ii) the C&B Trustee determines, in its sole discretion, that the administration of the C&B Liquidating Trust Assets is not likely to yield sufficient additional C&B Liquidating Trust proceeds to justify further pursuit and (iii) all distributions required to be made by the C&B Trustee under the Plan and the C&B Liquidating Trust Agreement have been made, but in no event shall the C&B Liquidating Trust be dissolved later than three (3) years from the Effective Date unless the Bankruptcy Court, upon motion within the six month period prior to the third anniversary (or at least six (6) months prior to the end of an extension period), determines that a fixed period extension (not to exceed three years, together with any prior extensions, without a favorable letter ruling from the Internal Revenue Service that any further extension would not adversely affect the status of the trust as a liquidating trust for federal income tax purposes) is necessary to facilitate or complete the recovery and liquidation of the C&B Liquidating Trust Assets.  If at any time the C&B Trustee determines, in reliance upon such professionals as the C&B Trustee may retain, that the expense of administering the C&B Liquidating Trust so as to make a final distribution to its beneficiaries is likely to exceed the value of the assets remaining in the C&B Liquidating Trust, the C&B Trustee may apply to the Bankruptcy Court for authority to (i) reserve any amounts necessary to dissolve the C&B Liquidating Trust, (ii) donate any balance to a charitable organization exempt from federal income tax under section 501(c)(3) of the Tax Code that is unrelated to the Debtors, the C&B Liquidating Trust, and any insider of the C&B Trustee, and (iii) dissolve the C&B Liquidating Trust.

(xv)          Indemnification of C&B Trustee.  The C&B Trustee or the individuals comprising the C&B Trustee, as the case may be, and the C&B Trustee’s agents and professionals, shall not be liable for actions taken or omitted in its capacity as, or on behalf of, the C&B Trustee, except those acts arising out of its or their own willful misconduct or gross negligence, and each shall be entitled to indemnification and reimbursement for fees and expenses in defending any and all of its actions or inactions in its capacity as, or on behalf of, the C&B Trustee, except for any actions or inactions involving willful misconduct or gross negligence.  Any indemnification claim of the C&B Trustee (and the other parties entitled to indemnification under this subsection) shall be satisfied solely from the C&B Liquidating Trust Assets.  The C&B Trustee shall be entitled to rely, in good-faith, on the advice of its retained professionals.

ARTICLE VI

PROVISIONS GOVERNING VOTING AND DISTRIBUTIONS

6.1	Voting of Claims.

Each holder of an Allowed Claim in an impaired class of Claims as of the Voting Record Date that is entitled to vote on the Plan pursuant to Article III and Article IV of the Plan shall be entitled to vote separately to accept or reject the Plan, as provided in the Disclosure Statement Order.

6.2	Presumed Acceptances by Unimpaired Classes.

Charys Holding Class 1, Charys Holding Class 2, Charys Holding Class 3 Charys Holding Class 4, C&B Class 1 and C&B Class 2 are Unimpaired under the Plan.  Under Section 1126(f) of the Bankruptcy Code, holders of such Unimpaired Claims are conclusively presumed to have accepted the Plan, and the votes of such Unimpaired Claim holders shall not be solicited.

6.3	Impaired Classes Deemed To Reject Plan.

Holders of Claims and Equity Interests in Charys Holding Class 9, Charys Holding Class 10, Charys Holding Class 11, C&B Class 4B, C&B Class 5, and C&B Class 6 are not entitled to receive or retain any property under the Plan.  Under Section 1126(g) of the Bankruptcy Code, such holders are deemed to have rejected the Plan, and the votes of such holders shall not be solicited.

6.4	Nonconsensual Confirmation.

If any impaired class of Claims entitled to vote shall not accept the Plan by the requisite statutory majority provided in section 1126(c) of the Bankruptcy Code, the Debtors reserve the right, after consulting with the Creditors’ Committee, to amend the Plan in accordance with Section 13.5 of the Plan or undertake to have the Bankruptcy Court confirm the Plan under section 1129(b) of the Bankruptcy Code or both.  With respect to Charys Holding Class 9, Charys Holding Class 10, Charys Holding Class 11, C&B Class 4B, C&B Class 5, and C&B Class 6, all of which are deemed to reject the Plan, the Debtors shall request that the Bankruptcy Court confirm the Plan pursuant to section 1129(b) of the Bankruptcy Code.

6.5	Distributions On Account of General Unsecured Claims

All Allowed General Unsecured Claims or Allowed 8.75% Senior Convertible Note Claims held by a creditor shall be aggregated and treated as a single Claim.  At the written request of the Disbursing Agent, any creditor holding multiple Allowed General Unsecured Claims or multiple Allowed 8.75% Senior Convertible Note Claims shall provide to the Disbursing Agent, as applicable, a single address to which any distributions shall be sent.

6.6	Date of Distributions.

In the event that any payment or act under the Plan is required to be made or performed on a date that is not a Business Day, then the making of such payment or the performance of such act may be completed on the next succeeding Business Day, but shall be deemed to have been completed as of the required date.

6.7	Disbursing Agent.

All distributions under the Plan on account of Allowed Claims against Charys Holding shall be made by the Charys Trustee, as a Disbursing Agent in accordance with the Plan and the Charys Liquidating Trust Agreement.  All distributions under the Plan on account of Allowed Claims against C&B shall be made by the C&B Trustee as a Disbursing Agent in accordance with the Plan and the C&B Liquidating Trust Agreement.  The applicable Disbursing Agent shall not be required to give any bond or surety or other security for the performance of its duties unless otherwise ordered by the Bankruptcy Court and, in the event that a Disbursing Agent is so otherwise ordered, all reasonable costs and expenses of procuring any such bond or surety shall be borne by the applicable Debtor or Liquidating Trusts.  The Indenture Trustee shall receive the distributions under the Plan for the holders of the Allowed 8.75% Senior Convertible Note Claims and shall make appropriate distribution thereof to such holders in accordance with the terms of the Plan.  Upon delivery of the forgoing distributions to the Indenture Trustee, the applicable Disbursing Agent shall be released of all liability with respect to the delivery of such distributions.  The Indenture Trustee shall retain all rights provided for under the Indenture and related documents to recover its fees and expenses and those of its counsel and advisors from distributions made pursuant to the Plan to holders of Allowed 8.75% Senior Convertible Note Claims.

6.8	Rights and Powers of Disbursing Agent.

The Disbursing Agent shall be empowered to (a) effect all actions and execute all agreements, instruments and other documents necessary to perform its duties under the Plan, (b) make all distributions contemplated hereby, (c) employ professionals to represent it with respect to its responsibilities and (d) exercise such other powers as may be vested in the Disbursing Agent by order of the Bankruptcy Court, pursuant to the Plan, or as deemed by the Disbursing Agent to be necessary and proper to implement the provisions hereof.

6.9	Expenses of the Disbursing Agent.

Except as otherwise ordered by the Bankruptcy Court, any reasonable fees and expenses incurred by the Disbursing Agent (including, without limitation, taxes and reasonable attorneys’ fees and expenses) on or after the Effective Date shall be paid in Cash in the ordinary course of business, by the applicable Liquidating Trusts.

6.10	Delivery of Distributions.

(a)           Last Known Address.  Subject to Bankruptcy Rule 9010, all distributions to any holder of an Allowed Claim or Allowed Administrative Expense Claim shall be made at the address of such holder as set forth on the Schedules filed with the Bankruptcy Court or on the books and records of the Debtors or their agents, as applicable, unless the Debtors, and/or the Liquidating Trustees, as the case may be, have been notified in writing of a change of address, including, without limitation, by the filing of a proof of Claim by such holder that contains an address for such holder different than the address of such holder as set forth on the Schedules.  In the event that any distribution to any holder is returned as undeliverable, the applicable Disbursing Agent shall use commercially reasonable efforts to determine the current address of such holder, but no distribution to such holder shall be made unless and until the applicable Disbursing Agent has determined the then-current address of such holder, at which time such distribution shall be made to such holder without interest; provided that such distributions shall be deemed unclaimed property under section 347(b) of the Bankruptcy Code at the expiration of one (1) year from the Effective Date.  After such date, all unclaimed property or interests in property shall be returned by the applicable Disbursing Agent to, and shall revert to the applicable Liquidating Trust and the Claim of any holder to such property or interest in property shall be discharged and forever barred; provided, however, that unclaimed distributions made by the Liquidating Trustees shall be redistributed in accordance with the priorities set forth in the applicable Liquidating Trust Agreement, and (ii) with respect to Allowed Claims in Charys Holding Class 7 shall be redistributed ratably as provided in Section 4.7 hereof.

(b)           Distribution Record Date. With respect to holders of all Claims against the Debtors, on the Distribution Record Date, the claims register shall be closed.  Neither the Debtors nor any other Person shall have any obligation to recognize any transfer of any Claims occurring after the close of business on such date.

6.11	Manner of Payment.

At the option of the Disbursing Agent, any Cash payment to be made hereunder may be made by a check or wire transfer.

6.12	No Fractional Shares.

No fractional shares of New Equity Interests shall be distributed and no Cash shall be distributed in lieu of such fractional shares.  When any distribution pursuant to the Plan on account of an Allowed Claim would otherwise result in the issuance of a number of shares of New Equity Interests that is not a whole number, the actual distribution of shares of New Equity Interests shall be rounded as follows: (a) fractions of one-half (½) or greater shall be rounded to the next higher whole number and (b) fractions of less than one-half (½) shall be rounded to the next lower whole number with no further payment therefor.  The total number of authorized shares of New Equity Interests to be distributed to holders of Allowed Claims shall be adjusted as necessary to account for the foregoing rounding.

6.13	No Fractional Notes.

The New Secured Notes shall not be distributed in denominations of less than one thousand dollars ($1,000).  When any distribution pursuant to the Plan of Reorganization on account of an Allowed Claim would otherwise result in the issuance of an amount of the New Secured Notes that is not a multiple of one thousand (1,000), the actual distribution of the New Secured Notes shall be rounded as follows: (i) denominations of five hundred dollars ($500) or greater shall be rounded up to one thousand dollars ($1,000); and (ii) denominations less than five hundred dollars ($500) shall be rounded down to zero with no further payment therefor.

6.14	Setoffs and Recoupment.

The Debtors may, but shall not be required to, setoff against or recoup from any Claim any Claims of any nature whatsoever that the Debtors may have against the claimant, provided, however, that neither the failure to do so nor the allowance of any claim hereunder shall constitute a waiver or release by the Debtors or their respective successors of any such claim it may have against such claimant.

6.15	Interest on Claims; Dividends.

Unless otherwise specifically provided for in the Plan or the Confirmation Order, postpetition interest shall not accrue or be paid on any Claims, and no holder of a Claim shall be entitled to interest accruing on or after the Commencement Date on any Claim.  Unless otherwise specifically provided for in the Plan or the Confirmation Order, interest shall not accrue or be paid upon any Claim in respect of the period from the Commencement Date to the date a final distribution is made thereon if and after such Claim becomes an Allowed Claim.

No holder of a Claim who is entitled to shares of New Equity Interests shall be entitled to dividends on such shares unless such holder’s Claim is an Allowed Claim as of the applicable record date for such dividends.

6.16	No Distribution In Excess of Allowed Amounts.

Notwithstanding anything to the contrary herein, no holder of an Allowed Claim shall receive in respect of such Claim any distribution of a value as of the Effective Date in excess of the Allowed amount of such Claim.

6.17          Allocation of Plan Distributions Between Principal and Interest.

To the extent that any Allowed Claim entitled to a distribution under the Plan consists of indebtedness and other amounts (such as accrued but unpaid interest thereon), such distribution shall be allocated first to the principal amount of the Claim (as determined for federal income tax purposes) and then, to the extent the consideration exceeds the principal amount of the Claim, to such other amounts.

ARTICLE VII

PROCEDURES FOR TREATING DISPUTED
CLAIMS UNDER PLAN OF REORGANIZATION

7.1	Objections.

The Liquidating Trustees (each as to Claims to be addressed by their respective Liquidating Trusts) shall be entitled to object to all Claims.  Any objections shall be served on the respective claimant and filed with the Bankruptcy Court on or before the later of (a) ninety (90) days after the Effective Date, or (b) such later date as may be fixed by the Bankruptcy Court.

7.2	Authority to Prosecute Objections.

After the Effective Date, only the applicable Liquidating Trustees, as applicable, shall have the authority to file objections to Claims and to settle, compromise, withdraw, or litigate to judgment objections to Claims.

7.3	No Distributions Pending Allowance.

Notwithstanding any other provision of the Plan, if any portion of an Administrative Expense Claim or Claim is Disputed, no payment or distribution provided hereunder shall be made on account of such Administrative Expense Claim or Claim unless and until such Disputed Administrative Expense Claim or Disputed Claim becomes Allowed.

7.4	Distributions After Allowance.

To the extent that a Disputed Claim or Disputed Administrative Expense Claim becomes Allowed, distributions (if any) shall be made to the holder of such Claim in accordance with the provisions of the Plan.  As soon as practicable after the date that the order or judgment of the Bankruptcy Court Allowing any Disputed Claim or Disputed Administrative Expense Claim becomes a Final Order, the Disbursing Agent shall provide to the holder of such Administrative Expense Claim or Claim the distribution (if any) to which such holder is entitled under the Plan.

7.5	Resolution of Administrative Expense Claims and Claims.

On and after the Effective Date, the applicable Liquidating Trustees, shall have the authority to compromise, settle, otherwise resolve or withdraw any objections to Administrative Expense Claims and Claims against the Debtors and to compromise, settle or otherwise resolve any Disputed Administrative Expense Claims and Disputed Claims against the Debtors without approval of the Bankruptcy Court, other than with respect to Administrative Expense Claims relating to compensation of professionals for fees and expenses incurred prior to the Confirmation Date.

7.6	Estimation of Claims.

The Debtors and, after the Effective Date with respect to Claims to receive distributions from the Liquidating Trusts, the applicable Liquidating Trustee, may at any time request that the Bankruptcy Court estimate any Contingent Claim, Unliquidated Claim or Disputed Claim pursuant to section 502(c) of the Bankruptcy Code regardless of whether any of the Debtors or any other Person previously objected to such Claim or whether the Bankruptcy Court has ruled on any such objection, and the Bankruptcy Court will retain jurisdiction to estimate any Claim at any time during litigation concerning any objection to any Claim, including, without limitation, during the pendency of any appeal relating to any such objection.  In the event that the Bankruptcy Court estimates any Contingent Claim, Unliquidated Claim or Disputed Claim, the amount so estimated shall constitute either the Allowed amount of such Claim or a maximum limitation on such Claim, as determined by the Bankruptcy Court.  If the estimated amount constitutes a maximum limitation on the amount of such Claim, the Debtors or the Liquidating Trustees, as the case may be, may pursue supplementary proceedings to object to the allowance of such Claim.  All of the aforementioned objection, estimation and resolution procedures are intended to be cumulative and not exclusive of one another.  Claims may be estimated and subsequently compromised, settled, withdrawn or resolved by any mechanism approved by the Bankruptcy Court.

7.7	Interest.

To the extent that a Disputed Claim becomes an Allowed Claim after the Effective Date, the holder of such Claim shall not be entitled to any interest thereon.

ARTICLE VIII

EXECUTORY CONTRACTS AND UNEXPIRED LEASES

8.1	Assumption or Rejection of Executory Contracts and Unexpired Leases.

Pursuant to sections 365(a) and 1123(b)(2) of the Bankruptcy Code, all executory contracts and unexpired leases that exist between the Debtors and any person or entity prior to the Commencement Date shall be deemed rejected by the Debtors as of the Effective Date, except for any executory contract or unexpired lease (a) that has been assumed pursuant to an order of the Bankruptcy Court entered prior to the Effective Date, (b) as to which a motion for approval of the assumption of such executory contract or unexpired lease has been filed and served prior to the Confirmation Date or (c) that is specifically designated as a contract or lease to be assumed on Schedule 8.1, which Schedule shall be contained in the Plan Supplement; provided, however, that the Debtors reserve the right, on or prior to the Confirmation Date, to amend, in consultation with the Creditors’ Committee, such Schedule to delete any executory contract or unexpired lease therefrom or add any executory contract or unexpired lease thereto, in which event such executory contract(s) or unexpired lease(s) shall be deemed to be, respectively, either rejected or assumed as of the Effective Date.  The Debtors shall provide notice of any such amendments to the parties to the executory contracts and unexpired leases affected thereby.  The listing of a document on Schedule 8.1 shall not constitute an admission by the Debtors that such document is an executory contract or an unexpired lease or that the Debtors have any liability thereunder.

8.2	Approval of Assumption or Rejection of Executory Contracts and Unexpired Leases.

Entry of the Confirmation Order shall, subject to and upon the occurrence of the Effective Date, constitute (a) the approval, pursuant to sections 365(a) and 1123(b)(2) of the Bankruptcy Code, of the assumption of the executory contracts and unexpired leases assumed pursuant to Section 8.1 of the Plan, (b) the extension of time, pursuant to section 365(d)(4) of the Bankruptcy Code, within which the Debtors may assume, assume and assign or reject the executory contracts and unexpired leases specified in Section 8.1 of the Plan through the date of entry of an order approving the assumption, assumption and assignment or rejection of such executory contracts and unexpired leases and (c) the approval, pursuant to sections 365(a) and 1123(b)(2) of the Bankruptcy Code, of the rejection of the executory contracts and unexpired leases rejected pursuant to Section 8.1 of the Plan.

8.3	Inclusiveness.

Unless otherwise specified in Schedule 8.1, each executory contract and unexpired lease listed or to be listed therein shall include any and all modifications, amendments, supplements, restatements or other agreements made directly or indirectly by any agreement, instrument or other document that in any manner affects such executory contract or unexpired lease, without regard to whether such agreement, instrument or other document is listed on such schedule.

8.4	Cure of Defaults.

Except to the extent that different treatment has been agreed to by the non-debtor party or parties to any executory contract or unexpired lease to be assumed pursuant to Section 8.1 of the Plan, the Debtors shall, pursuant to the provisions of sections 1123(a)(5)(G) and 1123(b)(2) of the Bankruptcy Code and consistent with the requirements of section 365 of the Bankruptcy Code, within at least twenty (20) days prior to the later of (a) the hearing on the Debtors’ motion for assumption or assumption and assignment and (b) the Confirmation Hearing, file with the Bankruptcy Court and serve by first class mail on each non-debtor party to such executory contracts or unexpired leases to be assumed pursuant to Section 8.1 of the Plan, a notice, which shall list the cure amount as to each executory contract or unexpired lease to be assumed.  The parties to such executory contracts or unexpired leases to be assumed or assumed and assigned by the Debtors shall have twenty (20) days from the date of service of such notice to file and serve any objection to the cure amounts listed by the Debtors.  If there are any objections filed, the Bankruptcy Court shall hold a hearing on a date to be set by the Bankruptcy Court.  Notwithstanding Section 8.1 of the Plan, the Debtors shall retain their rights to reject any of their executory contracts or unexpired leases that are subject to a dispute concerning amounts necessary to cure any defaults through the Effective Date.

8.5	Bar Date for Filing Proofs of Claim Relating to Executory Contracts and Unexpired Leases Rejected Pursuant to the Plan.

Proofs of Claim for damages arising out of the rejection of an executory contract or unexpired lease must be filed with the Bankruptcy Court and served upon the attorneys for the Debtors on or before the date that is thirty (30) days after the later of (a) the date of service of notice of the Confirmation Date, (b) notice of modification to Schedule 8.1 of the Plan (solely with respect to the party directly affected by such modification) or (c) the date of service of notice of such later rejection date that occurs as a result of a dispute concerning amounts necessary to cure any defaults (solely with respect to the party directly affected by such rejection).  In the event that the rejection of an executory contract or unexpired lease by the Debtors pursuant to the Plan results in damages to the other party or parties to such contract or lease, a Claim for such damages, if not evidenced by a timely filed proof of Claim, shall be forever barred and shall not be enforceable against the Debtors or their successors, or their properties or interests in property as agents, successors or assigns.

8.6	Indemnification and Reimbursement Obligations.

The obligations of Charys Holding and/or C&B to indemnify and reimburse those officers, directors and employees set forth on an Exhibit contained in the Plan Supplement against and for any obligations pursuant to articles of incorporation, codes of regulations, bylaws, applicable state law, or specific agreement, or any combination of the foregoing, shall survive confirmation of the Plan, irrespective of whether indemnification or reimbursement is owed in connection with an event occurring before, on, or after the Commencement Date and all such obligations shall be, and shall be deemed to be assumed by New Holdco as of the Effective Date; provided, however, that in no circumstance shall New Holdco assume any obligation to indemnify or reimburse any individual in connection with the fraud, willful misconduct, or gross negligence of such individual.  In furtherance of the foregoing, New Holdco will obtain a directors’ and officers’ insurance policy with tail coverage for a period of six years from an insurer whose rating with A.M. Best is no lower than that of the insurers of the policies in existence on the Effective Date for the current and former officers and directors of the Debtors, provided, however, that such policy shall have an aggregate cost of no more than an amount as agreed on by the Debtors and the Creditors’ Committee.

8.7	Insurance Policies.

Notwithstanding anything contained in the Plan to the contrary, unless specifically rejected by order of the Bankruptcy Court, all of the Debtors’ insurance policies and any agreements, documents or instruments relating thereto, are treated as executory contracts under the Plan and will be assumed pursuant to the Plan effective as of the Effective Date.  Nothing contained in this Section shall constitute or be deemed a waiver of any cause of action that the Debtors may hold against any entity, including, without limitation, the insurer, under any of the Debtors’ policies of insurance.

8.8	Compensation and Benefit Plans.

All Benefit Plans of Charys Holding, including Benefit Plans and programs subject to sections 1114 and 1129(a)(13) of the Bankruptcy Code, entered into before or after the Commencement Date and not since terminated, shall be deemed to be, and shall be treated as if they were, executory contracts that are assumed hereunder.  Charys Holding’s obligations under such plans and programs shall survive confirmation of the Plan and shall be and shall be deemed to be assumed by New Holdco, except for (a) executory contracts or Benefit Plans expressly rejected pursuant to the Plan (to the extent such rejection does not violate sections 1114 and 1129(a)(13) of the Bankruptcy Code), (b) executory contracts or employee Benefit Plans that have previously been rejected, are the subject of a motion to reject pending as of the Confirmation Date or have been specifically waived by the beneficiaries of any employee Benefit Plan or contract and (c) such executory contracts or employee Benefit Plans to the extent they relate to former employees whose employment by the Debtors terminated prior to the Commencement Date.  Notwithstanding anything to the contrary in the Plan or the Confirmation Order, no equity, stock, option or other similar plans in effect on or prior to the Commencement Date shall be assumed and such plans shall be cancelled.

ARTICLE IX

CORPORATE GOVERNANCE AND MANAGEMENT OF
NEW HOLDCO

9.1	General.

On the Effective Date, the management, control and operation of New Holdco shall become the general responsibility of the Board of Directors of New Holdco.

9.2	Operations Between Confirmation Date And Effective Date.

The Debtors shall continue to operate as debtors-in-possession during the period from the Confirmation Date through the Effective Date.

9.3	New Organizational Documents.

The New Organizational Documents, to the extent applicable, shall prohibit the issuance of nonvoting equity securities to the extent required by section 1123(a)(6) of the Bankruptcy Code.

9.4	Board of New Holdco.

The initial Board of Directors of New Holdco shall consist of seven members, to be determined by the Creditors’ Committee.  The initial members of such Board, together with biographical information, shall be set forth in the Plan Supplement.

9.5	Officers of New Holdco.

The initial officers of New Holdco shall be set forth in the Plan Supplement.  Such officers shall serve in accordance with applicable non-bankruptcy law, any employment agreement entered into with New Holdco and the New Organizational Documents.

9.6	New Employment Agreements.

(a)            On the Effective Date, New Holdco shall enter into the New Employment Agreements.

(b)            Pursuant to the CTSI/MSAI Settlement Agreement, new employment and related agreements will be entered into with certain existing officers of CTSI and MSAI effective as of the date(s) stated therein, but subject to the occurrence of the Effective Date.  Under such employment contracts, the officers will receive the compensation and stock options in New Holdco provided therein.

(c)            Pursuant to the Cotton Settlement Agreement, certain existing employees of Cotton will enter into new employment agreements with Cotton effective as of the Effective Date and will receive the compensation provided for therein.

ARTICLE X

CONDITIONS PRECEDENT TO EFFECTIVE DATE

10.1	Conditions Precedent to Effective Date.

The Effective Date shall not occur and the Plan shall not become effective unless and until the following conditions are satisfied in full or waived in accordance with Section 10.2 of the Plan:

(a)           The Confirmation Order, in form and substance reasonably acceptable to the Debtors and the Creditors’ Committee, shall have been entered and shall be in full force and effect and there shall not be a stay or injunction in effect with respect thereto;

(b)           All actions and all agreements, instruments or other documents necessary to implement the terms and provisions of the Plan are effected or executed and delivered, as applicable, in form and substance reasonably satisfactory to the Debtors and the Creditors’ Committee;

(c)           All authorizations, consents and regulatory approvals, if any, required by the Debtors in connection with the consummation of the Plan have been obtained and have not been revoked, including, if applicable, the expiration or termination of the notification and waiting periods applicable under the Hart-Scott Rodino Antitrust Improvement Act of 1976, as amended, with respect to distributions of any shares of New Equity Interests pursuant to the Plan to any entity required to file a premerger notification and report form thereunder;

(d)           New Holdco shall have been organized and the New Organizational Documents of New Holdco required to be filed with the Secretary of State of Delaware shall have been filed;

(e)           The New Employment Agreements shall have become effective;

(f)            The Confirmation Order shall contain a finding that the aggregate amount of Cash necessary to satisfy Allowed Administrative Expense Claims shall not exceed $10,000,000; and

(g)           Holders of 90% in principal amount of the 8.75% Senior Convertible Notes shall have voted to accept the Plan.

10.2	Waiver of Conditions.

Each of the conditions precedent in Section 10.1 hereof may be waived, in whole or in part, by the Debtors with the prior consent of the Creditors’ Committee in each of their sole discretion.  Any such waiver may be effected at any time, without notice, without leave or order of the Bankruptcy Court and must be in writing.

10.3	Satisfaction of Conditions.

Any actions required to be taken on the Effective Date shall take place and shall be deemed to have occurred simultaneously, and no such action shall be deemed to have occurred prior to the taking of any other such action.  In the event that one or more of the conditions specified in Section 10.1 of the Plan have not occurred or otherwise been waived pursuant to Section 10.2 of the Plan, within 60 days after the Confirmation Date or such later date as may be agreed upon by the Debtors and the Creditors’ Committee, then (a) the Confirmation Order shall be vacated, (b) no distributions under the Plan shall be made, (c) the Debtors and all holders of Claims and interests including any Old Equity Interests shall be restored to the status quo ante as of the day immediately preceding the Confirmation Date as though the Confirmation Date never occurred and (d) the Debtors’ obligations with respect to Claims and equity interests shall remain unchanged and nothing contained herein shall constitute or be deemed a waiver or release of any Claims or equity interests by or against the Debtors or any other Person or to prejudice in any manner the rights of the Debtors or any Person in any further proceedings involving the Debtors.

ARTICLE XI

EFFECT OF CONFIRMATION

11.1	Vesting of Assets.

(a)           Vesting of Assets With Respect to Charys Holding.  On and after the Effective Date, the Charys Trustee may dispose of the assets of the Charys Liquidating Trust free of any restrictions of the Bankruptcy Code, but in accordance with the provisions of the Plan and the Charys Liquidating Trust Agreement.

(b)           Vesting of Assets With Respect to C&B.  On and after the Effective Date, the C&B Trustee may dispose of the assets of the C&B Liquidating Trust free of any restrictions of the Bankruptcy Code, but in accordance with the provisions of the Plan and the C&B Liquidating Trust Agreement.

(c)           New Holdco and Liquidating Trust Property.  As of the Effective Date, all property of New Holdco, and the Liquidating Trusts shall be free and clear of all Claims, liens, encumbrances, charges and other interests, except as provided in the Plan.

11.2	Claims Extinguished.

As of the Effective Date, any and all alter-ego or derivative claims accruing to the Debtors or Debtors in Possession against present or former officers and directors of the Debtors who were officers or directors of Charys Holding and C&B at any time during the Reorganization Cases (other than any Non-Released Parties) shall be extinguished whether or not then pending, provided however that no claims against the Non-Released Parties shall be released.

11.3	Binding Effect.

Subject to the occurrence of the Effective Date, on and after the Confirmation Date, the provisions of the Plan shall bind any holder of a Claim against, or Equity Interest in, the Debtors and such holder’s respective successors and assigns, whether or not such Claim or Equity Interest is impaired under the Plan, whether or not such holder has accepted the Plan and whether or not such holder is entitled to a distribution under the Plan.  Additionally, subject to the occurrence of the Effective Date, on and after the Confirmation Date, the provisions of the Plan shall bind any holder of a 8.75% Senior Convertible Note Claim, Mirror Note Claim, and the Indenture Trustee and such holder’s respective successors and assigns, whether or not such Claim or Equity Interest is impaired under the Plan, whether or not such holder has accepted the Plan and whether or not such holder is entitled to a distribution under the Plan.

11.4	Discharge of Claims and Termination of Equity Interests.

The rights afforded in and the payments and distributions to be made under the Plan shall terminate all Equity Interests and discharge all existing debts and Claims of any kind, nature or description whatsoever against or in the Debtors or any of their assets or properties to the fullest extent permitted by section 1141 of the Bankruptcy Code.  Except as provided in the Plan, upon the Effective Date, all existing Claims against the Debtors and Equity Interests shall be, and shall be deemed to be, discharged and terminated, and all holders of such Claims and Equity Interests shall be precluded and enjoined from asserting against New Holdco, its successors or assigns or any of its assets or properties, or against the Liquidating Trusts or any of their assets or properties, any other or further Claim or Equity Interest based upon any act or omission, transaction or other activity of any kind or nature that occurred prior to the Effective Date, whether or not such holder has filed a proof of Claim or proof of equity interest and whether or not the facts or legal bases therefor were known or existed prior to the Effective Date.

11.5	Discharge.

(a)           Upon the Effective Date, in consideration of the distributions to be made under the Plan and except as otherwise expressly provided in the Plan, each holder (as well as any trustees and agents on behalf of each holder) of a Claim or Equity Interest and any Affiliate of such holder shall be deemed to have forever waived, released and discharged the Debtors, to the fullest extent permitted by section 1141 of the Bankruptcy Code, of and from any and all Claims, Equity Interests, rights and liabilities that arose prior to the Effective Date.  Upon the Effective Date, all such persons shall be forever precluded and enjoined, pursuant to section 524 of the Bankruptcy Code, from prosecuting or asserting any such discharged Claim against or terminated Equity Interest in the Debtors.

(b)           In addition to the terms of (a) above, each holder of an 8.75% Senior Convertible Note Claim, each holder of a Mirror Note Claim, and the Indenture Trustee (as well as any trustees and agents on behalf of each holder) and any Affiliate of such holder shall be deemed to have waived, released and discharged the Affiliated Plan Proponents from any Liens, Claims, causes of action, rights or liabilities arising from notes issued under, and the guarantees issued pursuant to, the Indenture.  In addition, the Confirmation Order shall provide that the Indenture Trustee is authorized and directed to take all such actions necessary to effectuate the foregoing.  Upon the Effective Date, all such persons shall be forever precluded and enjoined from prosecuting or asserting any such discharged Claim against the Affiliated Plan Proponents.

11.6	Injunction or Stay.

Except as otherwise expressly provided herein or in the Confirmation Order, all Persons or entities who have held, hold or may hold Claims against or Equity Interests in either of the Debtors, and all other parties in interest, along with their respective present and former employees, agents, officers, directors, principals and affiliates, are permanently enjoined, from and after the Effective Date, from (a) commencing or continuing in any manner any action or other proceeding of any kind on any such Claim or Equity Interest against any of the Debtors or the Liquidating Trusts, (b) the enforcement, attachment, collection or recovery by any manner or means of any judgment, award, decree or order against the Debtors or the Liquidating Trusts, (c) creating, perfecting or enforcing any encumbrance of any kind against the Debtors or the Liquidating Trusts or against the property or interests in property of the Debtors or the Liquidating Trusts, (d) asserting any right of setoff, subrogation or recoupment of any kind against any obligation due to the Debtors or against the property or interests in property of the Debtors, or the Liquidating Trusts with respect to such Claim or Equity Interest or (e) pursuing any claim released pursuant to this Article XI of the Plan.  Such injunction shall extend to any successors of the Debtors and the Liquidating Trusts, including, without limitation, New Holdco, and their respective properties and interests in properties.

11.7	Terms of Injunction or Stay.

Unless otherwise provided in the Confirmation Order, all injunctions or stays arising under or entered during the Reorganization Cases under section 105 or 362 of the Bankruptcy Code, or otherwise, that are in existence on the Confirmation Date shall remain in full force and effect until the Effective Date.

11.8	Injunction Against Interference With Plan of Reorganization.

Upon the entry of the Confirmation Order, all holders of Claims and Equity Interests and other parties in interest, along with their respective present or former employees, agents, officers, directors, principals and affiliates shall be enjoined from taking any actions to interfere with the implementation or consummation of the Plan.

11.9	Exculpation.

Notwithstanding anything herein to the contrary, as of the Effective Date, none of the Debtors, New Holdco, the Affiliated Plan Proponents, the Liquidating Trusts, the Creditors’ Committee, the Ad Hoc Noteholders Committee, and the Indenture Trustee, and their respective officers, directors, members, employees, accountants, financial advisors, investment bankers, agents, restructuring advisors and attorneys and representatives (but, in each case, solely in their capacities as such) shall have or incur any liability for any Claim, cause of action or other assertion of liability for any act taken or omitted to be taken in connection with, or arising out of, the Reorganization Cases, the formulation, dissemination, confirmation, consummation or administration of the Plan, property to be distributed under the Plan or any other act or omission in connection with the Reorganization Cases, the Plan, the Disclosure Statement or any contract, instrument, document or other agreement related thereto; provided, however, that the foregoing shall not affect the liability of any person that otherwise would result from any such act or omission to the extent such act or omission is determined by a Final Order to have constituted willful misconduct or gross negligence.  Any of the forgoing Persons in all respects shall be entitled to rely upon the advice of counsel with respect to any of the foregoing.  The foregoing exculpation shall not apply to the Non-Released Parties.

11.10	Releases.

Effective as of the Confirmation Date but subject to the occurrence of the Effective Date, and in consideration of the services of (a) the present and former directors, officers, members, employees, affiliates, agents, financial advisors, restructuring advisors, attorneys and representatives of or to the Debtors who acted in such capacities after the Commencement Date; (b) the Indenture Trustee; and (c) the members of the Creditors’ Committee, and their respective professionals in connection with the Reorganization Cases; (x) the Debtors, the Affiliated Plan Proponents, and New Holdco; (y) each holder of a Claim that votes to accept the Plan (or is deemed to accept the Plan) and (z) to the fullest extent permissible under applicable law, as such law may be extended or integrated after the Effective Date, each holder of a Claim or Equity Interest that does not vote to accept the Plan, shall release unconditionally and forever each present or former director, officer, member, employee, affiliate, agent, financial advisor, restructuring advisor, attorney and representative (and their respective affiliates) of the Debtors who acted in such capacity after the Commencement Date, the Affiliated Plan Proponents, the Indenture Trustee, the Creditors’ Committee, and each of their respective members, officers, directors, agents, financial advisors, attorneys, employees, equity holders, parent corporations, subsidiaries, partners, affiliates and representatives (but, in each case, solely in their capacities as such) from any and all Claims or causes of action whatsoever in connection with, related to, or arising out of the Reorganization Cases, the pursuit of confirmation of the Plan, the consummation thereof, the administration thereof or the property to be distributed thereunder; provided, however, that the foregoing shall not operate as a waiver of or release from any causes of action arising out of the willful misconduct or gross negligence of any such person or entity; and provided further, however, that the foregoing release shall not apply to the Non-Released Parties.

11.11	Avoidance Actions/Objections.

Other than any releases granted herein, by the Confirmation Order and by Final Order of the Bankruptcy Court, as applicable, from and after the Effective Date, the Liquidating Trusts, as applicable, shall have the right to prosecute any avoidance or equitable subordination or recovery actions under sections 105, 502(d), 510, 542 through 551, and 553 of the Bankruptcy Code that belong to the Debtors or Debtors in Possession, provided however, that the Debtors shall be deemed to have waived all causes of action including avoidance, equitable subordination, and recovery actions against the Indenture Trustee and holders of 8.75% Senior Convertible Note Claims and Mirror Note Claims.

11.12	Retention of Causes of Action/Reservation of Rights.

(a)           Except as provided in the Plan, nothing contained in the Plan or the Confirmation Order shall be deemed to be a waiver or the relinquishment of any rights or causes of action that the Debtors or the Liquidating Trusts may have or which the Liquidating Trusts may choose to assert on behalf of the respective Debtor’s estate under any provision of the Bankruptcy Code or any applicable nonbankruptcy law, including, without limitation, (i) any and all Claims against any person or entity, to the extent such person or entity asserts a crossclaim, counterclaim, and/or Claim for setoff which seeks affirmative relief against the Debtors, the Liquidating Trusts, their officers, directors, or representatives and (ii) the turnover of any property of the Debtors’ estates.

(b)           Nothing contained in the Plan or the Confirmation Order shall be deemed to be a waiver or relinquishment of any claim, cause of action, right of setoff, or other legal or equitable defense which the Debtors had immediately prior to the Commencement Date, against or with respect to any Claim left Unimpaired by the Plan.  The Liquidating Trusts shall have, retain, reserve, and be entitled to assert all such claims, causes of action, rights of setoff, and other legal or equitable defenses which the Debtors had immediately prior to the Commencement Date fully as if the Reorganization Cases had not been commenced, and all of the Debtors’ legal and equitable rights respecting any Claim left Unimpaired by the Plan may be asserted after the Confirmation Date by the Liquidating Trusts to the same extent as if the Reorganization Cases had not been commenced.

ARTICLE XII

RETENTION OF JURISDICTION

The Bankruptcy Court shall have exclusive jurisdiction of all matters arising out of, or related to, the Reorganization Cases and the Plan pursuant to, and for the purposes of, sections 105(a) and 1142 of the Bankruptcy Code, including, without limitation:

(a)            To hear and determine pending motions or applications for the assumption or rejection of executory contracts or unexpired leases, the allowance of Claims and Administrative Expense Claims resulting therefrom and any disputes with respect to executory contracts or unexpired leases relating to facts and circumstances arising out of or relating to the Reorganization Cases;

(b)            To determine any and all adversary proceedings, motions, applications and contested matters pending on or commenced after the Confirmation Date;

(c)            To hear and determine all applications for compensation and reimbursement of expenses under sections 330, 331 and 503(b) of the Bankruptcy Code;

(d)            To hear and determine any objections to, or requests for estimation of Disputed Administrative Expense Claims and Disputed Claims, in whole or in part and otherwise resolve disputes as to Administrative Expense Claims and Claims;

(e)            To resolve disputes as to the ownership of any Administrative Expense Claim, Claim or Old Equity Interest;

(f)             To enter and implement such orders as may be appropriate in the event the Confirmation Order is for any reason stayed, revoked, modified or vacated;

(g)            To issue such orders in aid of execution of the Plan, to the extent authorized by section 1142 of the Bankruptcy Code;

(h)            To consider any amendments to or modifications of the Plan or to cure any defect or omission, or reconcile any inconsistency, in any order of the Bankruptcy Court, including, without limitation, the Confirmation Order;

(i)             To hear and determine disputes or issues arising in connection with the interpretation, implementation or enforcement of the Plan, the Confirmation Order, any transactions or payments contemplated hereby, any agreement, instrument, or other document governing or relating to any of the foregoing or any settlement approved by the Bankruptcy Court;

(j)             To hear and determine matters concerning state, local and federal taxes in accordance with sections 346, 505 and 1146 of the Bankruptcy Code (including, without limitation, any request by the Debtors prior to the Effective Date or by the Liquidating Trustees or any Disbursing Agent after the Effective Date for an expedited determination of tax under section 505(b) of the Bankruptcy Code);

(k)            To hear and determine all disputes involving the existence, scope, nature or otherwise of the discharges, releases, injunctions and exculpations granted under the Plan, the Confirmation Order or the Bankruptcy Code;

(l)             To issue injunctions and effect any other actions that may be necessary or appropriate to restrain interference by any person or entity with the consummation, implementation or enforcement of the Plan, the Confirmation Order or any other order of the Bankruptcy Court;

(m)           To determine such other matters and for such other purposes as may be provided in the Confirmation Order;

(n)            To hear and determine any rights, Claims or causes of action held by or accruing to the Debtors pursuant to the Bankruptcy Code or pursuant to any federal or state statute or legal theory;

(o)            To recover all assets of the Debtors and property of the Debtors’ estates, wherever located;

(p)            To hear all disputes concerning the Liquidating Trusts;

(q)            To enter a final decree closing the Reorganization Cases; and

(r)             To hear any other matter not inconsistent with the Bankruptcy Code.

ARTICLE XIII

MISCELLANEOUS PROVISIONS

13.1	Effectuating Documents and Further Transactions.

On or before the Effective Date, and without the need for any further order or authority, the Debtors shall file with the Bankruptcy Court or execute, as appropriate, such agreements and other documents that are in form and substance satisfactory to them and the Creditors’ Committee as may be necessary or appropriate to effectuate and further evidence the terms and conditions of the Plan.  As of the Effective Date, New Holdco and the Liquidating Trusts are authorized to execute, deliver, file, or record such contracts, instruments, releases, indentures and other agreements or documents and take such actions as may be necessary or appropriate to effectuate and further evidence the terms and conditions of the Plan and any securities issued pursuant to the Plan.

13.2	Withholding and Reporting Requirements.

In connection with the Plan and all instruments issued in connection therewith and distributed thereon, any party issuing any instrument or making any distribution under the Plan shall comply with all applicable withholding and reporting requirements imposed by any federal, state or local taxing authority, and all distributions under the Plan shall be subject to any such withholding or reporting requirements.  Notwithstanding the above, each holder of an Allowed Claim that is to receive a distribution under the Plan shall have the sole and exclusive responsibility for the satisfaction and payment of any tax obligations imposed on such holder by any governmental unit, including income, withholding and other tax obligations, on account of such distribution.  Any party issuing any instrument or making any distribution under the Plan has the right, but not the obligation, to not make a distribution until such holder has made arrangements satisfactory to such issuing or disbursing party for payment of any such tax obligations.

13.3	Corporate Action.

On the Effective Date, all matters provided for under the Plan that would otherwise require approval of the stockholders or directors of one or more of the Debtors, shall be deemed to have occurred and shall be in effect from and after the Effective Date pursuant to the applicable general corporation law of the states in which the Debtors are incorporated, without any requirement of further action by the stockholders or directors of the Debtors.

13.4	Tax Matters

(a)           For all taxable periods ending on or prior to, or including, the Effective Date, the Charys Trustee shall prepare and file (or cause to be prepared and filed) on behalf of the Charys Group or Chary Holding all tax returns, reports, certificates, forms or similar statements or documents, including amended returns (collectively, “Tax Returns”), whether related to income taxes or non-income taxes, required to be filed or that the Charys Trustee otherwise deems appropriate, and the Charys Trustee shall have full authority with respect to such Tax Returns and related taxes as if it were the debtor in possession.  The C&B Trustee shall prepare and file (or cause to be prepared and filed) all Tax Returns required to be filed or that the C&B Trustee otherwise deems appropriate, in each case, where such Tax Returns solely relate to C&B and its subsidiaries and are not Tax Returns of the Charys Group, and the C&B Trustee shall have full authority with respect to such Tax Returns and related taxes as if it were the debtor in possession.  The Charys Trustee shall provide New Holdco with a copy of each prepared Tax Return relating to a Proponent Inclusive Group at least twenty days prior to the due date or filing thereof, along with supporting workpapers, for New Holdco’s review and approval.  The Charys Trustee and New Holdco shall attempt in good faith to resolve any disagreements regarding such Tax Returns prior to the due date for filing.  In the event that the Charys Trustee and New Holdco are unable to resolve any dispute with respect to such a Tax Return at least ten days prior to the due date for filing (or otherwise within a reasonable period of time), such dispute shall be resolved pursuant to Section 13.4(d).

(b)           If following the Effective Date notice of any claim, audit or other proceeding with respect to taxes of a Proponent Inclusive Group shall be received by the Charys Trustee, on the one hand, or any of the Affiliated Plan Proponents or New Holdco on the other hand, the notified party shall notify the other party of claim, audit or other proceeding.  The Charys Trustee shall control all such administrative and judicial proceedings.  The Charys Trustee shall keep New Holdco reasonably informed regarding the progress of such proceedings and any application for a ruling from the Internal Revenue Service and New Holdco shall be entitled to participate in such proceedings or ruling request at its own expense.  The Charys Trustee shall not settle or compromise any such claim, audit or other proceeding, or submit a ruling request without the prior written consent of New Holdco, which consent shall not be unreasonably withheld.

(c)           The Charys Trustee and New Holdco shall (and New Holdco shall cause the Affiliated Plan Proponents to) furnish to each other, upon request, as promptly as practicable, such information and assistance (including access to books and records and personnel as well as the timely provision of powers of attorney or similar authorizations) as is reasonably necessary for the filing of all Tax Returns and the preparation for, and contest of, any audit or administrative or judicial proceeding relating to taxes of a Proponent Inclusive Group.

(d)           If the Charys Trustee and New Holdco are unable to resolve any disagreement relating to any provision of this Section 13.14, the disagreement shall be referred to an independent accounting firm mutually acceptable to the Charys Trustee and New Holdco (the “Independent Expert”).  The Independent Expert shall resolve the disagreement as soon as practicable and the decision of the Independent Expert shall be conclusive and binding on the Charys Trustee and New Holdco.  The fees of the Independent Expert shall be divided equally between the Charys Trustee and New Holdco.

(e)           Prior to the Effective Date, Charys Holding shall designate (or cause to be designated) LFC, Inc., or such other entity as New Holdco shall select, as permitted by law, as the “substitute agent” (within the meaning of Treasury Regulation Section 1.1502-77) for the Charys Group in accordance with Treasury Regulation Section 1.1502-77 and Rev. Proc. 2002-43, 2002-2 C.B. 99 (June 28, 2002), in either case, as amended or supplemented, and any comparable provision under state and local law, with respect to all taxable periods ending on or before, or including, the Effective Date.

13.5	Modification of Plan.

Subject to the prior consent of the Creditors’ Committee, alterations, amendments or modifications of or to the Plan may be proposed in writing by the Debtors at any time prior to the Confirmation Date, provided that the Plan, as altered, amended or modified satisfies the conditions of sections 1122 and 1123 of the Bankruptcy Code and the Debtors shall have complied with section 1125 of the Bankruptcy Code.  Subject to the prior consent of the Creditors’ Committee, the Plan may be altered, amended or modified at any time after the Confirmation Date and before substantial consummation, provided that the Plan, as altered, amended or modified, satisfies the requirements of sections 1122 and 1123 of the Bankruptcy Code and the Bankruptcy Court, after notice and a hearing, confirms the Plan, as altered, amended or modified, under section 1129 of the Bankruptcy Code and the circumstances warrant such alterations, amendments or modifications.  A holder of a Claim that has accepted the Plan shall be deemed to have accepted the Plan, as altered, amended or modified, if the proposed alteration, amendment or modification does not materially and adversely change the treatment of the Claim of such holder.

Prior to the Effective Date, the Debtors may, with the prior consent of the Creditors’ Committee, make appropriate technical adjustments and modifications to the Plan without further order or approval of the Bankruptcy Court, provided that such technical adjustments and modifications do not adversely affect in a material way the treatment of holders of Claims or Equity Interests.

For the avoidance of doubt, the foregoing shall not effect a waiver of any rights that any party may have with respect to modification of the Plan under section 1127 of the Bankruptcy Code.

13.6	Revocation or Withdrawal of the Plan.

The Debtors reserve the right to revoke or withdraw the Plan, in whole or in part, prior to the Confirmation Date.  If the Debtors revoke or withdraw the Plan in whole prior to the Confirmation Date, then the Plan shall be deemed null and void.  In such event, nothing contained herein shall constitute or be deemed a waiver or release of any Claims or Equity Interests by or against the Debtors or any other person or to prejudice in any manner the rights of the Debtors or any person in any further proceedings involving the Debtors.  The Debtors reserve the right to withdraw the Plan with respect to either Debtor and proceed with confirmation of the Plan with respect to the other Debtor.  In such event, nothing contained herein shall constitute or be deemed a waiver or release of any Claims against or equity interests in the Debtor withdrawn from the Plan or any other person or to prejudice in any manner the rights of such Debtor or any person in any further proceedings involving such withdrawn Debtor.

13.7	Continuing Exclusivity Period.

Subject to further order of the Bankruptcy Court, until the Effective Date, the Debtors shall, pursuant to section 1121 of the Bankruptcy Code, retain the exclusive right to amend the Plan and to solicit acceptances thereof.

13.8	Plan Supplement.

The Plan Supplement and the documents contained therein shall be in form and substance reasonably satisfactory to the Debtors and the Creditors’ Committee, and shall be filed with the Bankruptcy Court no later than five (5) Business Days before the deadline for voting to accept or reject the Plan, provided that the documents included therein may thereafter be amended and supplemented prior to execution with the consent of the Creditors’ Committee.  The Plan Supplement and the documents contained therein are incorporated into and made a part of the Plan as if set forth in full herein.

13.9	Payment of Statutory Fees.

All fees payable under section 1930 of chapter 123 of title 28 of the United States Code, as determined by the Bankruptcy Court at the Confirmation Hearing, shall be paid on the Effective Date.

13.10	Post-Confirmation Date Professional Fees and Expenses.

From and after the Confirmation Date, Charys Holding or C&B, as the case may be, shall, in the ordinary course of business and without the necessity for any approval by the Bankruptcy Court, pay the reasonable fees and expenses of professional persons thereafter incurred by them.

13.11	Dissolution of the Creditors’ Committee.

On the Effective Date, the Creditors’ Committee shall be dissolved and the members thereof shall be released and discharged of and from all further authority, duties, responsibilities and obligations related to and arising from and in connection with the Reorganization Cases, and the retention or employment of the Creditors’ Committee’s attorneys, accountants and other agents, if any, shall terminate other than for purposes of (i) filing and prosecuting applications for final allowances of compensation for professional services rendered and reimbursement of expenses incurred in connection therewith, and (ii) reviewing and objecting to the applications of other parties for the allowance of compensation for professional services rendered and reimbursement of expenses incurred in connection therewith.

13.12	Indenture Trustee as Claim Holder.

Consistent with Bankruptcy Rule 3003(c), the Debtors shall recognize a proof of Claim timely filed by the Indenture Trustee in respect of any Claims under the Indenture.  Accordingly, any Claim for principal and interest under the 8.75% Senior Convertible Notes, proof of which is filed by the registered or beneficial holder of any 8.75% Senior Convertible Notes, is disallowed as duplicative of the Claim of the Indenture Trustee, without any further action of the Bankruptcy Court.

13.13	Exemption from Transfer Taxes.

Pursuant to section 1146(a) of the Bankruptcy Code, the issuance, transfer or exchange of notes or equity securities under or in connection with the Plan, the creation of any mortgage, deed of trust or other security interest, the making or assignment of any lease or sublease or the making or delivery of any deed or other instrument of transfer under, in furtherance of, or in connection with the Plan, including, without limitation, the New Secured Notes and New Common Stock, any merger agreements or agreements of consolidation, deeds, bills of sale or assignments executed in connection with any of the transactions contemplated under the Plan, shall not be subject to any stamp, real estate transfer, mortgage recording or other similar tax.

13.14	Expedited Tax Determination.

The Debtors and the Liquidating Trusts are authorized to request an expedited determination of taxes under section 505(b) of the Bankruptcy Code for any or all returns filed for, or on behalf of, the Debtors for any and all taxable periods (or portions thereof) ending after the Commencement Date through and including the Effective Date.

13.15	Exhibits/Schedules.

All exhibits and schedules to the Plan, including the Plan Supplement, are incorporated into and are a part of the Plan as if set forth in full herein.

13.16	Substantial Consummation.

On the Effective Date, the Plan shall be deemed to be substantially consummated under sections 1101 and 1127(b) of the Bankruptcy Code.

13.17	Severability of Plan Provisions.

If, prior to the entry of the Confirmation Order, any term or provision of the Plan is held by the Bankruptcy Court to be invalid, void, or unenforceable, the Bankruptcy Court, at the request of the Debtors, subject to the consent of the Creditors’ Committee, shall have the power to alter and interpret such term or provision to make it valid or enforceable to the maximum extent practicable, consistent with the original purpose of the term or provision held to be invalid, void, or unenforceable, and such term or provision shall then be applicable as altered or interpreted.  Notwithstanding any such holding, alteration, or interpretation, unless agreed otherwise between the Debtors and the Creditors’ Committee, the remainder of the terms and provisions of the Plan will remain in full force and effect and will in no way be affected, impaired, or invalidated by such holding, alteration, or interpretation.  The Confirmation Order shall constitute a judicial determination and shall provide that each term and provision of the Plan, as it may have been altered or interpreted in accordance with the foregoing, is valid and enforceable pursuant to its terms.

13.18	Governing Law.

Except to the extent that the Bankruptcy Code or other federal law is applicable, or to the extent an exhibit to the Plan or document in the Plan Supplement provides otherwise (in which case the governing law specified therein shall be applicable to such exhibit), the rights, duties, and obligations arising under the Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without giving effect to its principles of conflict of laws.

13.19	Computation of Time.

In computing any period of time prescribed or allowed by the Plan, the provisions of Rule 9006(a) of the Bankruptcy Rules shall apply.

13.20	Notices.

All notices, requests and demands to or upon the Debtors to be effective shall be in writing (including by facsimile transmission) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when actually delivered or, in the case of notice by facsimile transmission, when received and telephonically confirmed, addressed as follows:

Charys Holding Company Inc.
1117 Perimeter Center West
Suite N415
Atlanta, Georgia  30338
Attn:	Michael F. Oyster
Telephone:	(678) 443-2300
Facsimile:	(678) 443-2320

- and -

Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, New York 10153
Attn:	Stephen Karotkin, Esq.
Damon P. Meyer, Esq.
Telephone:	(212) 310-8000
Facsimile:	(212) 310-8007

- and -

Milbank, Tweed, Hadley & McCloy LLP
One Chase Manhattan Plaza
New York, New York  10005
Attn:	Matthew S. Barr, Esq.
Brian Kinney, Esq.
Telephone:	(212) 530-5000
Facsimile:	(212) 530-5219

13.21	Section Headings

The section headings contained in the Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan.

Dated:  December 8, 2008

Respectfully submitted,

Charys Holding Company, Inc.
Crochet & Borel Services, Inc.
Complete Tower Sources, Inc.
LFC, Inc.
Mitchell Site Acq. Inc.
Cotton Commercial USA, Inc.

By:	/s/	Michael F. Oyster
	Name:	Michael F. Oyster
	Title:	President and
Chief Executive Officer

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

x
In re	:
	:	Chapter 11 Case No.
:
CHARYS HOLDING COMPANY, INC., and	:
CROCHET & BOREL SERVICES, INC.	:	08-10289 (BLS)
:
Debtors.	:	(Jointly Administered)
:
x

JOINT PLAN OF REORGANIZATION OF DEBTORS AND
CERTAIN NONDEBTOR AFFILIATES
UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

WEIL, GOTSHAL & MANGES LLP	RICHARDS, LAYTON & FINGER, P.A.
767 Fifth Avenue	One Rodney Square
New York, New York 10153	920 North King Street
(212) 310-8000	Wilmington, Delaware 19801
(302) 651-7700

Co-Attorneys for Debtors and	Co-Attorneys for Debtors and
Debtors In Possession	Debtors In Possession

Dated: December 8, 2008

i

(continued)

(continued)

(continued)

(continued)

v

(continued)

(continued)

(continued)

(continued)

EXHIBIT B

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

x
In re	:
	:	Chapter 11 Case No.
CHARYS HOLDING COMPANY, INC., and	:
CROCHET & BOREL SERVICES, INC.,	:	08-10289 (BLS)
:
Debtors.	:	(Jointly Administered)
:
x

NOTICE OF ENTRY OF ORDER PURSUANT TO SECTION 1129 OF THE BANKRUPTCY CODE AND RULE 3020 OF THE FEDERAL RULES OF BANKRUPTCY PROCEDURE CONFIRMING FIRST AMENDED
JOINT PLAN OF REORGANIZATION OF DEBTORS AND CERTAIN
NONDEBTOR AFFILIATES UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

TO ALL PARTIES IN INTEREST IN THE
ABOVE-CAPTIONED CHAPTER 11 CASES:

PLEASE TAKE NOTICE:

1.              On February 25, 2009, the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) entered an order (the “Confirmation Order”) confirming the First Amended Joint Plan of Reorganization of Debtors and Certain Nondebtor Affiliates Under Chapter 11 of the Bankruptcy Code, dated December 8, 2008 (the “Plan”), of Charys Holding Company, Inc. (“Charys Holding”) and its affiliated debtor, Crochet & Borel Services, Inc. (“C&B”), in the above-referenced chapter 11 cases (collectively, the “Debtors”).  Unless otherwise defined in this notice, capitalized terms used in this notice shall have the meanings ascribed to them in the Plan.

2.              The Confirmation Order (including the Plan attached as an exhibit thereto) is available for inspection in the Office of the Clerk of the Bankruptcy Court at the United States Bankruptcy Court, 824 North Market Street, 3rd Floor, Wilmington, Delaware 19801.  The Confirmation Order is also available on the website of the Debtors’ Bankruptcy Court-appointed voting and tabulation agent, Kurtzman Carson Consultants, LLC, at: http://www.kccllc.net/charys.

3.              Except as otherwise provided in the Confirmation Order or the Plan, as of the Effective Date of the Plan, (a) the provisions of the Plan are binding upon the Debtors, the Affiliated Plan Proponents, any entity acquiring property under the Plan and any creditor or equity interest holder of any of the Debtors, whether or not the claim or equity interest of such creditor or equity interest holder is impaired under the Plan and whether or not such creditor or equity interest holder has accepted the Plan, (b) the commencement or continuation of any action, employment of process, or act to collect, recover, or offset by any holder of a claim against or equity interest in any of the Debtors is permanently enjoined, (c) all property of the Debtors’ estates is vested in the Liquidating Trusts, or New Holdco, as applicable, free and clear of all liens, claims, encumbrances, and interests, and (d) the Debtors are discharged from all debts and claims that arose before the date and time of entry of the Confirmation Order.

Deadline for Filing Claims Arising from Rejection of
Executory Contracts and Unexpired Leases Pursuant to the Plan

4.              Section 8.1 of the Plan provides that all executory contracts and unexpired leases that exist between the Debtors and any person or entity were rejected by the Debtors as of the Effective Date of the Plan, except for any executory contract or unexpired lease (i) that was assumed pursuant to an order of the Bankruptcy Court entered prior to the Effective Date, (ii) as to which a motion for approval of the assumption of such executory contract or unexpired lease was filed and served prior to the Confirmation Date, or (iii) that is specifically designated as a contract or lease to be assumed on Schedule 8.1 to the Plan, which is contained in the Plan Supplement, as amended or supplemented.

5.              If you are a counterparty to an executory contract or unexpired lease that is not listed on Schedule 8.1 to the Plan, as amended or supplemented, your executory contract or unexpired lease has been rejected as of the Effective Date.  Pursuant to the Confirmation Order, all proofs of claim relating to the rejection of executory contracts or unexpired leases pursuant to the Plan are required to be filed so as to be received within 30 days after the date of this notice.  If you fail to file a timely proof of claim, you shall be forever barred, estopped, and enjoined from asserting such claim against the Debtors, the Liquidating Trusts, New Holdco, or their successors, or their properties or interests in property, as agents, successors or assigns, and the Debtors, the Liquidating Trusts, and New Holdco and their successors, properties and interests in property shall be forever discharged from any and all indebtedness or liability with respect to such claim.  Each such proof of claim shall be an original, shall substantially conform to the proof of claim form previously approved by the Court or Official Form No. 10, shall be duly executed and written in the English language, shall set forth the Debtors’ names and the chapter 11 case numbers, shall set forth all amounts claimed therein in United States dollars, and shall be delivered to the claims agent in these cases, Kurtzman Carson Consultants, LLC, at: Charys Ballot Processing Center, c/o Kurtzman Carson Consultants, LLC, 2335 Alaska Avenue, El Segundo, California 90245, so as to be received by the deadline referred to above..

Applications for Allowances of Compensation and Deadline for Objections Thereto

6.              Following the occurrence of the Effective Date, New Holdco shall file with the Court a notice of occurrence of the Effective Date, identifying the date on which the Effective Date occurred.

7.              On or before the date that is 45 days after the Effective Date, all applications for final allowances of compensation and reimbursement of expenses pursuant to sections 327, 328, 330, 503(b), and 1103 of the Bankruptcy Code for professional services rendered up to the Confirmation Date (each a “Final Fee Application”) must be filed with the Bankruptcy Court, together with proof of service thereof, and served on (i) Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York 10153 (Attn: Stephen Karotkin, Esq.), co-attorneys for the Debtors, (ii) Richards, Layton & Finger, P.A., One Rodney Square, 920 North King Street, Wilmington, Delaware 19801 (Attn: Paul N. Heath, Esq.), co-attorneys for the Debtors, (iii) the Office of the United States Trustee for the District of Delaware, 844 King Street, Suite 2207, Lockbox 35, Wilmington, Delaware 19801 (Attn: Mark Kenney, Esq.), (iv) Milbank, Tweed, Hadley and McCloy, LLP, One Chase Manhattan Plaza, New York, New York 10005 (Attn: Matthew S. Barr, Esq.), co-attorneys for the Official Committee of Unsecured Creditors appointed in these chapter 11 cases (the “Creditors’ Committee”), and (v) Morris, Nichols, Arsht & Tunnell LLP, 1201 North Market Street, 18th Floor, P.O. Box 1347, Wilmington, Delaware 19899 (Attn: Gregory W. Werkheiser, Esq.), co-attorneys for the Creditors’ Committee.

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8.              Objections, if any, to any Final Fee Applications shall be filed with the Court, together with proof of service thereof, and served upon the applicant and the parties identified above, so as to be filed and actually received not later than 4:00 p.m. prevailing Eastern Time on the date that is five business days prior to the hearing on the Final Fee Applications.

Dated:           February [__], 2009

WEIL, GOTSHAL & MANGES LLP	RICHARDS, LAYTON & FINGER, P.A.
767 Fifth Avenue	One Rodney Square
New York, New York 10153	920 North King Street
Telephone: (212) 310-8000	Wilmington, Delaware 19801
Facsimile: (212) 310-8007	Telephone: (302) 651-7700
Facsimile: (302) 651-7701

CO-ATTORNEYS FOR THE DEBTORS	CO-ATTORNEYS FOR THE DEBTORS
AND DEBTORS IN POSSESSION	AND DEBTORS IN POSSESSION

Debtor Entities and Case Numbers

Charys Holding Company, Inc.	08-10289 (BLS)
Crochet & Borel Services, Inc.	08-10290 (BLS)

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